Donaldson, Lufkin & Jenrette                                         PRELIMINARY
Donaldson, Lufkin & Jenrette
Securities Corporation                 277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------
                           Real Estate Finance Group

                         COMMERCIAL MORTGAGE TRADING

                            $1,150,838,323 (+/- 5%)
                        (Initial Mortgage Pool Balance)

                             "Column Conduit VIII"

                         DLJ COMMERCIAL MORTGAGE CORP.
        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-CF2

                     ** PRELIMINARY SUMMARY MEMORANDUM **

                            Dated October 28, 1998

This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette                                         PRELIMINARY
Donaldson, Lufkin & Jenrette
Securities Corporation                 277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------
                           Real Estate Finance Group

                         COMMERCIAL MORTGAGE TRADING

                        DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                            "Column Conduit VIII"

                           Preliminary Structure(1)

||-----------------------------------------------------------------------------------------------------| |
||-----------------------------------------------------------------------------------------------------| |
||                                        Servicing Fee                                                | |
||-----------------------------------------------------------------------------------------------------| |
||                                                                                                     | |
||-----------------------------------------------------------------------------------------------------| |
||                                                                                                     | |
||    Class S  Aaa/AAA Public      |-----------------|                                                 | |
||                                 | |------| |------|                                                 | |
||                        |--------| |Public| |Public|                                                 | |
||                        | |------| |      | |      |                                                 | |
||                        | |Public| |      | |      |                                                 | |
||                        | |      | |      | |      |                                                 | |
||               |--------| |      | |      | |      |                                                 | |
||               | |------| |      | |      | |      |                                                 | |
||      |--------| |Public| |      | |      | |      |                                                 | |
||      | |------| |      | |      | |      | |      |                                                 | |
||      | |Public| |      | |      | |      | |      | |-------| |-------| |-------| |-------|         | |
||      | |      | |      | |      | |      | |      | |-------| |-------| |-------| |-------| |-------| |
||------| |      | |      | |      | |      | |      | |Private| |Private| |Private| |Private| |-------| |
||------| |      | |      | |      | |      | |      | |       | |       | |       | |       | |Private| |
||Public| |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
||      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
||      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
||      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
||      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
||      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
||      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
||      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
||      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
||      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
||      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
||Class | |Class | |Class | |Class | |Class | |Class | | Class | | Class | | Class | | Class | | Class | |
||A-1A  | |A-1B  | | A-2  | | A-3  | | B-1  | | B-2  | |  B-3  | | B-4   | |  B-5  | |  B-6  | |   C   | |
||      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
|| Aaa/ | | Aaa/ | | Aa2/ | | A2/  | |Baa2/ | |Baa3/ | |  NR/  | |  NR/  | |  NR/- | |  NR/  | |  NR/  | |
|| AAA  | | AAA  | | AA   | | A    | | BBB  | | BBB- | |  BB   | |  BB-  | |  B    | |  B-   | |  NR   | |
||      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       | |
||------| |------| |------| |------| |------| |------| |-------| |-------| |-------| |-------| |-------| |
||-----------------------------------------------------------------------------------------------------| |



            Expected      ($)        (%)    (%)    Avg                   Price                 Approx.                  ERISA/
 Class     Ratings(2)   Balance    Balance  Sub   Life(3)   Maturity(3)  Talk       Index       Price     Status        SMMEA(4)
    S        Aaa/AAA      ---       na       na     9.4      Oct-23      ---         ---         ---      Public       Yes/Yes


  A-1A       Aaa/AAA      ---       ---     ---     5.7      Jun-08      ---         ---         ---      Public       Yes/Yes

  A-1B       Aaa/AAA      ---       ---     ---     9.7      Oct-08      ---         ---         ---      Public       Yes/Yes

   A-2        Aa2/AA      ---       ---     ---     9.9      Nov-08      ---         ---         ---      Public        No/Yes

   A-3         A2/A       ---       ---     ---    10.0      Nov-08      ---         ---         ---      Public          No

   B-1       Baa2/BBB     ---       ---     ---    10.0      Nov-08      ---         ---         ---      Public          No

   B-2      Baa3/BBB-     ---       ---     ---    10.0      Nov-08      ---         ---         ---      Public          No

   B-3        NR/BB       ---       ---     ---    10.7      Apr-12      ---         ---         ---      Private         No

   B-4        NR/BB-      ---       ---     ---    13.9      Apr-13     ******   Not Offered   ******     Private         No

   B-5         NR/B       ---       ---     ---    14.7      Oct-13     ******   Not Offered   ******     Private         No

   B-6        NR/B-       ---       ---     ---    14.9      Jun-14     ******   Not Offered   ******     Private         No

    C         NR/NR       ---       ---     ---    18.3      Oct-23     ******   Not Offered   ******     Private         No


    (1) Subject to change.
    (2) Moody's Investor Service, Inc. / Fitch IBCA, Inc.
    (3) Reflects expected average life and maturity. Subject to change based on final class sizes.
    (4) Expected to be eligible for DLJ's individual prohibited transaction exemption under ERISA.

This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

Donaldson, Lufkin & Jenrette                                         PRELIMINARY
Donaldson, Lufkin & Jenrette
Securities Corporation                 277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------
                          Real Estate Finance Group

                         COMMERCIAL MORTGAGE TRADING

                        DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                            "Column Conduit VIII"

--------------------------------------------------------------------------------

Collateral            The Trust Fund will consist of a pool of 318 fixed-rate,
Overview:             monthly-pay mortgage loans with an aggregate balance of
                      approximately $1,150,838,323 as of November 1, 1998
                      (Cut-off Date), which are secured by a first lien on a fee and/or leasehold interest in a multifamily or commercial property. The properties are located throughout 38 states and the District of Columbia with the largest concentrations (by balance) in NY 13.5% (19 loans), CA 12.7% (40 loans) and TX 11.0% (49 loans).

                      o Property Type Diversification: Multifamily (28.4%),
                        Office (20.9%), Retail (20.7%), Hotel (13.6%)
                      o ARD Loans as % of Total: 15.0%
                      o CTL Loans as % of Total: 0.5%
                      o Appraisals: 100% of the mortgage loans follow the
                        guidelines set forth in Title XI of FIRREA.
                      o Call Protection: 90.7% of the mortgage loans provide for an initial lockout period followed by a defeasance period. 0.4% of the mortgage loans provide for a lockout period only. The remaining 8.9% of the mortgage loans provide for an initial lockout period followed by a yield maintenance period.

--------------------------------------------------------------------------------

Mortgage Loan         The mortgage loans, in general, were originated between
Origination:          July 1997 and October 1998 by 2 participants in DLJ
                      Mortgage Capital, Inc.'s ("DLJMC") commercial and multifamily mortgage loan conduit program. Approximately
                      90.8% (by balance) of the mortgage loans were originated by Column Financial, Inc. The remaining mortgage loans were originated by Union Capital
                      Investments LLC (7.9%) and Apple Bank (1.3%). All mortgage loans were underwritten with third party due diligence reports.

                      Column Financial, Inc. ("Column"), an indirect wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., was created in August 1993. Column has originated $6.1 billion commercial and multifamily mortgage loans since its inception. Column sources, underwrites and closes mortgage loans through 14 regional offices located throughout the country.

--------------------------------------------------------------------------------

Servicer:             TBA                  Dealer:      Donaldson, Lufkin &
                                                        Jenrette Securities
                                                        Corporation

--------------------------------------------------------------------------------

Special Servicer:     TBA                  Settlement:  November _, 1998

--------------------------------------------------------------------------------

Rating                Moody's Investor     Trustee:     TBA
Agencies:             Service, Inc.
                      Fitch IBCA, Inc.

--------------------------------------------------------------------------------

This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

Donaldson, Lufkin & Jenrette                                         PRELIMINARY
Donaldson, Lufkin & Jenrette
Securities Corporation                 277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------
                           Real Estate Finance Group

                          COMMERCIAL MORTGAGE TRADING

                        DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                            "Column Conduit VIII"


Extensions:           The Special Servicer will not be permitted to grant any
                      extension of the maturity of a mortgage loan beyond 60 months of such mortgage loan's stated maturity date.

--------------------------------------------------------------------------------

Controlling           The Controlling Class of Certificateholders may appoint a
Class:                Special Servicer and replace the existing Special
                      Servicer.

                         Controlling Class - will be the most subordinate class of certificates which has a current aggregate certificate principal amount greater than 25% (or in the case of the Class C certificates, 20%) of its original aggregate certificate principal balance.

--------------------------------------------------------------------------------

Advances:             Advances subject to recoverability determination and
                      appraisal reductions.

--------------------------------------------------------------------------------

Prepayment            All of the mortgage loans provide for either a prepayment
Protection and        lockout period ("Lockout"), a defeasance period
Distribution of       ("Defeasance"), and/or a yield maintenance premium ("YMP")
Premiums:             period or a combination thereof.

                      The certificate yield maintenance amount ("CYMA") for the Class A-1A, A-1B, A-2, A-3, B-1, B-2, B-3, B-4, B-5,
                      B-6, and/or C Certificates (collectively, "Sequential Pay Certificates") equals the total yield maintenance premium collected, multiplied by a fraction (not greater than one or less than zero) which is based upon a formula involving the relationship between the Pass-Through Rate(s) of such Class(es) currently receiving principal, the mortgage rate of the loan that has prepaid, and current interest rates. In general, the CYMA for any Distribution Date will be calculated in respect of and payable to the class(es) of Sequential Pay Certificates entitled to receive distributions of principal on such Distribution Date.


                           CYMA            (Pass-Through Rate - Discount Rate)
                                       =   -----------------------------------
                       Allocation %           (Mortgage Rate - Discount Rate)
                        to Non-IO
                      Certificates

                      The yield maintenance amount passed to the interest only certificates, Class S, will equal the total yield maintenance premium less the CYMA as defined above.

--------------------------------------------------------------------------------

Analytics:            Cashflows are expected to be available through: Bloomberg, the Trepp Group, Intex Solutions and Charter Research.

--------------------------------------------------------------------------------

This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

Donaldson, Lufkin & Jenrette                                         PRELIMINARY
Donaldson, Lufkin & Jenrette
Securities Corporation                 277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------
                           Real Estate Finance Group

                          COMMERCIAL MORTGAGE TRADING

                        DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                            "Column Conduit VIII"

--------------------------------------------------------------------------------

Priority of           On each distribution date, interest will be distributed to
Interest:             each of the classes in the following order of priority:

                             1. Class S, A-1A and A-1B, pro rata
                             2. Class A-2
                             3. Class A-3
                             4. Class B-1
                             5. Class B-2
                             6. Class B-3
                             7. Class B-4
                             8. Class B-5
                             9. Class B-6
                             10. Class C

--------------------------------------------------------------------------------

Priority of           On each distribution date, principal will be distributed
Principal:            and losses will be allocated to each of the classes in the following order of priority:

                      Scheduled and Prepayments(1)    Losses
                      ----------------------------    --------------------------
                      1.  Class A-1A                   1. Class C
                      2.  Class A-1B(2)                2. Class B-6
                      3.  Class A-2                    3. Class B-5
                      4.  Class A-3                    4. Class B-4
                      5.  Class B-1                    5. Class B-3
                      6.  Class B-2                    6. Class B-2
                      7.  Class B-3                    7. Class B-1
                      8.  Class B-4                    8. Class A-3
                      9.  Class B-5                    9. Class A-2
                      10. Class B-6                   10. Class A-1A and A-1B,
                      11. Class C                         pro rata


                      (1) None of the following classes will receive any
                          principal distributions until all classes, if any, listed above it are retired.
                      (2) Pro rata with Class A-1A if the balances of Classes
                          A-2 through C are reduced to zero on account of losses.

--------------------------------------------------------------------------------

This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                     Series 1998-CF2 Collateral Pool Summary



Mortgage Loan Characteristics                                                                   Mortgaged Properties Characteristics
-----------------------------                                                                   ------------------------------------
Number of Loans:                                                      318                       Wtd. Avg. U/W DSCR:           1.45 x
Original Balance:                                          $1,153,256,500                       Wtd. Avg. Cut-off Date LTV:   71.7%
Cut-off Date Balance (1):                                  $1,150,838,323
Average Cut-off Date Balance:                                  $3,618,988


                                                                                                 Wtd. Avg. Year Built/
                                                                                                   Renovated (3):              1988
                                                                                                 Number of States (4):           38


Wtd. Avg. Mortgage Rate:                                            7.120%
Wtd. Avg. Original Amort Term (Months):                               315
Wtd. Avg. Original Term to Maturity (Months):                         130
Wtd. Avg. Seasoning (Months):                                           2



Top 5 States/Property Types:


                                                               Percentage of
                                      Number     Cut-off Date   Cut-off Date
#          State                     of Loans     Balance (1)     Balance
-          -----                     --------    ------------   ------------
1       New York                        19       $154,801,544     13.5%
2       California                      40        146,280,556     12.7%
3       Texas                           49        126,669,319     11.0%
4       Florida                         28        124,531,155     10.8%
5       Illinois                        19        114,954,487     10.0%
                                       ---       ------------     ----
Total/ Weighted Average:               155       $667,237,061     58.0%
                                       ===       ============     ====



                                                               Percentage of
                                      Number     Cut-off Date  Cut-off Date
#     Property Type                  of Loans     Balance (1)     Balance
-     -------------                  --------    ------------  -------------
1       Multifamily                    115      $  326,719,842     28.4%
2       Office                          45         239,993,623     20.9%
3       Retail                          67         237,764,987     20.7%
4       Hotel                           28         156,283,925     13.6%
5       Industrial                      22          76,729,036      6.7%
                                       ---      --------------     ----
                                       277      $1,037,491,413     90.2%
                                       ===      ==============     ====



Top 5 Mortgage Loans (5):


                                                                               Percentage of
                                             Property             Cutoff Date   Cut-off Date  Appraised  Cut-off Date
#            Property Name                     Type     State      Balance (1)    Balance       Value      LTV Ratio  U/W NCF (2)
-            -------------                     ----     -----      ----------- -------------  ---------   ----------- -----------

1       Chanin Building                       Office      NY      $ 74,826,649     6.5%      $105,000,000    71.3%    $ 8,387,294
2       Heritage Point                      Multifamily   IL        25,000,000     2.2%        36,000,000    69.4%      3,443,893
3       The Hughes Center at Rancho
          Niguel (6)                          Retail      CA        23,000,000     2.0%        28,500,000    80.7%      2,387,689
4       Best Western Inn of Chicago            Hotel      IL        21,924,346     1.9%        30,700,000    71.4%      3,279,579
5       Christiana Hilton Inn -
          Newark, DE                           Hotel      DE        21,477,544     1.9%        33,000,000    65.1%      3,251,846
                                                                  ------------    ----       ------------    ----     -----------
Total/Weighted Average:                                           $166,228,538    14.4%      $233,200,000    71.5%    $20,750,301
                                                                  ============    ====       ============    =====    ===========



                                                           Year Built/
#            Property Name                   U/W DSCR     Renovated (3)
-            -------------                   --------     -------------
1       Chanin Buildiing                       1.33 x          1997
2       Heritage Point                         1.60            1973
3       The Hughes Center at Rancho
          Niguel (6)                           1.35            1988
4       Best Western Inn of Chicago            1.55            1981
5       Christiana Hilton Inn -
          Newark, DE                           1.79            1997
                                              =====            ====
Total/Weighted Average:                        1.46 x          1990
                                              =====            ====


(1) Assumes a Cut-off Date of November 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3) Year Built/Renovated denotes the later of the Year Built or the Year Renovated.
(4) Includes the District of Columbia.
(5) Excludes groups of cross-collateralized loans, each of which might be larger than the individual loans listed.
(6) The Mortgage Loan secured by The Hughes Center at Rancho Niguel is cross-collateralized and cross-defaulted with The Edwards Center at Rancho Niguel Loan.


               Managers and Locations of the Mortgaged Properties

 #     Property Name                                         Manager
---    -------------                                         -------
  1    Chanin Building                                       Colliers ABR
  2    250 South Clinton Street (1A)                         American Real Estate Management, Inc.
  3    Steelway North & South (1A)                           American Real Estate Management, Inc.
  4    1001 and 1011 AIP Drive (1A)                          American Real Estate Management, Inc
  5    Northeast Industrial Building # 21 (1A)               American Real Estate Management, Inc
  6    507 Plum Street (1A)                                  American Real Estate Management, Inc.
  7    3530 East Pike (1A)                                   American Real Estate Management, Inc.
  8    Northeast Industrial Building # 8 (1A)                American Real Estate Management, Inc.
  9    Northeast Industrial Building #22 (1A)                American Real Estate Management, Inc.
 10    4, 5 & 8 Marway Circle (1A)                           American Real Estate Management, Inc.
 11    16725 Square Drive (1A)                               American Real Estate Management, Inc.
 12    One Clinton Square (1A)                               American Real Estate Management, Inc.
 13    The Hughes Center at Rancho Niguel (1B)               Pacific West Asset Management
                                                             Corporation
 14    The Edwards Center at Rancho Niguel (1B)              Pacific West Asset Management
                                                             Corporation
 15    Rivertree Court Shopping Center (1C)                  Inland REIT
 16    Woodland Heights Shopping Center (1C)                 Inland REIT
 17    Winnetka Commons Shopping Center (1C)                 Inland REIT
 18    Berwyn Plaza Shopping Center (1C)                     Inland REIT
 19    Walgreen's Store (1C)                                 Inland REIT
 20    Heritage Point                                        Inland REIT
 21    Best Western Inn of Chicago                           Shell Hospitality Group, Inc.
 22    Christiana Hilton Inn - Newark, DE                    MJ Hotels of Wilmington, Inc.
 23    Embassy Crossing Shopping Center (2)                  Infinity Property Management Corp.
 24    Jefferson at Treetops                                 JPI Apartment Management, LP
 25    Dominion Tower & Parking Garage                       I.D.M. Management, Inc.
 26    Holiday Inn Hurstborne                                Ridgewood Hotels, Inc.
 27    Blue Ash Portfolio (1D)                               Community Management Corporation
 28    Springdale Office Center (1D)                         Community Management Corporation
 29    Executive Center East (1D)                            Community Management Corporation
 30    McDonald's (1D)                                       Community Management Corporation
 31    11 Park Place                                         Williams Real Estate Co., Inc.
 32    Twin Creeks Apartments                                CPG Holdings, Inc.
 33    Storage Box / Stowaway Storage (1E)                   Owner Managed
 34    Maplewood MHP (1E)                                    Owner Managed
 35    Corporate Office Park I and II                        Chase Commercial Real Estate
                                                             Services, Ltd.
 36    Knights Bridge II Apartments                          Grady Management, Inc.
 37    Preston Stonebrook Center                             Netzer Management, Ltd.
 38    Run in Foods DP #4 (1F)                               Owner Managed
 39    Run in Foods Unit DP#7 (1F)                           Owner Managed
 40    Run in Foods #401 (1F)                                Owner Managed
 41    Run in Foods #406 (1F)                                Owner Managed
 42    Run in Foods #402 (1F)                                Owner Managed
 43    Run in Foods #403 (1F)                                Owner Managed
 44    Run in Foods #404 (1F)                                Owner Managed
 45    Run in Foods Unit #410 (1F)                           Owner Managed
 46    Super 8-Midtown (1G)                                  Owner Managed
 47    Super 8-East (1G)                                     Owner Managed
 48    Super 8-West (1G)                                     Owner Managed
 49    Wellington Woods & Lakes                              Harbor Group Management Company
 50    Hampton Inn - Indianapolis, IN                        Indy Dwtn, Inc.
 51    Chidlaw Building                                      Lars E. Akerberg d/b/a Fieldhill
                                                             Properties
 52    Mahwah Business Park                                  Owner Managed
 53    Grandview Garden Apartments                           J & P Realty Corp.
 54    Cornerstone Office Building                           Asset Management Associates, Inc.
 55    160 Pine Street                                       Trammell Crow NW, Inc.
 56    River Run Apartments                                  Harbor Group Management Company
 57    180 North Michigan Avenue                             M & J Wilkow, Ltd.
 58    Oak Hills Apartments                                  Hartex Property Group, Inc.
 59    145 Rosemary Street                                   Twenty-First Century Corporation
 60    Holiday Inn - Youngstown, OH                          Youngstown Management Corp.
 61    Tierra Verde Marine Center                            TPA Resorts, Inc.
 62    MCOM Building                                         Owner Managed
 63    Mayport Trace Apartments                              CNC Investments, Inc.
 64    Mercantile Bank Building                              H.T. Paul Company, Inc.
 65    Brook Forest Apartments                               Mid-America Management,Inc.
 66    Midfield Shopping Center                              The Brookhill Group
 67    Far East Plaza                                        Pioneer West, Inc.
 68    Highland Square Shopping Center                       Phillips Investments, Inc.
 69    Spanish Villa Apartments                              Fulcrum Properties, Inc.
 70    Green's Corner (3)                                    Infinity Property Management Corp.
 71    Mountain Ridge Apartments                             Suncase Corporation


                                                                                                                              Zip
 #       Property Name                              Address                              City                        State    Code
---      -------------                              -------                              ----                        -----    ----
  1      Chanin Building                            122 East 42nd Street                 New York                    NY       10168
  2      250 South Clinton Street (1A)              250 South Clinton Street             Syracuse                    NY       13202
  3      Steelway North & South (1A)                4472 and 4580 Steelway Boulevard     Liverpool                   NY       13080
  4      1001 and 1011 AIP Drive (1A)               1001 and 1011 Airpark Drive          Swatara                     PA       17057
  5      Northeast Industrial Building # 21 (1A)    Route 146                            Guilderland                 NY       12084
  6      507 Plum Street (1A)                       507 Plum Street                      Syracuse                    NY       13204
  7      3530 East Pike (1A)                        3530 East Pike                       Zanesville                  OH       43701
  8      Northeast Industrial Building # 8 (1A)     Route 146                            Guilderland                 NY       12084
  9      Northeast Industrial Building #22 (1A)     Route 146                            Guilderland                 NY       12084
 10      4, 5 & 8 Marway Circle (1A)                4, 5, 8 Marway Circle                Gates                       NY       14624
 11      16725 Square Drive (1A)                    16725 Square Drive                   Marysville                  OH       43040
 12      One Clinton Square (1A)                    One Clinton Square                   Syracuse                    NY       13202
 13      The Hughes Center at Rancho Niguel (1B)    25461-25471 Rancho Niguel Road       Laguna Niguel               CA       92677
                                                    & 28121-28251
                                                    Crown Valley Parkway
 14      The Edwards Center at Rancho Niguel (1B)   25461-25471 Rancho Niguel Road       Laguna Niguel               CA       92677
 15      Rivertree Court Shopping Center (1C)       701 North Milwaukee Aveneue          Vernon Hills                IL       60061
 16      Woodland Heights Shopping Center (1C)      115-237 Irving Park Road             Streamwood                  IL       60107
 17      Winnetka Commons Shopping Center (1C)      3540 Winnetka Avenue North           New Hope                    MN       55427
 18      Berwyn Plaza Shopping Center (1C)          6901 West Ogden Avenue               Berwyn                      IL       60402
 19      Walgreen's Store (1C)                      331 North Irving Avenue              Woodstock                   IL       60098
 20      Heritage Point                             10018 Holly Lane                     Des Plaines                 IL       60016
 21      Best Western Inn of Chicago                162 East Ohio Street                 Chicago                     IL       60611
 22      Christiana Hilton Inn - Newark, DE         100 Continental Drive                Newark                      DE       19713
 23      Embassy Crossing Shopping Center (2)       9570 US Highway 19                   Port Richey                 FL       32038
 24      Jefferson at Treetops                      5217 Old Spicewood Springs Road      Austin                      TX       78731
 25      Dominion Tower & Parking Garage            1400 NW 10th Avenue                  Miami                       FL       33136
 26      Holiday Inn Hurstborne                     1325 South Hurstbourne Parkway       Louisville                  KY       40222
 27      Blue Ash Portfolio (1D)                    Various Addresses                    Blue Ash                    OH       45242
 28      Springdale Office Center (1D)              230, 260 & 270 Northland Blvd.       Springdale                  OH       45246
 29      Executive Center East (1D)                 4030 Mt. Carmel Tobasco Road         Union Township              OH       45255
 30      McDonald's (1D)                            5055 Old Taylor Mill Road            Taylor Mill                 KY       41015
 31      11 Park Place                              11 Park Place                        New York                    NY       10007
 32      Twin Creeks Apartments                     1111 James Donlon Boulevard          Antioch                     CA       94509
 33      Storage Box/Stowaway Storage (1E)          810 Jimmy Ann Drive                  Daytona Beach/Port Orange   FL       32119
                                                    & 3742 S. Nova Road
 34      Maplewood MHP (1E)                         5608 Newman Drive                    Port Orange                 FL       32127
 35      Corporate Office Park I and II             4900-4970 Corporate Drive            Huntsville                  AL       35805
 36      Knights Bridge II Apartments               4000 Greencastle Road                Silver Springs              MD       20866
 37      Preston Stonebrook Center                  SWC Preston Road &                   Frisco                      TX       75034
                                                    Stonebrooke Parkway
 38      Run in Foods DP #4 (1F)                    1551 Florida State Route 559         Polk City                   FL       33868
 39      Run in Foods Unit DP#7 (1F)                29502 Florida State Route 52         San Antonio                 FL       33576
 40      Run in Foods #401 (1F)                     11511 North U.S. Highway 301         Thonotosassa                FL       33592
 41      Run in Foods #406 (1F)                     4911 N. 110th Avenue                 Pinellas Park               FL       33609
 42      Run in Foods #402 (1F)                     3002 North U.S. Highway 301          Tampa                       FL       33619
 43      Run in Foods #403 (1F)                     401 East Sligh Avenue                Tampa                       FL       33604
 44      Run in Foods #404 (1F)                     18226 Powell Road                    Brooksville                 FL       33609
 45      Run in Foods Unit #410 (1F)                6513 W. 14th Street                  Bradenton                   FL       34207
 46      Super 8-Midtown (1G)                       2500 University Boulevard Northeast  Albuquerque                 NM       87107
 47      Super 8-East (1G)                          450 Paisano Street, NE               Albuquerque                 NM       00000
 48      Super 8-West (1G)                          6030 Iliff Road Norhtwest            Albuquerque                 NM       87121
 49      Wellington Woods & Lakes                   136 Wellington Lakes Drive &         Fredericksburg              VA       22401
                                                    1704 Lafayette Blvd. (US BUS 1)
 50      Hampton Inn - Indianapolis, IN             105 S. Meridan Street                Indianapolis                IN       46204
 51      Chidlaw Building                           2221 E. Bijou Street                 Colorado Springs            CO       80909
 52      Mahwah Business Park                       Ramapo Valley Road                   Mahwah                      NJ       07430
 53      Grandview Garden Apartments                1500 S. Waterford Drive              Florissant                  MO       63033
 54      Cornerstone Office Building                1289-1335 S. Linden Road             Flint Twonship              MI       48532
 55      160 Pine Street                            160 Pine Street                      San Francisco               CA       94111
 56      River Run Apartments                       141 Old Orange Park Road             Orange Park                 FL       32073
 57      180 North Michigan Avenue                  180 N. Michigan Avenue               Chicago                     IL       60601
 58      Oak Hills Apartments                       1913 Estrada Parkway                 Irving                      TX       75061
 59      145 Rosemary Street                        145 Rosemary Street                  Needham                     MA       02194
 60      Holiday Inn - Youngstown, OH               1620 Motor Inn Drive                 Youngstown                  OH       44420
 61      Tierra Verde Marine Center                 100 Pinellas Bayway                  Tierra Verde                FL       33715
 62      MCOM Building                              1045 Firestone Parkway               Nashville                   TN       37086
 63      Mayport Trace Apartments                   2160 Mayport Road                    Jacksonville                FL       32233
 64      Mercantile Bank Building                   800 SW Jackson Street                Topeka                      KS       66612
 65      Brook Forest Apartments                    3300-3400 169th Street               Hammond                     IN       46323
 66      Midfield Shopping Center                   201 Midfield Street                  Midfield/Birmingham         AL       35228
 67      Far East Plaza                             727 North Broadway                   Los Angeles                 CA       90012
 68      Highland Square Shopping Center            3406 Stadium Blvd. (SR 1)            Jonesboro                   AR       72401
 69      Spanish Villa Apartments                   10611 Abercorn Extension             Savannah                    GA       31419
 70      Green's Corner (3)                         4975 Jimmy Carter Boulevard          Norcross                    GA       30093
                                                    (SR 140)
 71      Mountain Ridge Apartments                  2626 Duncanville Road                Dallas                      TX       75211

               Managers and Locations of the Mortgaged Properties


 #       Property Name                               Manager
---      -------------                               -------
 72      Radisson Suites                             Yelda Management Company
 73      Holiday Campground                          Owner Managed
 74      Plantation Meadows Apartments               Plantation Meadows Apartments, Inc.
 75      Gresham Townhomes                           Seltzer-Doren Management Company
 76      Lakewood Apartments                         Mid-America Property Management
 77      Super 8 - Las Vegas, NV                     Owner Managed
 78      Imperial Plaza Shopping Center              Continental Equities
 79      Thunder Hollow                              Harbor Group Management Company
 80      K-Mart                                      Owner Managed
 81      Woodlake Village Apartments                 Owner Managed
 82      Trabuco Marketplace                         O. Hill Partners Inc
 83      Indian Valley Apartments                    CNC Investments, Inc.
 84      Flamingo West Center                        MDL Group
 85      Mill Creek Shopping Center                  Richard J. McGoldrick
 86      High Vista Apartments                       EMES Management Corp.
 87      Woodland Office Center                      Orvick Management Group
 88      Bayfair Apartments                          Fuller Enterprises
 89      University Green Apartments                 JMG Realty, Inc
 90      El Dorado Mobile Home Estates               Synergised Real Estate
 91      Holiday Inn - Danbury, CT                   Hotel Motel Associates, Inc.
 92      Country Inn & Suites Hotel                  Yedla Management Company
 93      Center Ridge Apartments                     Westmark Management Company
 94      Marriott Commerce Building                  EEI Holding Corporation
 95      Silicon Valley Inn & Suites                 Owner Managed
 96      Best Western - Sunnyvale                    Owner Managed
 97      Golden Valley Commons                       Tri-Star Management, Inc.
 98      West Park Place                             Universal Management
 99      Naperville Office Court                     M & J Wilkow, Ltd.
100      Holiday Inn Express - Mountain View, CA     Owner Managed
101      Best Buy / Drug Emporium                    Owner Managed
102      Medical Arts Building                       Butler Commercial Realty
103      Comfort Inn - Sunnyvale                     Owner Managed
104      Holiday Inn Denver North/Coliseum           Doramar Hotels, inc.
105      Windlands Shopping Center (4)               Infinity Property Management Corp.
106      Northborough Woods Apartments               CNC Investments, Inc.
107      Victory Townhomes                           Seltzer-Doren Management Company
108      Madison Building                            Owner Managed
109      Dairy Plaza Shopping Center                 Vanguard Commercial Realty, Inc
110      Comfort Inn - Concord, NH                   Linchris Hotel Corporation
111      Peconic Plaza                               Volta Realty II, LLC
112      Bayou Village Apartments                    Tarantino Properties, Inc.
113      Country Suites - Chattanooga, TN            Owner Managed
114      Southlake Plaza II                          Terraco, Inc.
115      531 West Deming                             The Hayman Company
116      Camelot Apartments                          Property Services Group, Inc.
117      Sevilla Apartments                          Suncase Corporation
118      The Way III Apartments                      Owner Managed
119      Glenview Office and Industrial Park         Schmid Management, Inc.
120      Hampton Inn - Decatur, AL                   Yedla Management Company
121      Mission Industrial Park (1H)                Birkeland Cooper & Associates
122      Jurupa Business Park (1H)                   Birkeland Cooper & Associates
123      Colony Square Shopping Center               Larry Blumberg & Associates, Inc.
124      Vintage Business Park                       Owner Managed
125      Bruno's Shopping Center                     Owner Managed
126      Crossroads Shopping Center                  Collett & Associates, Inc.
127      High Country Plaza                          The Sanders Company
128      Marina Del Rey Industrial                   Owner Managed
129      St. Charles Apartments (1I)                 Owner Managed
130      St. James Apartments (1I)                   Owner Managed
131      Plaza at Sunrise                            Wessman Development Company
132      Shannon Arms III Apartments                 Owner Managed
133      River Valley Square Shopping Center         Owner Managed
134      Rio Commercial Center                       Owner Managed
135      Alexis Apartments                           Greco Rentals Management Company, LLC
136      Beltway Plaza 4710                          Kenwood Management Company, LLC
137      Casa Linda MHP                              Follett Investment Properties, Inc.
138      Mesa Ridge Apartments                       Owner Managed
139      Vintage Business Park II                    Vintage Realty
140      Mountain Village Shopping Center            Brantley Properties, Inc.
141      Rock River Tower Apartments                 Superior Investment and Development
                                                     Corporation
142      Durango Plaza Retail Center                 Crossroads Realty and Development
143      Beatrice Avenue Industrial                  William D. Feldman & Associates

               Managers and Locations of the Mortgaged Properties


                                                                                                                              Zip
 #       Property Name                              Address                              City                        State    Code
---      -------------                              -------                              ----                        -----    ----
 72      Radisson Suites                            6000 S. Memorial Parkway             Huntsville                  AL       35802
 73      Holiday Campground                         10000 Park Boulevard (CR 694)        Seminole                    FL       33777
 74      Plantation Meadows Apartments              7221 NW 16th Street                  Plantation                  FL       33313
 75      Gresham Townhomes                          21051 Gresham Street                 Canoga Park                 CA       91306
 76      Lakewood Apartments                        2121 Stonelake Road                  Woodstock                   IL       60098
 77      Super 8 - Las Vegas, NV                    4250 Koval Lane                      Las Vegas                   NV       89109
 78      Imperial Plaza Shopping Center             303 Havendale Boulevard (SR 544)     Auburndale                  FL       33823
 79      Thunder Hollow                             3780 Idlebrook Circle                Casselberry                 FL       98168
 80      K-Mart                                     11330-60 Montwood Drive              El Paso                     TX       79936
 81      Woodlake Village Apartments                5080 Westerville Road                Columbus                    OH       43081
 82      Trabuco Marketplace                        21602 - 21702 Plano Trabuo Road      Santa Margarita             CA       92679
 83      Indian Valley Apartments                   3536 Indian Creek Road               Clarkston                   GA       30021
 84      Flamingo West Center                       4850 West Flamingo Road              Las Vegas                   NV       89103
 85      Mill Creek Shopping Center                 9 & 50 Market Road                   South Portland              ME       04112
 86      High Vista Apartments                      5041 Alabama Street                  El Paso                     TX       79930
 87      Woodland Office Center                     500 East Calaveras Street            Milpitas                    CA       95035
 88      Bayfair Apartments                         16077 Ashland Avenue                 San Lorenzo                 CA       94580
 89      University Green Apartments                1620 Bay Area Boulevard              Houston                     TX       77058
 90      El Dorado Mobile Home Estates              4525 West Twain Avenue               Las Vegas                   NV       89103
 91      Holiday Inn - Danbury, CT                  80 Newtown Road                      Danbury                     CT       06810
 92      Country Inn & Suites Hotel                 4880 University Drive                Huntsville                  AL       35816
 93      Center Ridge Apartments                    700 West Center                      Duncanville                 TX       75116
 94      Marriott Commerce Building                 509 South Sixth Street               Springfield                 IL       62702
 95      Silicon Valley Inn & Suites                600 N. Mathilda Avenue               Sunnyvale                   CA       94086
 96      Best Western - Sunnyvale                   940 Weddell Drive                    Sunnyvale                   CA       94089
 97      Golden Valley Commons                      7700 Olson Memorial Highway          Golden Valley               MN       55427
 98      West Park Place                            7400 W. Greenfield Ave.              West Allis                  WI       53214
 99      Naperville Office Court                    1801 - 1813 North Mill Street        Naperville                  IL       60563
100      Holiday Inn Express - Mountain View, CA    85 and 93 W. El Camino Real          Mountain View               CA       94040
101      Best Buy/Drug Emporium                     1580 Southlake Parkway               Morrow                      GA       30260
102      Medical Arts Building                      1307 8th Avenue                      Fort Worth                  TX       76104
103      Comfort Inn - Sunnyvale                    595 N. Mathilda Avenue               Sunnyvale                   CA       94086
104      Holiday Inn Denver North/Coliseum          4849 Bannock Street                  Denver                      CO       80216
105      Windlands Shopping Center (4)              3760 Nolensville Pike (US 41A)       Nashville                   TN       37211
106      Northborough Woods Apartments              13502 Northborough Drive             Houston                     TX       77067
107      Victory Townhomes                          22301 Victory Boulevard              Woodland Hills              CA       91303
108      Madison Building                           412 Madison Street                   Tampa                       FL       33602
109      Dairy Plaza Shopping Center                1527-1561 N. Singleton Avenue        Titusville                  FL       32796
110      Comfort Inn - Concord, NH                  71 Hall Street                       Concord                     NH       03301
111      Peconic Plaza                              Old Country Road (Route 54)          Riverhead                   NY       11901
112      Bayou Village Apartments                   6310 Dumfries Drive                  Houston                     TX       77096
113      Country Suites - Chattanooga, TN           7051 McCutcheon Road                 Chattanooga                 TN       37421
114      Southlake Plaza II                         2871-2891 US Highway 30              Hobart                      IN       46342
115      531 West Deming                            531 West  Deming                     Chicago                     IL       60614
116      Camelot Apartments                         2906 Washtenaw Road (SR 17)          Ypsilanti                   MI       48197
117      Sevilla Apartments                         1455 N. Perry Road                   Carrollton                  TX       75006
118      The Way III Apartments                     5301 Marvin D. Love Freeway          Dallas                      TX       75214
                                                    (US 67)
119      Glenview Office and Industrial Park        NEC Chestnut & John's Drive          Glenview                    IL       60025
120      Hampton Inn - Decatur, AL                  2041 Beltline Road                   Decatur                     AL       35601
121      Mission Industrial Park (1H)               4750 Mission Blvd.                   Montclair                   CA       91763
122      Jurupa Business Park (1H)                  7101 Jurupa Avenue                   Riverside                   CA       92504
123      Colony Square Shopping Center              3074 Ross Clark Circle               Dothan                      AL       36301
124      Vintage Business Park                      3017 & 3025 Vintage Drive            Juneau                      AK       99801
125      Bruno's Shopping Center                    8020 & 8050 Highway 72 West          Madison                     AL       35756
126      Crossroads Shopping Center                 US Highway 52                        Darlington                  SC       25932
127      High Country Plaza                         15817 Bernardo Center Drive          San Diego                   CA       92127
128      Marina Del Rey Industrial                  4040 Del Rey                         Los Angeles                 CA       90292
129      St. Charles Apartments (1I)                1034 Elm Avenue                      Americus                    GA       31709
130      St. James Apartments (1I)                  1008 24th Avenue East                Cordele                     GA       31015
131      Plaza at Sunrise                           SWC Ramon Road & Sunrise Way         Palm Springs                CA       92264
132      Shannon Arms III Apartments                9029 Jamacha Road                    Spring Valley               CA       91977
133      River Valley Square Shopping Center        501-545 North Telegraph Road         Monroe                      MI       48162
                                                    (US 24)
134      Rio Commercial Center                      797 NE Dixie Highway (SR 707)        Rio-Jensen Beach            FL       34597
135      Alexis Apartments                          3500 Foothills Road                  Las Cruces                  NM       88011
136      Beltway Plaza 4710                         4710 Auth Place                      Camp Springs                MD       20746
137      Casa Linda MHP                             5250 E. Lake Mead Boulevard          Las Vegas                   NV       89114
138      Mesa Ridge Apartments                      8000 Creek Bend Drive                Houston                     TX       77071
139      Vintage Business Park II                   3030-3032 Vintage Drive              Juneau                      AK       99801
140      Mountain Village Shopping Center           749 E. Main Street                   Jefferson                   NC       28640
141      Rock River Tower Apartments                913 Main Street                      Rockford                    IL       61103
142      Durango Plaza Retail Center                4420-4450 Durango Drive              Las Vegas                   NV       89117
143      Beatrice Avenue Industrial                 12636 Beatrice Street                Los Angeles                 CA       90066

               Managers and Locations of the Mortgaged Properties


 #       Property Name                                  Manager
---      -------------                                  -------
144      Miller Apartments                              Managed by an individual,
                                                        Jean McDaniel
145      University Square Outlet Mall                  grahm Associates, Ltd.
146      Ridgewood Plaza Shopping Center                Mid Northern Equities, Inc.
147      Chase Village Apartments                       Carlisle Apartments, Inc.
148      Warsaw Village                                 Barnett Properties
149      Provident Place Office Building                Owner Managed
150      920 Waukegan Road                              New Horizons Management Company
151      Amberley Suites                                Yelda Management Company
152      Rite Aid - Kennebunk (5)                       Owner Managed
153      Stuart Towne Apartments                        Owner Managed
154      Santa Ana Villas                               Les Ayres dba Sequoia Real Estate
155      Orland Park Outlots                            Terraco, Inc.
156      Brazos Square Shopping Center                  DH Real Estate Investment Company
157      Community Mall                                 Crossroads Realty, Inc.
158      Comfort Inn - Fife, WA                         Owner Managed
159      Aspen Business Park                            Crown Properties, LLC
160      Hampton Inn - Ft. Pierce, FL                   Owner Managed
161      Oak Tree Mobile Home Park                      Owner Managed
162      Walnut Square Apartments                       Owner Managed
163      Royal Oaks Mobile Home Park                    Bruce E. Davis and Douglas M. Davis
164      Plymouth Square Apartments                     Dietz Management
165      Watchung View Apartments                       Kamson Corporation
166      Embassy Apartments                             Vinod K. Luthra
167      Best Buy - West Dundee                         L and N Bolton Living Trust
168      1400 Destrehan Avenue                          Owner Managed
169      Breckenridge Apartments                        Sherron Associates of Texas, Inc.
170      Rosemont Terrace Apartments                    Saratoga Capital, Inc.
171      Days Inn - Dover, DE                           Owner Managed
172      Iberia Center                                  Boardwalk Development, Inc.
173      Shadydale Village Mobile Home Park             Love Properties, Inc.
174      Park Terrace Shopping Center                   Owner Managed
175      Hanover Village Apartments                     Westmark Management Company
176      Harlem Furniture                               Owner Managed
177      Travelodge Sea - Tac                           Owner Managed
178      Tree Tops Apartments                           Westmark Management Company
179      Old Town Place Apartments                      Owner Managed
180      The Meadows Apartments                         Saratoga Capital, Inc.
181      Chapman & Feldner Shopping Center              Owner Managed
182      BCH Office Building                            Carson Development Co., Inc.
183      Colonial Pines MHP                             Owner Managed
184      NationsBank Professional Center                Kew Management Corporation
185      Belmeade Office Warehouse                      46 Corp.
186      Central Building                               Owner Managed
187      710 Amsterdam Avenue                           Weinstein Industries, Inc.
188      Sandstone Apartments & Vista Norte Apartments  Owner Managed
189      Highland Park Place II Shopping Center         First Commercial Realty &
                                                        Development Co., Inc.
190      Salem Creek Apartments                         Carlisle Apartments
191      Country Greens Apartments                      Alton Management Company
192      Quail Ridge Apartments                         Cardinal Properties Management
193      Harold Gilstrap Shopping Center                Sierra Management Corp.
194      Sahara West Plaza                              Americana Commercial Group
195      Walgreens at Mission & 23rd Street             Owner Managed
196      Comfort Inn - Bangor, ME                       Diamond Properties, Inc.
197      Econolodge - Bangor, ME                        Diamond Properties, Inc.
198      Point Clinton                                  Aram Papazian
199      Rite Aid - North Conway                        Baxter Property Management
200      Ravenscroft Apartments                         Owner Managed
201      Coach Country Corral MHP                       Owner Managed
202      Taft and Cleveland Paradise Apartments         Owner Managed
203      Kerr Station Village                           The Dunlea Group
204      700 1/2-708 Steamboat Road                     Owner Managed
205      Tyrone Village MHP                             Owner Managed
206      Meadow Run Apartments                          Westmark Management Company
207      45 Church Street                               Amdour, Inc.
208      New Brunswick Apartments                       Kamson Corporation
209      Fiesta RV Resort                               Owner Managed
210      Cedar Place Office Park                        David Epstein Company
211      Oak Hollow Mobile Home Park                    Owner Managed
212      Centerline Plaza Apartments                    Ivanhoe Companies
213      Gottschalk's Department Store                  Owner Managed
214      Southport Place                                David A. Mack Properties, LLC
215      Bell Building                                  EEI Holding Corporation

               Managers and Locations of the Mortgaged Properties

                                                                                                                              Zip
 #       Property Name                              Address                              City                        State    Code
---      -------------                              -------                              ----                        -----    ----
144      Miller Apartments                          2335 Stuart Avenue                   Albany                      GA       31707
145      University Square Outlet Mall              816 S. College Ave                   Wilmington                  NC       28402
146      Ridgewood Plaza Shopping Center            300-330 Ridge Road                   Munster                     IN       46321
147      Chase Village Apartments                   8028 Gessner Drive                   Austin                      TX       78753
148      Warsaw Village                             US Highway 360                       Warsaw                      VA       22572
149      Provident Place Office Building            2220 San Jacinto Blvd.               Denton                      TX       76205
150      920 Waukegan Road                          920 S. Waukegan Road                 Lake Forest                 IL       60045
151      Amberley Suites                            807 Bank St.                         Decatur                     AL       35601
152      Rite Aid - Kennebunk (5)                   37 Portland Street (US 1)            Kennebunk                   ME       04043
153      Stuart Towne Apartments                    1901 Old Shell Road                  Port Royal                  SC       29935
154      Santa Ana Villas                           2204 North Peach Avenue              Clovis                      CA       93612
155      Orland Park Outlots                        9310 - 9396 159th Street (US 6)      Orland Park                 IL       60462
156      Brazos Square Shopping Center              120 Highway 332                      Lake Jackson                TX       77566
157      Community Mall                             77-83 Route 37 West                  Toms River                  NJ       08753
158      Comfort Inn - Fife, WA                     5601 Pacific Highway East            Fife                        WA       98424
159      Aspen Business Park                        9934 & 9942 N. Alpine Road           Machesney Park              IL       60115
160      Hampton Inn - Ft. Pierce, FL               2831 Reynolds Drive                  Ft. Pierce                  FL       34945
161      Oak Tree Mobile Home Park                  565 Diamond Road                     Jackson Township            NJ       08527
162      Walnut Square Apartments                   1440 N. Linden Road                  Flint                       MI       48532
163      Royal Oaks Mobile Home Park                4069 South Pacific Highway           Medford                     OR       97051
164      Plymouth Square Apartments                 9421 Marguerite Road                 Plymouth Township           MI       48170
165      Watchung View Apartments                   650 Somerset Avenue                  North Plainfield            NJ       07060
166      Embassy Apartments                         4, 20, 34, 42 & 45 Embassy Square    Tonawanda                   NY       14150
167      Best Buy - West Dundee                     979 Main Street                      West Dundee                 IL       60118
168      1400 Destrehan Avenue                      1400 Destrehan Avenue                Harvey                      LA       70058
169      Breckenridge Apartments                    1701 Big Sur Drive                   Arlington                   TX       75007
170      Rosemont Terrace Apartments                3690 South Port Drive                Rancho Cordova              CA       95826
171      Days Inn - Dover, DE                       272 North Dupont Highway             Dover                       DE       19901
172      Iberia Center                              16588 Bernardo Center Drive          San Diego                   CA       92128
173      Shadydale Village Mobile Home Park         100 Apollo Drive                     Fayetteville                GA       30214
174      Park Terrace Shopping Center               2223 NC Highway 54                   Durham                      NC       27713
175      Hanover Village Apartments                 311 Hanover Village                  Wilkes-Barre                PA       18702
176      Harlem Furniture                           2575 N. Elston Avenue                Chicago                     IL       60606
177      Travelodge Sea - Tac                       14845 Pacific Highway South (SR 99)  Seattle                     WA       98168
178      Tree Tops Apartments                       3421 Old Vineyard Road               Winston-Salem               NC       27103
179      Old Town Place Apartments                  1506 School Road                     Carrollton                  TX       75006
180      The Meadows Apartments                     10108 Malaga Way; 2807 LaLoma        Rancho Cordova              CA       95670
181      Chapman & Feldner Shopping Center          1708-1724 West Chapman Avenue        Orange                      CA       92668
182      BCH Office Building                        1717 Second St & 1722 Third St       Sacramento                  CA       95814
183      Colonial Pines MHP                         2101 Colonial Avenue                 Navarre                     FL       32566
184      NationsBank Professional Center            8181 W. Broward Blvd.                Plantation                  FL       33324
185      Belmeade Office Warehouse                  2910 Belmeade, 2410 &                Carrolton                   TX       75006
                                                    2420 Tarpley Road
186      Central Building                           245 Main Street                      Salinas                     CA       93902
187      710 Amsterdam Avenue                       710 Amsterdam Avenue                 New York                    NY       10025
188      Sandstone Apartments &                     1502 & 1616 Calle Del Norte          Laredo                      TX       78041
         Vista Norte Apartments
189      Highland Park Place II Shopping Center     14461 - 14529 Woodward Avenue        Highland Park               MI       48203
190      Salem Creek Apartments                     802-803 Flame Circle                 San Antonio                 TX       78221
191      Country Greens Apartments                  630 Stevens Village Drive            Dallas                      TX       75208
192      Quail Ridge Apartments                     1001 North State Road (SR 15)        Davison                     MI       48423
193      Harold Gilstrap Shopping Center            601 South  Main Street               Salem                       IN       47167
194      Sahara West Plaza                          5601 West Sahara Avenue (SR 589)     Las Vegas                   NV       89108
195      Walgreens at Mission & 23rd Street         2690 Mission Street                  San Francisco               CA       94110
196      Comfort Inn - Bangor, ME                   750 Hogan Road                       Bangor                      ME       04401
197      Econolodge - Bangor, ME                    327 Odlin Road                       Bangor                      ME       04401
198      Point Clinton                              186 Center Street                    Clinton                     NJ       08809
199      Rite Aid - North Conway                    1623 White Mountain Highway          North Conway                NH       03818
200      Ravenscroft Apartments                     25 Fairview Avenue                   Phillipsburg                NJ       08865
201      Coach Country Corral MHP                   1921 208th Street East               Spanaway                    WA       98387
202      Taft and Cleveland Paradise Apartments     1720 Cleveland Street &              Hollywood                   FL       33021
                                                    2545 Taft Street
203      Kerr Station Village                       S. Kerr Ave. & Franklin              Wilmington                  NC       28402
204      700 1/2-708 Steamboat Road                 702-708 Steamboat Road               Greenwich                   CT       06830
205      Tyrone Village MHP                         13618 North Florida Avenue           Tampa                       FL       33613
206      Meadow Run Apartments                      3301 Abbeville Highway (SR 28)       Anderson                    SC       29624
207      45 Church Street                           45 Church Street                     Stamford                    CT       06906
208      New Brunswick Apartments                   119 Livingston                       New Brunswick               NJ       13760
209      Fiesta RV Resort                           46421 Madison Street                 Indio                       CA       92201
210      Cedar Place Office Park                    813 East 86th Street                 Indianapolis                IN       46240
211      Oak Hollow Mobile Home Park                2746 Morth Oak Harbor Road           Oak Harbor                  WA       98277
212      Centerline Plaza Apartments                25005 Lawrence Street                Warren                      MI       48322
213      Gottschalk's Department Store              372 Elm Avenue                       Auburn                      CA       95603
214      Southport Place                            30 Jelliff Lane                      Southport                   CT       06490
215      Bell Building                              424 S. 5th Street                    Springfield                 IL       62702

               Managers and Locations of the Mortgaged Properties


 #       Property Name                                  Manager
---      -------------                                  -------
216      Days Inn - Bangor, ME                          Diamond Properties, Inc.
217      Stratford Shopping Center                      Owner Managed
218      Country Aire Manor                             Owner Managed
219      Corlett Creek Apartments                       Mid America Management Corporation
220      Anchor Bay Apartments                          Ivanhoe Companies
221      Tall Pines Shopping Center                     Stanaland Realty Company
222      Skyline Professional Building                  Equity Holdings Inc
223      Southwood Acres MHP                            Owner Managed
224      Nalbert Apartments                             Owner Managed
225      Ware's Van & Storage Co.                       Owner Managed
226      1220 South University Avenue                   Suburban Campus Properties, Inc.
227      49 Commerce Drive/81 Ethan Allen Drive         KPS Management LLC
228      3211 Battleground                              Kotis Properties, Inc.
229      Gardner Building                               West Essex, Inc.
230      778 Main Street                                MacBride Management, Inc.
231      Walton Village Plaza Shopping Cener            L.G. Bones, L.L.C.
232      Briarwood Apartments                           CIH Properties, Inc.
233      Rancho Santa Fe Shopping Center                Realty 2000, Inc.
234      Winston Place Apartments                       Westmark Management Company
235      Hondo Park Apartments                          Owner Managed
236      Allegheny Apartments                           MJW Investments, Inc.
237      Huntington North Apartments                    Owner Managed
238      Rite Aid - Yarmouth                            Owner Managed
239      Sylvan Apartments                              MJW Investments, Inc.
240      Finger Lakes/Farmington Court Apartments       Indus Associates
241      Woodlake Resort Village Apartments             Owner Managed
242      Walnut Villas Apartments                       Westmark Management Company
243      Portsmouth Place Apartments                    Portsmouth Housing Authority
244      70 Warren Avenue                               Owner Managed
245      Martinsville Plaza                             Owner Managed
246      Route 66 Business World                        Owner Managed
247      Woodwinds Condominiums                         Sherron Associates of Texas, Inc.
248      Car Engineering Building                       Owner Managed
249      Executive Townhomes                            Owner Managed
250      Parkside Place Apartments                      Owner Managed
251      College Square Apartments                      National Realty Mangement, Inc.
252      Hartford Crossing Shopping Center              Capstone  Properties, Inc.
253      Cypress Plaza Shopping Center                  Investment Concepts, Inc.
254      Sarasota Place Apartments                      Owner Managed
255      Clayton Forest Apartments                      CF Management Corporation
256      Checker Auto Parts                             Owner Managed
257      Southpointe Shopping Center                    Investment Concepts, Inc.
258      Maple Court Apartments                         Kamson Corporation
259      Crestwood MHP                                  Owner Managed
260      Hyde Park Apartments                           Eagle Star Group
261      Allen Medical Building                         Swearingen Realty Group
262      Canyon View Offices                            Owner Managed
263      Firehouse Square                               Key Investment Properties, Inc.
264      Plymouth Place Plaza                           Owner Managed
265      Meridian Mobile Home Park                      Owner Managed
266      Country Mobile Estates                         Owner Managed
267      Village Apartments                             Owner Managed
268      Ackels Mobile Home Park                        West Maple Management Associates
269      Redford Manor Apartments                       Lakesview Plaza Associates LP
270      Doms Business Park                             Owner Managed
271      Bradfield Creek Apartments                     Owner Managed
272      San Remo Apartments                            Burlington Ventures, Inc.
273      Consolidated Printing                          Owner Managed
274      Knightsbridge Apartments                       Eaton Hall Limited Partnership
275      Whispering Meadows                             Owner Managed
276      Buckingham Court Apartments                    Owner Managed
277      Homestead Apartments                           Westmark Management Company
278      4th Avenue West Estates                        Owner Managed
279      Long Point Plaza Apartments                    Owner Managed
280      Treaty Oaks Apartments                         Owner Managed
281      Wilshire Estates MHP                           VSOP, Inc.
282      Hollywood Video                                Owner Managed
283      5 Milk Street                                  Owner Managed
284      Cardi Building                                 Owner Managed
285      Boulevard of Chevy Chase Apartments            Town & Country Investments, LLC
286      10 McKinley Street                             Owner Managed
287      Londonaire Townhouses                          Indus Associates




                                                                                                                              Zip
 #       Property Name                              Address                              City                        State    Code
---      -------------                              -------                              ----                        -----    ----
216      Days Inn - Bangor, ME                      250 Odlin Road                       Bangor                      ME       04401
217      Stratford Shopping Center                  414 South White Horse (US 30)        Stratford                   NJ       35061
218      Country Aire Manor                         17102 Meridian Street East (SR 161)  Puyallup                    WA       98375
219      Corlett Creek Apartments                   1105 N. Chipman St.                  Owosso                      MI       48867
220      Anchor Bay Apartments                      50620 Jefferson Road                 New Baltimore               MI       48047
221      Tall Pines Shopping Center                 905-911 Pine Crest Drive             Marshall                    TX       75670
222      Skyline Professional Building              12940 Harriet Avenue South           Burnesville                 MN       55337
223      Southwood Acres MHP                        Irish Hill Road &                    Magnolia                    DE       19962
                                                    Lexington Mill Road
224      Nalbert Apartments                         1301-1319 Fort Myer Drive            Arlington                   VA       22209
225      Ware's Van & Storage Co.                   1344 North West Boulevard            Vineland                    NJ       08360
226      1220 South University Avenue               1220 South University Avenue         Ann Arbor                   MI       48104
227      49 Commerce Drive/81 Ethan Allen Drive     49 Commerce Dr. &                    South Burlington            VT       05403
                                                    81 Ethan Allen Drive
228      3211 Battleground                          3211 Battleground Avenue (US 220)    Greensboro                  NC       27408
229      Gardner Building                           17-19 Gardner Road                   Fairfield                   NJ       07004
230      778 Main Street                            778 Main Street                      South Portland              ME       04106
231      Walton Village Plaza Shopping Cener        3021-395 Walton Boulevard            Auburn Hills                MI       48321
232      Briarwood Apartments                       3500 Briarwood Drive                 Dumfries                    VA       22026
233      Rancho Santa Fe Shopping Center            5081 North Rainbow Boulevard         Las Vegas                   NV       89118
234      Winston Place Apartments                   3108 Winston Place                   Manhattan                   KS       66502
235      Hondo Park Apartments                      2544 Hondo Avenue                    Dallas                      TX       75219
236      Allegheny Apartments                       12001-12021 Allegheny Street         Los Angeles                 CA       90056
237      Huntington North Apartments                298-326 Auburn Street                Portland                    ME       04102
238      Rite Aid - Yarmouth                        US Route 1                           Yarmouth                    ME       04096
239      Sylvan Apartments                          13727 - 13749 Sylvan Street          Los Angeles                 CA       91401
240      Finger Lakes/Farmington Court Apartments   1214 Mertensia Road                  Farmington                  NY       14425
241      Woodlake Resort Village Apartments         6000 Woodlake Pkwy.                  San Antonio                 TX       78244
242      Walnut Villas Apartments                   1027 East Florence Avenue            Vineland                    NJ       08360
243      Portsmouth Place Apartments                263 Rockland Avenue                  Portsmouth                  NH       03101
244      70 Warren Avenue                           70 Warren Avenue                     Chelsea                     MA       01250
245      Martinsville Plaza                         1966 Washington Valley Road          Martinsville                NJ       08836
246      Route 66 Business World                    7215 New Market Court                Manassas                    VA       22110
247      Woodwinds Condominiums                     3947 Pleasant Run Road               Irving                      TX       75038
248      Car Engineering Building                   51 Victor Heights Parkway            Victor                      NY       14564
249      Executive Townhomes                        2501 N. Bishop Street                San Marcos                  TX       78666
250      Parkside Place Apartments                  2833 Community Drive                 Dallas                      TX       75220
251      College Square Apartments                  6210-6220 South 51st Street          Greendale                   WI       53129
252      Hartford Crossing Shopping Center          550 Hartford Avenue                  Providence                  RI       02909
253      Cypress Plaza Shopping Center              9801-9969 Walker Street &            Cypress                     CA       90630
                                                    5481 Ball Road
254      Sarasota Place Apartments                  4815-4845 Bradenton Road             Sarasota                    FL       34234
255      Clayton Forest Apartments                  4711 Waldrop Drive                   Forest Park                 GA       30297
256      Checker Auto Parts                         911 North Circle Drive               Colorado Springs/Pueblo     CO       00000
                                                    and 1005 West Highway 50
257      Southpointe Shopping Center                24021 Alessandro Blvd.               Moreno Valley               CA       92553
258      Maple Court Apartments                     25 Teaneck Road                      Ridgefield Park             NJ       07660
259      Crestwood MHP                              4404 Ruddell Road, SE                Lacey                       WA       98503
260      Hyde Park Apartments                       3627 Gillham Road                    Kansas City                 MO       64111
261      Allen Medical Building                     515 Main St.                         Allen                       TX       75013
262      Canyon View Offices                        21308 Pathfinder Road                Diamond Bar                 CA       91765
263      Firehouse Square                           602/620 Auburn Way South             Auburn                      WA       98002
264      Plymouth Place Plaza                       34706-34730 Plymouth Road            Livonia                     MI       48150
265      Meridian Mobile Home Park                  202 27th Avenue SE                   Puyallup                    WA       98374
266      Country Mobile Estates                     16308 B Street East                  Spanaway                    WA       98445
267      Village Apartments                         2458 Westgate Drive                  Commerce                    TX       75148
268      Ackels Mobile Home Park                    25151 Dequindre Road                 Madison Heights             MI       48071
269      Redford Manor Apartments                   27000 Joy Road                       Redford                     MI       48239
270      Doms Business Park                         41-995 Boardwalk                     Palm Desert                 CA       92211
271      Bradfield Creek Apartments                 2122 Woodnote                        Garland                     TX       75040
272      San Remo Apartments                        2204 San Gabriel Street              Austin                      TX       78705
273      Consolidated Printing                      1301-B Governors Court               Abingdon                    MD       21040
274      Knightsbridge Apartments                   5906-5912 Park Heights Avenue        Baltimore                   MD       21215
275      Whispering Meadows                         640 S. Porter Street                 Manchester                  NH       03103
276      Buckingham Court Apartments                3524 Buckingham Road                 Garland                     TX       75042
277      Homestead Apartments                       5401 56th Street                     Lubbock                     TX       79414
278      4th Avenue West Estates                    11100 4th Avenue West                Everett                     WA       98204
279      Long Point Plaza Apartments                1742 Woodvine Drive                  Houston                     TX       77055
280      Treaty Oaks Apartments                     3700 Manchaca Road                   Austin                      TX       78704
281      Wilshire Estates MHP                       228 Billy Avenue                     Warner Robins               GA       31093
282      Hollywood Video                            6473 Niles Street                    Bakersfield                 CA       93301
283      5 Milk Street                              5 Milk Street                        Portland                    ME       04112
284      Cardi Building                             833 Phillips Road                    Victor                      NY       14564
285      Boulevard of Chevy Chase Apartments        4733 Bradley Boulevard (SR 191)      Bethesda                    MD       20815
286      10 McKinley Street                         10 McKinley Street                   Closter                     NJ       07624
287      Londonaire Townhouses                      6119 Strauss Road                    Lockport                    NY       14094

               Managers and Locations of the Mortgaged Properties


 #       Property Name                                  Manager
---      -------------                                  -------
288      Heon Court Apartments                          Dube & Cabral Investments
289      One Cameron Place                              Owner Managed
290      197 U.S. Route One                             Owner Managed
291      980 Forest Avenue                              Owner Managed
292      Chandler's Crossing Apartments                 Owner Managed
293      Kingswood Apartments                           Owner Managed
294      4525-4535 McEwen Road                          Owner Managed
295      Doms Metroplex Park                            Owner Managed
296      Baxter Mills Apartments                        Owner Managed
297      Seven Eleven                                   Mosbacher Properties, Inc.
298      Royal North Apartments                         Owner Managed
299      3314 Mount Pleasant Apartments                 Owner Managed
300      Virginia Apartments                            Owner Managed
301      Pagewood Oval Apartments                       Owner Managed
302      Creekview Condominiums                         Owner Managed
303      Park Hill Apartments                           Bhoopinder Mehta
304      Amherst Gardens                                Owner Managed
305      Arlington Arms Apartments                      Dube & Cabral Investments
306      Rebecca Apartments                             Owner Managed
307      Barstow Plaza                                  Owner Managed
308      Fleur de Lis Apartments                        Owner Managed
309      2602 Penny Lane                                Owner Managed
310      3246 Navarre Avenue                            Owner Managed
311      Tara Apartments                                Owner Managed
312      Mark V Apartments                              Owner Managed
313      Hallmark Apartments                            Owner Managed
314      Mirage Apartments                              Owner Managed
315      Main Street Studios                            Owner Managed
316      Summertree Apartments                          Owner Managed
317      Prestige State Bank                            Owner Managed
318      Masonic Temple                                 Owner Managed


                                                                                                                              Zip
 #       Property Name                              Address                              City                        State    Code
---      -------------                              -------                              ----                        -----    ----
288      Heon Court Apartments                      109-111 Allds St.                    Nashua                      NH       03060
                                                    and 1-20 Heon Court
289      One Cameron Place                          7901 Cameron Road                    Austin                      TX       78753
290      197 U.S. Route One                         197 US Route 1                       Scarborough                 ME       04074
291      980 Forest Avenue                          980 Forest Avenue                    Portland                    ME       04103
292      Chandler's Crossing Apartments             809 N. Broad                         Chandler                    TX       75758
293      Kingswood Apartments                       4318 Bull Creek Road                 Austin                      TX       78731
294      4525-4535 McEwen Road                      4525-4535 McEwen Road                Farmers Branch              TX       75244
295      Doms Metroplex Park                        72-096 Dunham Way                    Thousand Palms              CA       92211
296      Baxter Mills Apartments                    80 Buffumsville Road                 Somersworth                 NH       03878
297      Seven Eleven                               112-05/11 Liberty Avenue             Ozone Park                  NY       11419
298      Royal North Apartments                     4422 & 4525 Weaver Road              Houston                     TX       77016
299      3314 Mount Pleasant Apartments             3314 Mount Pleasant                  Washington                  DC       20010
300      Virginia Apartments                        2010 Betty Lane                      Richmond                    VA       23226
301      Pagewood Oval Apartments                   6 Page Road                          Litchfield                  NH       03052
302      Creekview Condominiums                     1601 Beltline Road                   Garland                     TX       75044
303      Park Hill Apartments                       250 Johnson Street                   Palmyra                     NY       14522
304      Amherst Gardens                            464 Boston Post Road                 Amherst                     NH       03031
305      Arlington Arms Apartments                  18 1/2 Arlington Street              Nashua                      NH       03060
306      Rebecca Apartments                         9707 Timberside Drive                Houston                     TX       77025
307      Barstow Plaza                              1303-1311 E. Main Street             Barstow                     CA       92311
308      Fleur de Lis Apartments                    100 South Williams Street            Natchitoches                LA       71457
309      2602 Penny Lane                            2602 Penny Lane                      Austin                      TX       78757
310      3246 Navarre Avenue                        3246 Navarre Avenue                  Oregon                      OH       43616
311      Tara Apartments                            65 Lambert Street                    Portland                    ME       04102
312      Mark V Apartments                          3914 Avenue D                        Austin                      TX       78751
313      Hallmark Apartments                        710 W. 34th Street                   Austin                      TX       78703
314      Mirage Apartments                          13343 Maham Road                     Dallas                      TX       75240
315      Main Street Studios                        4311 Main Street                     Dallas                      TX       75226
316      Summertree Apartments                      312 Second Street                    Natchitoches                LA       71457
317      Prestige State Bank                        92 Old Highway 22 (SR 173)           Clinton                     NJ       08809
318      Masonic Temple                             90 Washington Street                 Dover                       NH       03840


(1A) The Mortgage Loans secured by 250 South Clinton, Steelway North & South, 1001 and 1011 AIP Drive, Northeast Industrial Building #21, 507 Plum Street, 3530 East Pike, Northeast Industrial Building #8, Northeast Industrial Building #22, 4, 5 & 8 Marway, 16725 Square Drive and One Clinton Square, respectively, are cross-collateralized and cross-defaulted.
(1B) The Mortgage Loans secured by The Hughes Center at Rancho Niguel and The Edwards Center at Rancho Niguel, respectively, are cross-collateralized and cross-defaulted.
(1C)     The Mortgage Loans secured by Rivertree Court Shopping Center,
         Woodland Heights Shopping Center, Winnetka Commons Shopping Center, Berwyn Plaza Shopping Center and Walgreen's Store, respectively, are cross-collateralized and cross-defaulted in a 10 Year Interest
         Only Loan.
(1D) The Mortgage Loans secured by Blue Ash Portfolio, Springdale Office Center, Executive Center East and McDonald's, respectively, are cross-collateralized and cross-defaulted.
(1E) The Mortgage Loans secured by Strorage Box/Stowaway Storage and Maplewood MHP, respectively, are cross-collateralized and cross-defaulted.
(1F) The Mortgage Loans secured by Run in Foods DP #4, Run in Foods Unit DP#7, Run in Foods #401, Run in Foods #406, Run in Foods #402, Run in Foods #403, Run in Foods # 404, Run in Foods Unit #410, respectively, are cross-collateralized and cross-defaulted. The appraised value of each such Mortgage Loan includes as estimated enterprise value and an appraised real estate value. The aggregate of the appraised real estate values of such Mortgage Loans is $8,910,000.
(1G)     The Mortgage Loans secured by Super 8-Midtown, Super 8-East and
         Super 8-West, respectively, are cross-collateralized and cross-defaulted.
(1H) The Mortgage Loans secured by Mission Industrial Park and Jurupa Business Park, respectively, are cross-collateralized and cross-defaulted.
(1I) The Mortgage Loans secured by St. Charles Apartments and St. James Apartments, respectively, are cross-collateralized and cross-defaulted.
 (2) Embassy Crossing Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.
 (3) Green's Corner has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.
 (4) Windlands Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.
 (5) The Mortgage Loan secured by Rite Aid - Kennebunk provides for an increase in the amount of the monthly payment in June 2008. The Underwritten DSCR presented herein with respect to the mortgage loan is based on monthly payment in effect as of November 1, 1998.

                      Characteristics of the Mortgage Loans

                                                    Original                        Percentage of
                                                    Principal      Cut-off Date       Initial
 #      Property Name (1)                            Balance       Balance (6)      Pool Balance
---     -----------------                          -----------     ------------     -------------
   1    Chanin Building                            $75,000,000      $74,826,649        6.5%
   2    250 South Clinton Street (1A)              $16,560,000      $16,560,000        1.4%
   3    Steelway North & South (1A)                $11,120,000      $11,120,000        1.0%
   4    1001 and 1011 AIP Drive (1A)               $ 7,280,000      $ 7,280,000        0.6%
   5    Northeast Industrial Building # 21 (1A)    $ 5,280,000      $ 5,280,000        0.5%
   6    507 Plum Street (1A)                       $ 5,200,000      $ 5,200,000        0.5%
   7    3530 East Pike (1A)                        $ 4,600,000      $ 4,600,000        0.4%
   8    Northeast Industrial Building # 8 (1A)     $ 4,320,000      $ 4,320,000        0.4%
   9    Northeast Industrial Building #22 (1A)     $ 3,680,000      $ 3,680,000        0.3%
  10    4, 5 & 8 Marway Circle (1A)                $ 3,540,000      $ 3,540,000        0.3%
  11    16725 Square Drive (1A)                    $ 2,240,000      $ 2,240,000        0.2%
  12    One Clinton Square (1A)                    $ 1,680,000      $ 1,680,000        0.1%
  13    The Hughes Center at Rancho Niguel (1B)    $23,000,000      $23,000,000        2.0%
  14    The Edwards Center at Rancho Niguel (1B)   $ 5,700,000      $ 5,700,000        0.5%
  15    Rivertree Court Shopping Center (1C)       $18,190,000      $18,190,000        1.6%
  16    Woodland Heights Shopping Center (1C)      $ 3,100,000      $ 3,100,000        0.3%
  17    Winnetka Commons Shopping Center (1C)      $ 2,375,000      $ 2,375,000        0.2%
  18    Berwyn Plaza Shopping Center (1C)          $   740,000      $   740,000        0.1%
  19    Walgreen's Store (1C)                      $   595,000      $   595,000        0.1%
  20    Heritage Point                             $25,000,000      $25,000,000        2.2%
  21    Best Western Inn of Chicago                $22,000,000      $21,924,346        1.9%
  22    Christiana Hilton Inn - Newark, DE         $21,500,000      $21,477,544        1.9%
  23    Embassy Crossing Shopping Center (2)       $20,000,000      $20,000,000        1.7%
  24    Jefferson at Treetops                      $19,600,000      $19,557,134        1.7%
  25    Dominion Tower & Parking Garage            $18,700,000      $18,623,256        1.6%
  26    Holiday Inn Hurstborne                     $18,500,000      $18,424,846        1.6%
  27    Blue Ash Portfolio (1D)                    $10,839,000      $10,823,361        0.9%
  28    Springdale Office Center (1D)              $ 3,766,000      $ 3,760,566        0.3%
  29    Executive Center East (1D)                 $ 1,120,000      $ 1,118,384        0.1%
  30    McDonald's (1D)                            $   275,000      $   274,603        0.0%
  31    11 Park Place                              $15,000,000      $14,958,883        1.3%
  32    Twin Creeks Apartments                     $12,800,000      $12,763,483        1.1%
  33    Storage Box / Stowaway Storage (1E)        $ 6,160,000      $ 6,140,513        0.5%
  34    Maplewood MHP (1E)                         $ 5,840,000      $ 5,827,487        0.5%
  35    Corporate Office Park I and II             $11,300,000      $11,231,408        1.0%
  36    Knights Bridge II Apartments               $ 9,650,000      $ 9,623,406        0.8%
  37    Preston Stonebrook Center                  $ 8,900,000      $ 8,893,669        0.8%
  38    Run in Foods DP #4 (1F)                    $ 2,604,000      $ 2,581,199        0.2%
  39    Run in Foods Unit DP#7 (1F)                $ 2,429,000      $ 2,407,731        0.2%
  40    Run in Foods #401 (1F)                     $   882,000      $   874,277        0.1%
  41    Run in Foods #406 (1F)                     $   859,675      $   852,147        0.1%
  42    Run in Foods #402 (1F)                     $   782,000      $   775,153        0.1%
  43    Run in Foods #403 (1F)                     $   632,000      $   626,466        0.1%
  44    Run in Foods #404 (1F)                     $   443,850      $   439,964        0.0%
  45    Run in Foods Unit #410 (1F)                $    67,475      $    66,884        0.0%
  46    Super 8-Midtown (1G)                       $ 5,800,000      $ 5,789,994        0.5%
  47    Super 8-East (1G)                          $ 1,600,000      $ 1,597,240        0.1%
  48    Super 8-West (1G)                          $ 1,200,000      $ 1,197,930        0.1%
  49    Wellington Woods & Lakes                   $ 8,200,000      $ 8,170,673        0.7%
  50    Hampton Inn - Indianapolis, IN             $ 8,050,000      $ 8,016,829        0.7%
  51    Chidlaw Building                           $ 8,000,000      $ 7,984,025        0.7%
  52    Mahwah Business Park                       $ 8,000,000      $ 7,974,442        0.7%
  53    Grandview Garden Apartments                $ 7,750,000      $ 7,738,544        0.7%
  54    Cornerstone Office Building                $ 7,500,000      $ 7,500,000        0.7%
  55    160 Pine Street                            $ 7,500,000      $ 7,489,671        0.7%
  56    River Run Apartments                       $ 7,500,000      $ 7,473,176        0.6%
  57    180 North Michigan Avenue                  $ 7,300,000      $ 7,285,307        0.6%
  58    Oak Hills Apartments                       $ 7,240,000      $ 7,202,981        0.6%
  59    145 Rosemary Street                        $ 7,000,000      $ 6,992,657        0.6%
  60    Holiday Inn - Youngstown, OH               $ 7,000,000      $ 6,985,531        0.6%
  61    Tierra Verde Marine Center                 $ 6,900,000      $ 6,871,625        0.6%
  62    MCOM Building                              $ 6,900,000      $ 6,849,565        0.6%
  63    Mayport Trace Apartments                   $ 6,800,000      $ 6,795,710        0.6%
  64    Mercantile Bank Building                   $ 6,800,000      $ 6,784,681        0.6%
  65    Brook Forest Apartments                    $ 6,600,000      $ 6,586,610        0.6%
  66    Midfield Shopping Center                   $ 6,500,000      $ 6,495,481        0.6%
  67    Far East Plaza                             $ 6,500,000      $ 6,493,020        0.6%
  68    Highland Square Shopping Center            $ 6,350,000      $ 6,323,887        0.5%
  69    Spanish Villa Apartments                   $ 6,300,000      $ 6,292,223        0.5%
  70    Green's Corner (3)                         $ 6,240,000      $ 6,240,000        0.5%
  71    Mountain Ridge Apartments                  $ 6,200,000      $ 6,183,772        0.5%
  72    Radisson Suites                            $ 6,050,000      $ 6,031,740        0.5%
  73    Holiday Campground                         $ 6,000,000      $ 5,985,725        0.5%


                                                       Original        Remaining      Original         Remaining
                                                      Amortization    Amortization     Term to          Term to
                                                         Term            Term         Maturity        Maturity    Mortgage
   #    Property Name (1)                              (months)        (months)      (months)(7)     (months)(7)    Rate
  ---   -----------------                             ------------    ------------   -----------     -----------   ------
   1    Chanin Building                                   300             298            120             118       6.930%
   2    250 South Clinton Street (1A)                     360             360            120             120       7.500%
   3    Steelway North & South (1A)                       360             360            120             120       7.500%
   4    1001 and 1011 AIP Drive (1A)                      360             360            120             120       7.500%
   5    Northeast Industrial Building # 21 (1A)           360             360            120             120       7.500%
   6    507 Plum Street (1A)                              360             360            120             120       7.500%
   7    3530 East Pike (1A)                               360             360            120             120       7.500%
   8    Northeast Industrial Building # 8 (1A)            360             360            120             120       7.500%
   9    Northeast Industrial Building #22 (1A)            360             360            120             120       7.500%
  10    4, 5 & 8 Marway Circle (1A)                       360             360            120             120       7.500%
  11    16725 Square Drive (1A)                           360             360            120             120       7.500%
  12    One Clinton Square (1A)                           360             360            120             120       7.500%
  13    The Hughes Center at Rancho Niguel (1B)           360             360            120             120       6.640%
  14    The Edwards Center at Rancho Niguel (1B)          360             360            120             120       6.640%
  15    Rivertree Court Shopping Center (1C)              IO              IO             120             120       7.000%
  16    Woodland Heights Shopping Center (1C)             IO              IO             120             120       7.000%
  17    Winnetka Commons Shopping Center (1C)             IO              IO             120             120       7.000%
  18    Berwyn Plaza Shopping Center (1C)                 IO              IO             120             120       7.000%
  19    Walgreen's Store (1C)                             IO              IO             120             120       7.000%
  20    Heritage Point                                    360             360            120             120       7.750%
  21    Best Western Inn of Chicago                       240             238            120             118       7.450%
  22    Christiana Hilton Inn - Newark, DE                300             299            120             119       6.980%
  23    Embassy Crossing Shopping Center (2)              336             336            120             117       7.090%
  24    Jefferson at Treetops                             360             357            120             117       6.810%
  25    Dominion Tower & Parking Garage                   300             296            120             116       7.340%
  26    Holiday Inn Hurstborne                            300             296            120             116       7.390%
  27    Blue Ash Portfolio (1D)                           360             358            120             118       7.020%
  28    Springdale Office Center (1D)                     360             358            120             118       7.020%
  29    Executive Center East (1D)                        360             358            120             118       7.020%
  30    McDonald's (1D)                                   360             358            120             118       7.020%
  31    11 Park Place                                     360             356            120             116       6.970%
  32    Twin Creeks Apartments                            360             356            120             116       6.820%
  33    Storage Box/Stowaway Storage (1E)                 300             297            120             117       7.270%
  34    Maplewood MHP (1E)                                360             357            120             117       6.890%
  35    Corporate Office Park I and II                    360             351            120             111       7.610%
  36    Knights Bridge II Apartments                      360             356            120             116       6.950%
  37    Preston Stonebrook Center                         360             359            120             119       6.560%
  38    Run in Foods DP #4 (1F)                           240             234            120             114       8.520%
  39    Run in Foods Unit DP#7 (1F)                       240             234            120             114       8.520%
  40    Run in Foods #401 (1F)                            240             234            120             114       8.520%
  41    Run in Foods #406 (1F)                            240             234            120             114       8.520%
  42    Run in Foods #402 (1F)                            240             234            120             114       8.520%
  43    Run in Foods #403 (1F)                            240             234            120             114       8.520%
  44    Run in Foods #404 (1F)                            240             234            120             114       8.520%
  45    Run in Foods Unit #410 (1F)                       240             234            120             114       8.520%
  46    Super 8-Midtown (1G)                              240             239            240             239       7.000%
  47    Super 8-East (1G)                                 240             239            240             239       7.000%
  48    Super 8-West (1G)                                 240             239            240             239       7.000%
  49    Wellington Woods & Lakes                          360             355            120             115       6.980%
  50    Hampton Inn - Indianapolis, IN                    300             296            120             116       7.320%
  51    Chidlaw Building                                  360             357            120             117       7.160%
  52    Mahwah Business Park                              300             297            120             117       7.220%
  53    Grandview Garden Apartments                       360             358            180             178       6.920%
  54    Cornerstone Office Building                       360             360            120             120       6.850%
  55    160 Pine Street                                   360             358            120             118       7.210%
  56    River Run Apartments                              360             355            120             115       6.980%
  57    180 North Michigan Avenue                         360             357            120             117       7.130%
  58    Oak Hills Apartments                              360             351             84              75       8.330%
  59    145 Rosemary Street                               300             299            120             119       6.960%
  60    Holiday Inn - Youngstown, OH                      300             298            120             118       7.530%
  61    Tierra Verde Marine Center                        300             296            120             116       7.330%
  62    MCOM Building                                     240             236            240             236       7.480%
  63    Mayport Trace Apartments                          360             359            120             119       6.970%
  64    Mercantile Bank Building                          300             298            120             118       7.070%
  65    Brook Forest Apartments                           360             357            120             117       7.100%
  66    Midfield Shopping Center                          360             359            120             119       6.640%
  67    Far East Plaza                                    300             299            180             179       6.850%
  68    Highland Square Shopping Center                   300             296            120             116       7.330%
  69    Spanish Villa Apartments                          300             299            300             299       7.000%
  70    Green's Corner (3)                                336             336            120             116       7.350%
  71    Mountain Ridge Apartments                         360             356            120             116       7.140%
  72    Radisson Suites                                   180             179            180             179       6.810%
  73    Holiday Campground                                360             356            120             116       7.480%


                                                               First
                                                  Monthly     Payment   Maturity            Prepayment Provision          Defeasance
   #   Property Name (1)                          Payment       Date      Date    ARD (8)  as of Origination               Option
  ---  -----------------                          -------     -------   --------  -------  --------------------          ----------
   1   Chanin Building                           $526,739.98   10/1/98    6/1/22    9/1/08   L (9.5), O (0.5)               Yes
   2   250 South Clinton Street (1A)             $115,789.92   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
   3   Steelway North & South (1A)               $ 77,752.65   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
   4   1001 and 1011 AIP Drive (1A)              $ 50,902.82   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
   5   Northeast Industrial Building # 21 (1A)   $ 36,918.53   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
   6   507 Plum Street (1A)                      $ 36,359.15   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
   7   3530 East Pike (1A)                       $ 32,163.87   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
   8   Northeast Industrial Building # 8 (1A)    $ 30,206.07   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
   9   Northeast Industrial Building #22 (1A)    $ 25,731.09   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  10   4, 5 & 8 Marway Circle (1A)               $ 24,752.19   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  11   16725 Square Drive (1A)                   $ 15,662.40   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  12   One Clinton Square (1A)                   $ 11,746.80   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  13   The Hughes Center at Rancho Niguel (1B)   $147,499.71   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  14   The Edwards Center at Rancho Niguel (1B)  $ 36,554.28   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  15   Rivertree Court Shopping Center (1C)      $106,108.33   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  16   Woodland Heights Shopping Center (1C)     $ 18,083.33   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  17   Winnetka Commons Shopping Center (1C)     $ 13,854.17   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  18   Berwyn Plaza Shopping Center (1C)         $  4,316.67   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  19   Walgreen's Store (1C)                     $  3,470.83   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  20   Heritage Point                            $179,103.06   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  21   Best Western Inn of Chicago               $176,558.50   10/1/98    9/1/18   9/01/08   L (9.5), O (0.5)               Yes
  22   Christiana Hilton Inn - Newark, DE        $151,683.33   11/1/98   10/1/23   10/1/08   L (9.5), O (0.5)               Yes
  23   Embassy Crossing Shopping Center (2)      $137,109.41    9/1/98    8/1/08             L (9.5), O (0.5)               Yes
  24   Jefferson at Treetops                     $127,907.92    9/1/98    8/1/08             L (9.5), O (0.5)               Yes
  25   Dominion Tower & Parking Garage           $136,251.07    8/1/98    7/1/08             L (9.5), O (0.5)               Yes
  26   Holiday Inn Hurstborne                    $135,392.43    8/1/98    7/1/23    7/1/08   L (9.5), O (0.5)               Yes
  27   Blue Ash Portfolio (1D)                   $ 72,257.78   10/1/98    9/1/08             L (9.5), O (0.5)               Yes
  28   Springdale Office Center (1D)             $ 25,105.90   10/1/98    9/1/08             L (9.5), O (0.5)               Yes
  29   Executive Center East (1D)                $  7,466.44   10/1/98    9/1/08             L (9.5), O (0.5)               Yes
  30   McDonald's (1D)                           $  1,833.28   10/1/98    9/1/08             L (9.5), O (0.5)               Yes
  31   11 Park Place                             $ 99,493.34    8/1/98    7/1/08             L (9.5), O (0.5)               Yes
  32   Twin Creeks Apartments                    $ 83,617.02    8/1/98    7/1/08             L (9.5), O (0.5)               Yes
  33   Storage Box / Stowaway Storage (1E)       $ 44,604.31    9/1/98    8/1/08             L (9.5), O (0.5)               Yes
  34   Maplewood MHP (1E)                        $ 38,423.19    9/1/98    8/1/08             L (9.5), O (0.5)               Yes
  35   Corporate Office Park I and II            $ 79,864.12    3/1/98    2/1/08             L (10)                         Yes
  36   Knights Bridge II Apartments              $ 63,877.97    8/1/98    7/1/08             L (5), YM 1% (4.5), O (0.5)    No
  37   Preston Stonebrook Center                 $ 56,605.70   11/1/98   10/1/08             L (9.5), O (0.5)               Yes
  38   Run in Foods DP #4 (1F)                   $ 22,631.09    6/1/98    5/1/08             L (9.42), O (0.58)             Yes
  39   Run in Foods Unit DP#7 (1F)               $ 21,110.18    6/1/98    5/1/08             L (9.42), O (0.58)             Yes
  40   Run in Foods #401 (1F)                    $  7,665.37    6/1/98    5/1/08             L (9.42), O (0.58)             Yes
  41   Run in Foods #406 (1F)                    $  7,471.34    6/1/98    5/1/08             L (9.42), O (0.58)             Yes
  42   Run in Foods #402 (1F)                    $  6,796.28    6/1/98    5/1/08             L (9.42), O (0.58)             Yes
  43   Run in Foods #403 (1F)                    $  5,492.65    6/1/98    5/1/08             L (9.42), O (0.58)             Yes
  44   Run in Foods #404 (1F)                    $  3,857.45    6/1/98    5/1/08             L (9.42), O (0.58)             Yes
  45   Run in Foods Unit #410 (1F)               $    586.42    6/1/98    5/1/08             L (9.42), O (0.58)             Yes
  46   Super 8-Midtown (1G)                      $ 44,967.34   11/1/98   10/1/18             L (19.5), O (0.5)              Yes
  47   Super 8-East (1G)                         $ 12,404.78   11/1/98   10/1/18             L (19.5), O (0.5)              Yes
  48   Super 8-West (1G)                         $  9,303.59   11/1/98   10/1/18             L (19.5), O (0.5)              Yes
  49   Wellington Woods & Lakes                  $ 54,444.71    7/1/98    6/1/08             L (5), YM 1% (4.42), O (0.58)  No
  50   Hampton Inn - Indianapolis, IN            $ 58,549.49    8/1/98    7/1/23    7/1/08   L (9.5), O (0.5)               Yes
  51   Chidlaw Building                          $ 54,086.60    9/1/98    8/1/08             L (9.5), O (0.5)               Yes
  52   Mahwah Business Park                      $ 57,670.02    9/1/98    8/1/08             L (9.5), O (0.5)               Yes
  53   Grandview Garden Apartments               $ 51,145.23   10/1/98    9/1/13             L (14.5), O (0.5)              Yes
  54   Cornerstone Office Building               $ 49,144.44   12/1/98   11/1/08             L (9.5), O (0.5)               Yes
  55   160 Pine Street                           $ 50,959.90   10/1/98    9/1/08             L (9.5), O (0.5)               Yes
  56   River Run Apartments                      $ 49,796.99    7/1/98    6/1/08             L (5), YM 1% (4.42), O (0.58)  No
  57   180 North Michigan Avenue                 $ 49,206.09    9/1/98    8/1/08             L (9.5), O (0.5)               Yes
  58   Oak Hills Apartments                      $ 54,799.42    3/1/98    2/1/05             L (2), YM 1% (3), O (2)        No
  59   145 Rosemary Street                       $ 49,296.07   11/1/98   10/1/08             L (9.5), O (0.5)               Yes
  60   Holiday Inn - Youngstown, OH              $ 51,866.06   10/1/98    9/1/23   9/1/08    L (9.5), O (0.5)               Yes
  61   Tierra Verde Marine Center                $ 50,229.86    8/1/98    7/1/23   7/1/08    L (9.5), O (0.5)               Yes
  62   MCOM Building                             $ 55,501.58    8/1/98    7/1/18             L (19.5), O (0.5)              Yes
  63   Mayport Trace Apartments                  $ 45,103.65   11/1/98   10/1/08             L (9.5), O (0.5)               Yes
  64   Mercantile Bank Building                  $ 48,365.07   10/1/98    9/1/08             L (9.5), O (0.5)               Yes
  65   Brook Forest Apartments                   $ 44,354.11    9/1/98    8/1/08             L (9.5), O (0.5)               Yes
  66   Midfield Shopping Center                  $ 41,684.70   11/1/98   10/1/08             L (9.5), O (0.5)               Yes
  67   Far East Plaza                            $ 45,320.55   11/1/98   10/1/13             L (14.5), O (0.5)              Yes
  68   Highland Square Shopping Center           $ 46,226.03    8/1/98    7/1/08             L (9.5), O (0.5)               Yes
  69   Spanish Villa Apartments                  $ 44,527.09   11/1/98   10/1/23             L (24.5), O (0.5)              Yes
  70   Green's Corner (3)                        $ 43,856.09    8/1/98    7/1/08             L (9.5), O (0.5)               Yes
  71   Mountain Ridge Apartments                 $ 41,833.34    8/1/98    7/1/08             L (9.5), O (0.5)               Yes
  72   Radisson Suites                           $ 53,738.48   11/1/98   10/1/13             L (14.5), O (0.5)              Yes
  73   Holiday Campground                        $ 41,870.73    8/1/98    7/1/08             L (9.5), O (0.5)               Yes

                      Characteristics of the Mortgage Loans


                                                    Original                        Percentage of
                                                    Principal      Cut-off Date       Initial
 #      Property Name (1)                            Balance       Balance (6)      Pool Balance
---     -----------------                          -----------     ------------     -------------
  74    Plantation Meadows Apartments              $5,850,000      $5,837,336           0.5%
  75    Gresham Townhomes                          $5,650,000      $5,629,230           0.5%
  76    Lakewood Apartments                        $5,600,000      $5,588,639           0.5%
  77    Super 8  - Las Vegas, NV                   $5,400,000      $5,390,684           0.5%
  78    Imperial Plaza Shopping Center             $5,400,000      $5,380,784           0.5%
  79    Thunder Hollow                             $5,400,000      $5,380,687           0.5%
  80    K-Mart                                     $5,250,000      $5,238,817           0.5%
  81    Woodlake Village Apartments                $5,240,000      $5,236,378           0.5%
  82    Trabuco Marketplace                        $5,200,000      $5,196,301           0.5%
  83    Indian Valley Apartments                   $5,200,000      $5,189,086           0.5%
  84    Flamingo West Center                       $5,200,000      $5,188,393           0.5%
  85    Mill Creek Shopping Center                 $5,200,000      $5,165,612           0.4%
  86    High Vista Apartments                      $5,100,000      $5,092,624           0.4%
  87    Woodland Office Center                     $5,100,000      $5,087,820           0.4%
  88    Bayfair Apartments                         $5,100,000      $5,082,663           0.4%
  89    University Green Apartments                $5,000,000      $4,996,623           0.4%
  90    El Dorado Mobile Home Estates              $5,000,000      $4,991,969           0.4%
  91    Holiday Inn - Danbury, CT                  $5,000,000      $4,984,919           0.4%
  92    Country Inn & Suites Hotel                 $5,000,000      $4,984,909           0.4%
  93    Center Ridge Apartments                    $4,816,000      $4,799,545           0.4%
  94    Marriott Commerce Building                 $4,800,000      $4,790,154           0.4%
  95    Silicon Valley Inn & Suites                $4,700,000      $4,700,000           0.4%
  96    Best Western  - Sunnyvale                  $4,600,000      $4,600,000           0.4%
  97    Golden Valley Commons                      $4,550,000      $4,547,181           0.4%
  98    West Park Place                            $4,500,000      $4,489,389           0.4%
  99    Naperville Office Court                    $4,500,000      $4,488,189           0.4%
 100    Holiday Inn Express - Mountain View, CA    $4,400,000      $4,392,849           0.4%
 101    Best Buy / Drug Emporium                   $4,230,000      $4,216,592           0.4%
 102    Medical Arts Building                      $4,150,000      $4,139,984           0.4%
 103    Comfort Inn - Sunnyvale                    $4,100,000      $4,100,000           0.4%
 104    Holiday Inn Denver North/Coliseum          $4,100,000      $4,084,378           0.4%
 105    Windlands Shopping Center (4)              $3,900,000      $3,900,000           0.3%
 106    Northborough Woods Apartments              $3,900,000      $3,883,525           0.3%
 107    Victory Townhomes                          $3,850,000      $3,836,265           0.3%
 108    Madison Building                           $3,850,000      $3,833,812           0.3%
 109    Dairy Plaza Shopping Center                $3,760,000      $3,747,799           0.3%
 110    Comfort Inn - Concord, NH                  $3,750,000      $3,746,083           0.3%
 111    Peconic Plaza                              $3,675,000      $3,666,948           0.3%
 112    Bayou Village Apartments                   $3,600,000      $3,597,742           0.3%
 113    Country Suites - Chattanooga, TN           $3,550,000      $3,546,549           0.3%
 114    Southlake Plaza II                         $3,540,000      $3,528,242           0.3%
 115    531 West Deming                            $3,500,000      $3,497,657           0.3%
 116    Camelot Apartments                         $3,500,000      $3,490,586           0.3%
 117    Sevilla Apartments                         $3,500,000      $3,487,608           0.3%
 118    The Way III Apartments                     $3,500,000      $3,484,655           0.3%
 119    Glenview Office and Industrial Park        $3,460,000      $3,457,677           0.3%
 120    Hampton Inn - Decatur, AL                  $3,450,000      $3,439,587           0.3%
 121    Mission Industrial Park (1H)               $1,850,000      $1,850,000           0.2%
 122    Jurupa Business Park (1H)                  $1,545,000      $1,544,089           0.1%
 123    Colony Square Shopping Center              $3,400,000      $3,392,578           0.3%
 124    Vintage Business Park                      $3,400,000      $3,385,589           0.3%
 125    Bruno's Shopping Center                    $3,300,000      $3,248,912           0.3%
 126    Crossroads Shopping Center                 $3,225,000      $3,207,299           0.3%
 127    High Country Plaza                         $3,200,000      $3,200,000           0.3%
 128    Marina Del Rey Industrial                  $3,200,000      $3,197,975           0.3%
 129    St. Charles Apartments (1I)                $1,595,000      $1,592,143           0.1%
 130    St. James Apartments (1I)                  $1,595,000      $1,592,143           0.1%
 131    Plaza at Sunrise                           $3,050,000      $3,040,218           0.3%
 132    Shannon Arms III Apartments                $3,050,000      $3,039,283           0.3%
 133    River Valley Square Shopping Center        $2,975,000      $2,967,341           0.3%
 134    Rio Commercial Center                      $2,962,500      $2,955,802           0.3%
 135    Alexis Apartments                          $2,950,000      $2,942,363           0.3%
 136    Beltway Plaza 4710                         $2,925,000      $2,920,810           0.3%
 137    Casa Linda MHP                             $2,880,000      $2,878,333           0.3%
 138    Mesa Ridge Apartments                      $2,850,000      $2,847,193           0.2%
 139    Vintage Business Park II                   $2,850,000      $2,846,607           0.2%
 140    Mountain Village Shopping Center           $2,850,000      $2,837,774           0.2%
 141    Rock River Tower Apartments                $2,800,000      $2,797,911           0.2%
 142    Durango Plaza Retail Center                $2,800,000      $2,797,218           0.2%
 143    Beatrice Avenue Industrial                 $2,750,000      $2,744,064           0.2%
 144    Miller Apartments                          $2,715,000      $2,715,000           0.2%
 145    University Square Outlet Mall              $2,700,000      $2,700,000           0.2%
 146    Ridgewood Plaza Shopping Center            $2,700,000      $2,694,537           0.2%
 147    Chase Village Apartments                   $2,700,000      $2,693,221           0.2%

                                                       Original        Remaining      Original       Remaining
                                                      Amortization    Amortization     Term to        Term to
                                                         Term            Term         Maturity        Maturity    Mortgage
   #    Property Name (1)                              (months)        (months)      (months)(7)     (months)(7)    Rate
  ---   -----------------                             ------------    ------------   -----------     -----------  --------
  74    Plantation Meadows Apartments                     360             357            120              117      6.850%
  75    Gresham Townhomes                                 360             355            120              115      6.870%
  76    Lakewood Apartments                               360             357            120              117      7.100%
  77    Super 8  - Las Vegas, NV                          240             239            240              239      7.000%
  78    Imperial Plaza Shopping Center                    360             355            120              115      7.000%
  79    Thunder Hollow                                    360             355            120              115      6.980%
  80    K-Mart                                            216             215            216              215      6.990%
  81    Woodlake Village Apartments                       360             359            120              119      6.660%
  82    Trabuco Marketplace                               360             359            180              179      6.560%
  83    Indian Valley Apartments                          360             357            120              117      6.970%
  84    Flamingo West Center                              300             298            120              118      7.120%
  85    Mill Creek Shopping Center                        240             236            240              236      7.550%
  86    High Vista Apartments                             360             358            120              118      7.010%
  87    Woodland Office Center                            300             298            120              118      6.750%
  88    Bayfair Apartments                                360             355            120              115      7.180%
  89    University Green Apartments                       360             359            120              119      6.740%
  90    El Dorado Mobile Home Estates                     360             358            120              118      6.570%
  91    Holiday Inn - Danbury, CT                         300             297            120              117      7.510%
  92    Country Inn & Suites Hotel                        180             179            180              179      6.810%
  93    Center Ridge Apartments                           360             355            120              115      7.160%
  94    Marriott Commerce Building                        228             227            144              143      6.500%
  95    Silicon Valley Inn & Suites                       300             300            120              120      7.340%
  96    Best Western  - Sunnyvale                         300             300            120              120      7.460%
  97    Golden Valley Commons                             360             359            180              179      7.030%
  98    West Park Place                                   300             298            120              118      6.820%
  99    Naperville Office Court                           360             356            120              116      7.130%
 100    Holiday Inn Express - Mountain View, CA           240             239            240              239      7.390%
 101    Best Buy / Drug Emporium                          300             297            120              117      7.260%
 102    Medical Arts Building                             360             356             60               56      7.430%
 103    Comfort Inn - Sunnyvale                           300             300            120              120      7.460%
 104    Holiday Inn Denver North/Coliseum                 300             296            120              116      7.700%
 105    Windlands Shopping Center (4)                     336             336            120              116      7.260%
 106    Northborough Woods Apartments                     360             354            120              114      6.980%
 107    Victory Townhomes                                 360             355            120              115      6.990%
 108    Madison Building                                  300             296            120              116      7.220%
 109    Dairy Plaza Shopping Center                       300             297            120              117      7.140%
 110    Comfort Inn - Concord, NH                         300             299            120              119      6.980%
 111    Peconic Plaza                                     300             298            120              118      7.220%
 112    Bayou Village Apartments                          360             359            120              119      6.990%
 113    Country Suites - Chattanooga, TN                  300             299            120              119      7.310%
 114    Southlake Plaza II                                360             355            120              115      7.270%
 115    531 West Deming                                   360             359            120              119      6.770%
 116    Camelot Apartments                                360             356            120              116      7.040%
 117    Sevilla Apartments                                360             355            120              115      7.020%
 118    The Way III Apartments                            300             296            180              176      7.010%
 119    Glenview Office and Industrial Park               360             359            120              119      6.760%
 120    Hampton Inn - Decatur, AL                         180             179            180              179      6.810%
 121    Mission Industrial Park (1H)                      300             300            120              120      6.750%
 122    Jurupa Business Park (1H)                         360             359            120              119      7.190%
 123    Colony Square Shopping Center                     300             298            120              118      7.240%
 124    Vintage Business Park                             300             296            120              116      7.180%
 125    Bruno's Shopping Center                           264             253            180              169      7.680%
 126    Crossroads Shopping Center                        300             295            180              175      7.160%
 127    High Country Plaza                                360             360            120              120      6.890%
 128    Marina Del Rey Industrial                         360             359            120              119      6.960%
 129    St. Charles Apartments (1I)                       240             239            120              119      6.750%
 130    St. James Apartments (1I)                         240             239            120              119      6.750%
 131    Plaza at Sunrise                                  300             297            120              117      7.200%
 132    Shannon Arms III Apartments                       360             355            120              115      7.050%
 133    River Valley Square Shopping Center               360             356            120              116      7.200%
 134    Rio Commercial Center                             300             298            120              118      7.050%
 135    Alexis Apartments                                 360             356            180              176      7.180%
 136    Beltway Plaza 4710                                360             358            120              118      7.050%
 137    Casa Linda MHP                                    360             359            120              119      7.250%
 138    Mesa Ridge Apartments                             300             299            120              119      7.250%
 139    Vintage Business Park II                          300             299            120              119      6.350%
 140    Mountain Village Shopping Center                  300             296            120              116      7.120%
 141    Rock River Tower Apartments                       360             359            120              119      6.390%
 142    Durango Plaza Retail Center                       300             299            120              119      7.210%
 143    Beatrice Avenue Industrial                        300             298            120              118      7.300%
 144    Miller Apartments                                 360             360            120              120      7.000%
 145    University Square Outlet Mall                     300             300            120              120      6.850%
 146    Ridgewood Plaza Shopping Center                   360             357            120              117      7.110%
 147    Chase Village Apartments                          360             356            120              116      7.290%

                                                               First
                                                 Monthly      Payment  Maturity           Prepayment Provision           Defeasance
   #   Property Name (1)                         Payment       Date      Date    ARD (8)  as of Origination                Option
  ---  -----------------                         -------      -------  --------  -------  --------------------           ----------
  74    Plantation Meadows Apartments            $38,332.66    9/1/98   8/1/08            L (9.5), O (0.5)                Yes
  75    Gresham Townhomes                        $37,097.60    7/1/98   6/1/08            L (9.5), O (0.5)                Yes
  76    Lakewood Apartments                      $37,633.79    9/1/98   8/1/08            L (9.5), O (0.5)                Yes
  77    Super 8  - Las Vegas, NV                 $41,866.14   11/1/98  10/1/18            L (19.5), O (0.5)               Yes
  78    Imperial Plaza Shopping Center           $35,926.33    7/1/98   6/1/08            L (3), YM 1% (6.5), O (0.5)     No
  79    Thunder Hollow                           $35,853.83    7/1/98   6/1/08            L (5), YM 1% (4.42), O (0.58)   No
  80    K-Mart                                   $42,783.20   11/1/98  10/1/16            L (17.5), O (0.5)               Yes
  81    Woodlake Village Apartments              $33,673.65   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
  82    Trabuco Marketplace                      $33,072.99   11/1/98  10/1/08            L (14.5), O (0.5)               Yes
  83    Indian Valley Apartments                 $34,491.02    9/1/98   8/1/08            L (9.5), O (0.5)                Yes
  84    Flamingo West Center                     $37,151.54   10/1/98   9/1/08            L (9.5), O (0.5)                Yes
  85    Mill Creek Shopping Center               $42,049.97    8/1/98   7/1/18            L (19.5), O (0.5)               Yes
  86    High Vista Apartments                    $33,964.69   10/1/98   9/1/08            L (9.5), O (0.5)                Yes
  87    Woodland Office Center                   $35,236.49   10/1/98   9/1/23   9/1/08   L (9.5), O (0.5)                Yes
  88    Bayfair Apartments                       $34,549.18    7/1/98   6/1/08            L (9.5), O (0.5)                Yes
  89    University Green Apartments              $32,396.68   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
  90    El Dorado Mobile Home Estates            $31,833.93   10/1/98   9/1/08            L (9.5), O (0.5)                Yes
  91    Holiday Inn - Danbury, CT                $36,982.09    9/1/98   8/1/23   8/1/08   L (9.5), O (0.5)                Yes
  92    Country Inn & Suites Hotel               $44,411.97   11/1/98  10/1/13            L (14.5), O (0.5)               Yes
  93    Center Ridge Apartments                  $32,560.13    7/1/98   6/1/08            L (9.5), O (0.5)                Yes
  94    Marriott Commerce Building               $36,713.09   11/1/98  10/1/10            L (11.5), O (0.5)               Yes
  95    Silicon Valley Inn & Suites              $34,244.92   12/1/98  11/1/08            L (9.5), O (0.5)                Yes
  96    Best Western  - Sunnyvale                $33,874.00   12/1/98  11/1/08            L (9.5), O (0.5)                Yes
  97    Golden Valley Commons                    $30,362.99   11/1/98  10/1/13            L (14.5), O (0.5)               Yes
  98    West Park Place                          $31,290.22   10/1/98   9/1/08            L (9.5), O (0.5)                Yes
  99    Naperville Office Court                  $30,332.52    8/1/98   7/1/08            L (9.5), O (0.5)                Yes
 100    Holiday Inn Express - Mountain View, CA  $35,150.74   11/1/98  10/1/18            L (19.5), O (0.5)               Yes
 101    Best Buy / Drug Emporium                 $30,601.99    9/1/98   8/1/08            L (9.5), O (0.5)                Yes
 102    Medical Arts Building                    $28,818.74    8/1/98   7/1/03            L (4.5), O (0.5)                Yes
 103    Comfort Inn - Sunnyvale                  $30,192.04   12/1/98  11/1/08            L (9.5), O (0.5)                Yes
 104    Holiday Inn Denver North/Coliseum        $30,834.02    8/1/98   7/1/23   7/1/08   L (9.5), O (0.5)                Yes
 105    Windlands Shopping Center (4)            $27,176.07    8/1/98   7/1/08            L (9.5), O (0.5)                Yes
 106    Northborough Woods Apartments            $25,894.43    6/1/98   5/1/08            L (9.5), O (0.5)                Yes
 107    Victory Townhomes                        $25,588.29    7/1/98   6/1/08            L (9.5), O (0.5)                Yes
 108    Madison Building                         $27,753.70    8/1/98   7/1/08            L (9.5), O (0.5)                Yes
 109    Dairy Plaza Shopping Center              $26,911.64    9/1/98   8/1/08            L (9.5), O (0.5)                Yes
 110    Comfort Inn - Concord, NH                $26,456.39   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
 111    Peconic Plaza                            $26,492.16   10/1/98   9/1/08            L (9.5), O (0.5)                Yes
 112    Bayou Village Apartments                 $23,926.72   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
 113    Country Suites - Chattanooga, TN         $25,797.03    1/1/98  10/1/08            L (9.5), O (0.5)                Yes
 114    Southlake Plaza II                       $24,197.08    7/1/98   6/1/08            L (9.5), O (0.5)                Yes
 115    531 West Deming                          $22,747.48   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
 116    Camelot Apartments                       $23,379.69    8/1/98   7/1/08            L (9.5), O (0.5)                Yes
 117    Sevilla Apartments                       $23,332.62    7/1/98   6/1/08            L (9.5), O (0.5)                Yes
 118    The Way III Apartments                   $24,759.60    8/1/98   7/1/13            L (14.5), O (0.5)               Yes
 119    Glenview Office and Industrial Park      $22,464.50   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
 120    Hampton Inn - Decatur, AL                $30,644.26   11/1/98  10/1/13            L (14.5), O (0.5)               Yes
 121    Mission Industrial Park (1H)             $12,781.86   12/1/98  11/1/08            L (9.5), O (0.5)                Yes
 122    Jurupa Business Park (1H)                $10,476.82   11/1/98   9/1/08            L (9.5), O (0.5)                Yes
 123    Colony Square Shopping Center            $24,553.53   10/1/98   9/1/08            L (9.5), O (0.5)                Yes
 124    Vintage Business Park                    $24,422.31    8/1/98   7/1/08            L (9.5), O (0.5)                Yes
 125    Bruno's Shopping Center                  $25,932.88    1/1/98  12/1/12            L (14.5), O (0.5)               Yes
 126    Crossroads Shopping Center               $23,123.85    7/1/98   6/1/13            L (14.5), O (0.5)               Yes
 127    High Country Plaza                       $21,053.80   12/1/98  11/1/08            L (9.5), O (0.5)                Yes
 128    Marina Del Rey Industrial                $21,203.78   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
 129    St. Charles Apartments (1I)              $12,127.81   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
 130    St. James Apartments (1I)                $12,127.81   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
 131    Plaza at Sunrise                         $21,947.46    9/1/98   8/1/08            L (9.5), O (0.5)                Yes
 132    Shannon Arms III Apartments              $20,394.25    7/1/98   6/1/08            L (9.5), O (0.5)                Yes
 133    River Valley Square Shopping Center      $20,193.95    8/1/98   7/1/08            L (9.5), O (0.5)                Yes
 134    Rio Commercial Center                    $21,032.92   10/1/98   9/1/08            L (9.5), O (0.5)                Yes
 135    Alexis Apartments                        $19,984.33    8/1/98   7/1/13            L (14.5), O (0.5)               Yes
 136    Beltway Plaza 4710                       $19,558.42   10/1/98   9/1/08            L (9.5), O (0.5)                Yes
 137    Casa Linda MHP                           $19,646.68   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
 138    Mesa Ridge Apartments                    $20,600.00   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
 139    Vintage Business Park II                 $18,977.13   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
 140    Mountain Village Shopping Center         $20,361.90   18/1/98   7/1/08            L (9.5), O (0.5)                Yes
 141    Rock River Tower Apartments              $17,495.84   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
 142    Durango Plaza Retail Center              $20,166.49   11/1/98  10/1/08            L (9.5), O (0.5)                Yes
 143    Beatrice Avenue Industrial               $19,965.86   10/1/98   9/1/08            L (9.5), O (0.5)                Yes
 144    Miller Apartments                        $18,062.96   12/1/98  11/1/08            L (9.5), O (0.5)                Yes
 145    University Square Outlet Mall            $18,825.46   12/1/98  11/1/08            L (9.5), O (0.5)                Yes
 146    Ridgewood Plaza Shopping Center          $18,163.07    9/1/98   8/1/08            L (9.5), O (0.5)                Yes
 147    Chase Village Apartments                 $18,492.07    8/1/98   7/1/08            L (9.5), O (0.5)                Yes

                      Characteristics of the Mortgage Loans


                                                    Original                        Percentage of
                                                    Principal      Cut-off Date       Initial
 #      Property Name (1)                            Balance       Balance (6)      Pool Balance
---     -----------------                          -----------     ------------     -------------
 148    Warsaw Village                             $2,650,000      $2,650,000          0.2%
 149    Provident Place Office Building            $2,650,000      $2,648,246          0.2%
 150    920 Waukegan Road                          $2,650,000      $2,646,800          0.2%
 151    Amberley Suites                            $2,650,000      $2,642,002          0.2%
 152    Rite Aid - Kennebunk (5)                   $2,625,000      $2,611,175          0.2%
 153    Stuart Towne Apartments                    $2,600,000      $2,583,051          0.2%
 154    Santa Ana Villas                           $2,550,000      $2,548,252          0.2%
 155    Orland Park Outlots                        $2,500,000      $2,491,804          0.2%
 156    Brazos Square Shopping Center              $2,500,000      $2,491,584          0.2%
 157    Community Mall                             $2,500,000      $2,478,260          0.2%
 158    Comfort Inn - Fife, WA                     $2,450,000      $2,447,718          0.2%
 159    Aspen Business Park                        $2,425,000      $2,423,534          0.2%
 160    Hampton Inn - Ft. Pierce, FL               $2,400,000      $2,400,000          0.2%
 161    Oak Tree Mobile Home Park                  $2,400,000      $2,397,307          0.2%
 162    Walnut Square Apartments                   $2,400,000      $2,393,062          0.2%
 163    Royal Oaks Mobile Home Park                $2,350,000      $2,350,000          0.2%
 164    Plymouth Square Apartments                 $2,340,000      $2,332,436          0.2%
 165    Watchung View Apartments                   $2,310,000      $2,306,707          0.2%
 166    Embassy Apartments                         $2,270,000      $2,268,226          0.2%
 167    Best Buy - West Dundee                     $2,250,000      $2,246,808          0.2%
 168    1400 Destrehan Avenue                      $2,225,000      $2,222,457          0.2%
 169    Breckenridge Apartments                    $2,130,000      $2,128,561          0.2%
 170    Rosemont Terrace Apartments                $2,130,000      $2,124,161          0.2%
 171    Days Inn - Dover, DE                       $2,100,000      $2,100,000          0.2%
 172    Iberia Center                              $2,100,000      $2,098,687          0.2%
 173    Shadydale Village Mobile Home Park         $2,100,000      $2,097,867          0.2%
 174    Park Terrace Shopping Center               $2,100,000      $2,096,881          0.2%
 175    Hanover Village Apartments                 $2,100,000      $2,095,638          0.2%
 176    Harlem Furniture                           $2,100,000      $2,092,547          0.2%
 177    Travelodge Sea - Tac                       $2,100,000      $2,092,215          0.2%
 178    Tree Tops Apartments                       $2,100,000      $2,086,622          0.2%
 179    Old Town Place Apartments                  $2,080,000      $2,077,219          0.2%
 180    The Meadows Apartments                     $2,065,000      $2,059,340          0.2%
 181    Chapman & Feldner Shopping Center          $2,000,000      $1,998,030          0.2%
 182    BCH Office Building                        $2,000,000      $1,995,428          0.2%
 183    Colonial Pines MHP                         $2,000,000      $1,994,459          0.2%
 184    NationsBank Professional Center            $1,950,000      $1,948,713          0.2%
 185    Belmeade Office Warehouse                  $1,950,000      $1,948,007          0.2%
 186    Central Building                           $1,925,000      $1,925,000          0.2%
 187    710 Amsterdam Avenue                       $1,915,000      $1,913,729          0.2%
 188    Sandstone Apartments &                     $1,900,000      $1,898,583          0.2%
        Vista Norte Apartments
 189    Highland Park Place II Shopping Center     $1,850,000      $1,847,924          0.2%
 190    Salem Creek Apartments                     $1,850,000      $1,845,264          0.2%
 191    Country Greens Apartments                  $1,850,000      $1,842,048          0.2%
 192    Quail Ridge Apartments                     $1,840,000      $1,836,078          0.2%
 193    Harold Gilstrap Shopping Center            $1,800,000      $1,795,862          0.2%
 194    Sahara West Plaza                          $1,800,000      $1,795,569          0.2%
 195    Walgreens at Mission & 23rd Street         $1,800,000      $1,795,129          0.2%
 196    Comfort Inn - Bangor, ME                   $1,800,000      $1,794,668          0.2%
 197    Econolodge - Bangor, ME                    $1,800,000      $1,794,668          0.2%
 198    Point Clinton                              $1,800,000      $1,793,767          0.2%
 199    Rite Aid - North Conway                    $1,760,000      $1,750,426          0.2%
 200    Ravenscroft Apartments                     $1,750,000      $1,747,170          0.2%
 201    Coach Country Corral MHP                   $1,750,000      $1,742,597          0.2%
 202    Taft and Cleveland Paradise Apartments     $1,750,000      $1,740,684          0.2%
 203    Kerr Station Village                       $1,700,000      $1,700,000          0.1%
 204    700 1/2-708 Steamboat Road                 $1,700,000      $1,700,000          0.1%
 205    Tyrone Village MHP                         $1,700,000      $1,700,000          0.1%
 206    Meadow Run Apartments                      $1,700,000      $1,694,251          0.1%
 207    45 Church Street                           $1,700,000      $1,693,178          0.1%
 208    New Brunswick Apartments                   $1,675,000      $1,672,612          0.1%
 209    Fiesta RV Resort                           $1,650,000      $1,648,403          0.1%
 210    Cedar Place Office Park                    $1,650,000      $1,647,619          0.1%
 211    Oak Hollow Mobile Home Park                $1,650,000      $1,646,165          0.1%
 212    Centerline Plaza Apartments                $1,645,000      $1,641,475          0.1%
 213    Gottschalk's Department Store              $1,610,000      $1,610,000          0.1%
 214    Southport Place                            $1,600,000      $1,600,000          0.1%
 215    Bell Building                              $1,600,000      $1,598,114          0.1%
 216    Days Inn - Bangor, ME                      $1,600,000      $1,596,699          0.1%
 217    Stratford Shopping Center                  $1,600,000      $1,594,809          0.1%
 218    Country Aire Manor                         $1,600,000      $1,594,519          0.1%
 219    Corlett Creek Apartments                   $1,580,000      $1,576,192          0.1%
 220    Anchor Bay Apartments                      $1,560,000      $1,556,657          0.1%
 221    Tall Pines Shopping Center                 $1,550,000      $1,535,181          0.1%

                                                    Original        Remaining      Original       Remaining
                                                   Amortization    Amortization    Term to         Term to
                                                      Term            Term         Maturity        Maturity     Mortgage
   #    Property Name (1)                           (months)        (months)      (months)(7)     (months)(7)     Rate
  ---   -----------------                          ------------    ------------   -----------     -----------   -------
 148    Warsaw Village                                 300             300            120            120        6.500%
 149    Provident Place Office Building                360             359            120            119        6.810%
 150    920 Waukegan Road                              300             299            120            119        6.280%
 151    Amberley Suites                                180             179            180            179        6.810%
 152    Rite Aid - Kennebunk (5)                       244             239            240            235        7.080%
 153    Stuart Towne Apartments                        252             248            120            116        6.960%
 154    Santa Ana Villas                               360             359            120            119        6.690%
 155    Orland Park Outlots                            360             355            120            115        7.320%
 156    Brazos Square Shopping Center                  300             297            120            117        6.950%
 157    Community Mall                                 144             142            144            142        7.060%
 158    Comfort Inn - Fife, WA                         300             299            120            119        7.500%
 159    Aspen Business Park                            360             359            120            119        7.110%
 160    Hampton Inn - Ft. Pierce, FL                   276             276            120            120        7.000%
 161    Oak Tree Mobile Home Park                      300             299            120            119        6.640%
 162    Walnut Square Apartments                       360             356            120            116        6.770%
 163    Royal Oaks Mobile Home Park                    360             360            120            120        6.375%
 164    Plymouth Square Apartments                     300             297            180            177        7.160%
 165    Watchung View Apartments                       360             358            180            178        7.070%
 166    Embassy Apartments                             360             359            120            119        6.220%
 167    Best Buy - West Dundee                         360             358            204            202        7.090%
 168    1400 Destrehan Avenue                          300             299            120            119        6.550%
 169    Breckenridge Apartments                        360             359            120            119        6.740%
 170    Rosemont Terrace Apartments                    360             356            120            116        6.970%
 171    Days Inn - Dover, DE                           300             300            120            120        7.430%
 172    Iberia Center                                  360             359            120            119        7.000%
 173    Shadydale Village Mobile Home Park             300             299            120            119        7.110%
 174    Park Terrace Shopping Center                   360             358            120            118        6.900%
 175    Hanover Village Apartments                     360             357            120            117        7.010%
 176    Harlem Furniture                               240             238            240            238        7.220%
 177    Travelodge Sea - Tac                           300             296            120            116        7.830%
 178    Tree Tops Apartments                           360             351             84             75        7.400%
 179    Old Town Place Apartments                      360             358            120            118        7.330%
 180    The Meadows Apartments                         360             356            120            116        6.970%
 181    Chapman & Feldner Shopping Center              300             299            120            119        7.250%
 182    BCH Office Building                            300             298            120            118        6.990%
 183    Colonial Pines MHP                             360             356            120            116        6.930%
 184    NationsBank Professional Center                360             359            120            119        6.820%
 185    Belmeade Office Warehouse                      300             299            120            119        7.080%
 186    Central Building                               240             240            120            120        7.500%
 187    710 Amsterdam Avenue                           360             359            120            119        6.800%
 188    Sandstone Apartments &                         360             359            120            119        6.390%
        Vista Norte Apartments
 189    Highland Park Place II Shopping Center         300             299            120            119        6.640%
 190    Salem Creek Apartments                         360             356            120            116        7.220%
 191    Country Greens Apartments                      300             296            180            176        7.110%
 192    Quail Ridge Apartments                         360             357            120            117        6.910%
 193    Harold Gilstrap Shopping Center                300             298            120            118        6.960%
 194    Sahara West Plaza                              360             356            120            116        7.360%
 195    Walgreens at Mission & 23rd Street             276             274            240            238        7.090%
 196    Comfort Inn - Bangor, ME                       300             297            120            117        7.600%
 197    Econolodge - Bangor, ME                        300             297            120            117        7.600%
 198    Point Clinton                                  240             238            120            118        7.400%
 199    Rite Aid - North Conway                        240             237            240            237        6.950%
 200    Ravenscroft Apartments                         360             358            120            118        6.540%
 201    Coach Country Corral MHP                       300             296            120            116        7.190%
 202    Taft and Cleveland Paradise Apartments         300             295            180            175        7.320%
 203    Kerr Station Village                           300             300            120            120        6.850%
 204    700 1/2-708 Steamboat Road                     300             300            120            120        7.250%
 205    Tyrone Village MHP                             360             360            120            120        7.000%
 206    Meadow Run Apartments                          360             355            120            115        7.200%
 207    45 Church Street                               300             296            120            116        7.450%
 208    New Brunswick Apartments                       360             358            180            178        7.070%
 209    Fiesta RV Resort                               300             299            120            119        7.330%
 210    Cedar Place Office Park                        360             358            120            118        7.020%
 211    Oak Hollow Mobile Home Park                    300             298            120            118        6.900%
 212    Centerline Plaza Apartments                    360             357            120            117        6.890%
 213    Gottschalk's Department Store                  300             300            120            120        7.500%
 214    Southport Place                                240             240            120            120        6.890%
 215    Bell Building                                  300             299            132            131        6.400%
 216    Days Inn - Bangor, ME                          300             298            120            118        7.540%
 217    Stratford Shopping Center                      360             355            120            115        7.360%
 218    Country Aire Manor                             360             355            120            115        7.150%
 219    Corlett Creek Apartments                       300             298            120            118        6.700%
 220    Anchor Bay Apartments                          360             357            120            117        6.890%
 221    Tall Pines Shopping Center                     240             235            120            115        7.130%


                                                               First
                                                  Monthly     Payment   Maturity           Prepayment Provision        Defeasance
   #   Property Name (1)                          Payment       Date      Date    ARD (8)  as of Origination             Option
  ---  -----------------                          -------     -------   --------  -------  --------------------        ----------
 148    Warsaw Village                            $17,892.99  12/1/98   11/1/08            L (9.5), O (0.5)               Yes
 149    Provident Place Office Building           $17,293.67  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 150    920 Waukegan Road                         $17,530.41  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 151    Amberley Suites                           $23,538.34  11/1/98   10/1/13            L (14.5), O (0.5)              Yes
 152    Rite Aid - Kennebunk (5)                  $18,528.39   7/1/98    6/1/18            L (19.5), O (0.5)              Yes
 153    Stuart Towne Apartments                   $19,657.07   8/1/98    7/1/08            L (9.5), O (0.5)               Yes
 154    Santa Ana Villas                          $16,437.68  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 155    Orland Park Outlots                       $17,173.27   7/1/98    6/1/08            L (9.5), O (0.5)               Yes
 156    Brazos Square Shopping Center             $17,589.82   9/1/98    8/1/08            L (9.5), O (0.5)               Yes
 157    Community Mall                            $25,789.56  10/1/98    9/1/10            L (11.5), O (0.5)              Yes
 158    Comfort Inn - Fife, WA                    $18,105.28  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 159    Aspen Business Park                       $16,313.13  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 160    Hampton Inn - Ft. Pierce, FL              $17,518.06  12/1/98   11/1/08            L (9.5), O (0.5)               Yes
 161    Oak Tree Mobile Home Park                 $16,415.55  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 162    Walnut Square Apartments                  $15,598.27   8/1/98    7/1/08            L (9.5), O (0.5)               Yes
 163    Royal Oaks Mobile Home Park               $14,660.94  12/1/98   11/1/08            L (9.5), O (0.5)               Yes
 164    Plymouth Square Apartments                $16,778.24   9/1/98    8/1/13            L (7), YM 1% (5), O (3)        No
 165    Watchung View Apartments                  $15,477.24  10/1/98    9/1/13            L (14.5), O (0.5)              Yes
 166    Embassy Apartments                        $13,932.52  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 167    Best Buy - West Dundee                    $15,105.55  10/1/98    9/1/15            L (16.5), O (0.5)              Yes
 168    1400 Destrehan Avenue                     $15,092.95  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 169    Breckenridge Apartments                   $13,800.98  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 170    Rosemont Terrace Apartments               $14,128.05   8/1/98    7/1/08            L (5), YM 1% (4.5), O (0.5)    No
 171    Days Inn - Dover, DE                      $15,423.32  12/1/98   11/1/08            L (9.5), O (0.5)               Yes
 172    Iberia Center                             $13,971.35  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 173    Shadydale Village Mobile Home Park        $14,990.05  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 174    Park Terrace Shopping Center              $13,830.60  10/1/98    9/1/08            L (9.5), O (0.5)               Yes
 175    Hanover Village Apartments                $13,985.46   9/1/98    8/1/08            L (9.5), O (0.5)               Yes
 176    Harlem Furniture                          $16,559.75  10/1/98    9/1/18            L (19.5), O (0.5)              Yes
 177    Travelodge Sea - Tac                      $15,972.36   8/1/98    7/1/08            L (9.5), O (0.5)               Yes
 178    Tree Tops Apartments                      $14,539.98   3/1/98    2/1/05            L (5), O (2)                   No
 179    Old Town Place Apartments                 $14,302.31  10/1/98    9/1/08            L (9.5), O (0.5)               Yes
 180    The Meadows Apartments                    $13,696.92   8/1/98    7/1/08            L (5), YM 1% (4.5), O (0.5)    No
 181    Chapman & Feldner Shopping Center         $14,456.14  11/1/98   10/1/08            L (3), YM 1% (6.5), O (0.5)    No
 182    BCH Office Building                       $14,122.83  10/1/98    9/1/08            L (9.5), O (0.5)               Yes
 183    Colonial Pines MHP                        $13,212.16   8/1/98    7/1/08            L (9.5), O (0.5)               Yes
 184    NationsBank Professional Center           $12,738.53  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 185    Belmeade Office Warehouse                 $13,881.87  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 186    Central Building                          $15,507.67  12/1/98   11/1/08            L (3), YM 1% (6.5), O (0.5)    No
 187    710 Amsterdam Avenue                      $12,484.37  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 188    Sandstone Apartments &                    $11,872.17  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
        Vista Norte Apartments
 189    Highland Park Place II Shopping Center    $12,653.65  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 190    Salem Creek Apartments                    $12,582.64   8/1/98    7/1/08            L (9.5), O (0.5)               Yes
 191    Country Greens Apartments                 $13,205.52   8/1/98    7/1/13            L (14.5), O (0.5)              Yes
 192    Quail Ridge Apartments                    $12,130.55   9/1/98    8/1/08            L (9.5), O (0.5)               Yes
 193    Harold Gilstrap Shopping Center           $12,676.13  10/1/98    9/1/08            L (9.5), O (0.5)               Yes
 194    Sahara West Plaza                         $12,413.76   8/1/98    7/1/08            L (9.5), O (0.5)               Yes
 195    Walgreens at Mission & 23rd Street        $13,239.70  10/1/98    9/1/18            L (19.5), O (0.5)              Yes
 196    Comfort Inn - Bangor, ME                  $13,419.14   9/1/98    8/1/08            L (9.5), O (0.5)               Yes
 197    Econolodge - Bangor, ME                   $13,419.14   9/1/98    8/1/08            L (9.5), O (0.5)               Yes
 198    Point Clinton                             $14,390.81  10/1/98    9/1/08            L (9.5), O (0.5)               Yes
 199    Rite Aid - North Conway                   $13,592.49   9/1/98    8/1/18            L (19.5), O (0.5)              Yes
 200    Ravenscroft Apartments                    $11,107.27  10/1/98    9/1/08            L (9.5), O (0.5)               Yes
 201    Coach Country Corral MHP                  $12,581.55   8/1/98    7/1/08            L (9.5), O (0.5)               Yes
 202    Taft and Cleveland Paradise Apartments    $12,728.15   7/1/98    6/1/13            L (14.5), O (0.5)              Yes
 203    Kerr Station Village                      $11,853.07  12/1/98   11/1/08            L (9.5), O (0.5)               Yes
 204    700 1/2-708 Steamboat Road                $12,287.72  12/1/98   11/1/08            L (3), YM 1% (6.5), O (0.5)    No
 205    Tyrone Village MHP                        $11,310.14  12/1/98   11/1/08            L (9.5), O (0.5)               Yes
 206    Meadow Run Apartments                     $11,539.40   7/1/98    6/1/08            L (9.5), O (0.5)               Yes
 207    45 Church Street                          $12,507.61   8/1/98    7/1/08            L (9.5), O (0.5)               Yes
 208    New Brunswick Apartments                  $11,222.67  10/1/98    9/1/13            L (14.5), O (0.5)              Yes
 209    Fiesta RV Resort                          $12,011.49  11/1/98   10/1/08            L (9.5), O (0.5)               Yes
 210    Cedar Place Office Park                   $10,999.66  10/1/98    9/1/08            L (9.5), O (0.5)               Yes
 211    Oak Hollow Mobile Home Park               $11,556.81  10/1/98    9/1/08            L (9.5), O (0.5)               Yes
 212    Centerline Plaza Apartments               $10,822.97   9/1/98    8/1/08            L (9.5), O (0.5)               Yes
 213    Gottschalk's Department Store             $11,897.76  12/1/98   11/1/08            L (3.0), YM 1% (6.5), O (0.5No
 214    Southport Place                           $12,299.36  12/1/98   11/1/08            L (9.5), O (0.5)               Yes
 215    Bell Building                             $10,703.55  11/1/98   10/1/09            L (10.5), O (0.5)              Yes
 216    Days Inn - Bangor, ME                     $11,865.52  10/1/98    9/1/08            L (9.5), O (0.5)               Yes
 217    Stratford Shopping Center                 $11,034.45   7/1/98    6/1/08            L (9.5), O (0.5)               Yes
 218    Country Aire Manor                        $10,806.51   7/1/98    6/1/08            L (9.5), O (0.5)               Yes
 219    Corlett Creek Apartments                  $10,866.57  10/1/98    9/1/08            L (9.5), O (0.5)               Yes
 220    Anchor Bay Apartments                     $10,263.73   9/1/98    8/1/08            L (9.5), O (0.5)               Yes
 221    Tall Pines Shopping Center                $12,138.38   7/1/98    6/1/08            L (9.5), O (0.5)               Yes

                      Characteristics of the Mortgage Loans



                                                    Original                        Percentage of
                                                    Principal      Cut-off Date       Initial
 #      Property Name (1)                            Balance       Balance (6)      Pool Balance
---     -----------------                          -----------     ------------     -------------
 222    Skyline Professional Building              $1,525,000      $1,520,332           0.1%
 223    Southwood Acres MHP                        $1,520,000      $1,516,659           0.1%
 224    Nalbert Apartments                         $1,520,000      $1,516,657           0.1%
 225    Ware's Van & Storage Co.                   $1,500,000      $1,500,000           0.1%
 226    1220 South University Avenue               $1,500,000      $1,499,056           0.1%
 227    49 Commerce Drive/81 Ethan Allen Drive     $1,500,000      $1,495,445           0.1%
 228    3211 Battleground                          $1,500,000      $1,490,516           0.1%
 229    Gardner Building                           $1,466,000      $1,466,000           0.1%
 230    778 Main Street                            $1,450,000      $1,450,000           0.1%
 231    Walton Village Plaza Shopping Cener        $1,450,000      $1,450,000           0.1%
 232    Briarwood Apartments                       $1,450,000      $1,448,960           0.1%
 233    Rancho Santa Fe Shopping Center            $1,450,000      $1,446,752           0.1%
 234    Winston Place Apartments                   $1,440,000      $1,437,794           0.1%
 235    Hondo Park Apartments                      $1,425,000      $1,425,000           0.1%
 236    Allegheny Apartments                       $1,425,000      $1,421,020           0.1%
 237    Huntington North Apartments                $1,420,000      $1,417,678           0.1%
 238    Rite Aid - Yarmouth                        $1,420,000      $1,417,259           0.1%
 239    Sylvan Apartments                          $1,400,000      $1,399,054           0.1%
 240    Finger Lakes/Farmington Court Apartments   $1,400,000      $1,398,944           0.1%
 241    Woodlake Resort Village Apartments         $1,400,000      $1,398,119           0.1%
 242    Walnut Villas Apartments                   $1,400,000      $1,397,855           0.1%
 243    Portsmouth Place Apartments                $1,400,000      $1,395,150           0.1%
 244    70 Warren Avenue                           $1,372,000      $1,370,722           0.1%
 245    Martinsville Plaza                         $1,350,000      $1,348,009           0.1%
 246    Route 66 Business World                    $1,322,000      $1,322,000           0.1%
 247    Woodwinds Condominiums                     $1,305,000      $1,304,119           0.1%
 248    Car Engineering Building                   $1,300,000      $1,300,000           0.1%
 249    Executive Townhomes                        $1,300,000      $1,300,000           0.1%
 250    Parkside Place Apartments                  $1,300,000      $1,300,000           0.1%
 251    College Square Apartments                  $1,300,000      $1,300,000           0.1%
 252    Hartford Crossing Shopping Center          $1,300,000      $1,295,859           0.1%
 253    Cypress Plaza Shopping Center              $1,300,000      $1,285,090           0.1%
 254    Sarasota Place Apartments                  $1,275,000      $1,269,767           0.1%
 255    Clayton Forest Apartments                  $1,250,000      $1,248,125           0.1%
 256    Checker Auto Parts                         $1,250,000      $1,243,618           0.1%
 257    Southpointe Shopping Center                $1,250,000      $1,234,206           0.1%
 258    Maple Court Apartments                     $1,225,000      $1,223,254           0.1%
 259    Crestwood MHP                              $1,225,000      $1,221,487           0.1%
 260    Hyde Park Apartments                       $1,220,000      $1,217,359           0.1%
 261    Allen Medical Building                     $1,225,000      $1,214,437           0.1%
 262    Canyon View Offices                        $1,200,000      $1,200,000           0.1%
 263    Firehouse Square                           $1,200,000      $1,198,815           0.1%
 264    Plymouth Place Plaza                       $1,200,000      $1,196,234           0.1%
 265    Meridian Mobile Home Park                  $1,200,000      $1,196,076           0.1%
 266    Country Mobile Estates                     $1,175,000      $1,170,040           0.1%
 267    Village Apartments                         $1,125,000      $1,123,952           0.1%
 268    Ackels Mobile Home Park                    $1,100,000      $1,100,000           0.1%
 269    Redford Manor Apartments                   $1,096,000      $1,093,747           0.1%
 270    Doms Business Park                         $1,080,000      $1,080,000           0.1%
 271    Bradfield Creek Apartments                 $1,050,000      $1,049,022           0.1%
 272    San Remo Apartments                        $1,040,000      $1,037,845           0.1%
 273    Consolidated Printing                      $1,025,000      $1,025,000           0.1%
 274    Knightsbridge Apartments                   $1,000,000      $1,000,000           0.1%
 275    Whispering Meadows                         $1,000,000      $  997,845           0.1%
 276    Buckingham Court Apartments                $1,000,000      $  997,552           0.1%
 277    Homestead Apartments                       $1,000,000      $  997,317           0.1%
 278    4th Avenue West Estates                    $1,000,000      $  996,994           0.1%
 279    Long Point Plaza Apartments                $  960,000      $  958,466           0.1%
 280    Treaty Oaks Apartments                     $  950,000      $  950,000           0.1%
 281    Wilshire Estates MHP                       $  950,000      $  944,297           0.1%
 282    Hollywood Video                            $  925,000      $  921,823           0.1%
 283    5 Milk Street                              $  900,000      $  900,000           0.1%
 284    Cardi Building                             $  900,000      $  900,000           0.1%
 285    Boulevard of Chevy Chase Apartments        $  900,000      $  897,670           0.1%
 286    10 McKinley Street                         $  850,000      $  850,000           0.1%
 287    Londonaire Townhouses                      $  850,000      $  849,359           0.1%
 288    Heon Court Apartments                      $  840,000      $  839,126           0.1%
 289    One Cameron Place                          $  825,000      $  825,000           0.1%
 290    197 U.S. Route One                         $  825,000      $  824,196           0.1%
 291    980 Forest Avenue                          $  809,000      $  808,226           0.1%
 292    Chandler's Crossing Apartments             $  800,000      $  798,312           0.1%
 293    Kingswood Apartments                       $  785,000      $  783,802           0.1%
 294    4525-4535 McEwen Road                      $  750,000      $  750,000           0.1%
 295    Doms Metroplex Park                        $  750,000      $  750,000           0.1%


                                                    Original        Remaining      Original       Remaining
                                                   Amortization    Amortization     Term to        Term to
                                                      Term            Term         Maturity        Maturity    Mortgage
   #    Property Name (1)                           (months)        (months)      (months)(7)     (months)(7)    Rate
  ---   -----------------                          ------------    ------------   -----------     -----------  --------
 222    Skyline Professional Building                  360             355            180             175       7.580%
 223    Southwood Acres MHP                            360             357            120             117       6.790%
 224    Nalbert Apartments                             300             298            120             118       7.200%
 225    Ware's Van & Storage Co.                       300             300            120             120       7.750%
 226    1220 South University Avenue                   360             359            120             119       6.980%
 227    49 Commerce Drive / 81 Ethan Allen Drive       180             179            180             179       6.750%
 228    3211 Battleground                              216             213            120             117       7.370%
 229    Gardner Building                               300             300            120             120       7.250%
 230    778 Main Street                                300             300            120             120       6.750%
 231    Walton Village Plaza Shopping Cener            180             180            120             120       7.000%
 232    Briarwood Apartments                           360             359            120             119       6.530%
 233    Rancho Santa Fe Shopping Center                300             298            120             118       7.100%
 234    Winston Place Apartments                       360             358            120             118       6.770%
 235    Hondo Park Apartments                          360             360            120             120       7.150%
 236    Allegheny Apartments                           360             356            120             116       6.900%
 237    Huntington North Apartments                    240             239            240             239       7.350%
 238    Rite Aid - Yarmouth                            240             239            240             239       6.240%
 239    Sylvan Apartments                              360             359            120             119       6.740%
 240    Finger Lakes/Farmington Court Apartments       360             359            120             119       6.350%
 241    Woodlake Resort Village Apartments             360             358            120             118       7.310%
 242    Walnut Villas Apartments                       360             358            120             118       6.770%
 243    Portsmouth Place Apartments                    300             297            120             117       6.800%
 244    70 Warren Avenue                               300             299            120             119       7.500%
 245    Martinsville Plaza                             360             358            120             118       6.930%
 246    Route 66 Business World                        300             300            120             120       7.500%
 247    Woodwinds Condominiums                         360             359            120             119       6.740%
 248    Car Engineering Building                       300             300            120             120       7.500%
 249    Executive Townhomes                            300             300            120             120       7.500%
 250    Parkside Place Apartments                      240             240            120             120       7.250%
 251    College Square Apartments                      360             360            120             120       5.780%
 252    Hartford Crossing Shopping Center              360             355            120             115       7.430%
 253    Cypress Plaza Shopping Center                  120             118            120             118       7.190%
 254    Sarasota Place Apartments                      300             296            120             116       7.340%
 255    Clayton Forest Apartments                      360             358            120             118       6.860%
 256    Checker Auto Parts                             240             237            240             237       7.400%
 257    Southpointe Shopping Center                    144             141            144             141       7.430%
 258    Maple Court Apartments                         360             358            180             178       7.070%
 259    Crestwood MHP                                  360             356            120             116       6.800%
 260    Hyde Park Apartments                           360             357            120             117       6.850%
 261    Allen Medical Building                         180             177            180             177       7.590%
 262    Canyon View Offices                            300             300            120             120       7.750%
 263    Firehouse Square                               300             299             60              59       7.240%
 264    Plymouth Place Plaza                           300             297            120             117       7.310%
 265    Meridian Mobile Home Park                      300             297            120             117       7.100%
 266    Country Mobile Estates                         300             296            180             176       7.200%
 267    Village Apartments                             300             299            120             119       7.500%
 268    Ackels Mobile Home Park                        300             300            120             120       6.400%
 269    Redford Manor Apartments                       360             357            120             117       7.050%
 270    Doms Business Park                             300             300            120             120       7.500%
 271    Bradfield Creek Apartments                     300             299            120             119       7.500%
 272    San Remo Apartments                            360             357            120             117       7.020%
 273    Consolidated Printing                          300             300            120             120       8.150%
 274    Knightsbridge Apartments                       312             312            120             120       7.400%
 275    Whispering Meadows                             300             298            120             118       7.310%
 276    Buckingham Court Apartments                    360             356            120             116       7.380%
 277    Homestead Apartments                           360             356            120             116       7.050%
 278    4th Avenue West Estates                        180             179            180             179       6.850%
 279    Long Point Plaza Apartments                    240             239            120             119       7.500%
 280    Treaty Oaks Apartments                         300             300            120             120       7.500%
 281    Wilshire Estates MHP                           180             178            180             178       7.230%
 282    Hollywood Video                                240             238            120             118       7.460%
 283    5 Milk Street                                  300             300            120             120       7.500%
 284    Cardi Building                                 300             300            120             120       7.500%
 285    Boulevard of Chevy Chase Apartments            360             356            120             116       7.180%
 286    10 McKinley Street                             300             300            120             120       7.500%
 287    Londonaire Townhouses                          360             359            120             119       6.350%
 288    Heon Court Apartments                          300             299            120             119       7.000%
 289    One Cameron Place                              300             300            120             120       7.500%
 290    197 U.S. Route One                             300             299            120             119       7.300%
 291    980 Forest Avenue                              300             299            120             119       7.380%
 292    Chandler's Crossing Apartments                 300             298            120             118       7.420%
 293    Kingswood Apartments                           240             239            120             119       7.790%
 294    4525-4535 McEwen Road                          300             300            120             120       7.700%
 295    Doms Metroplex Park                            300             300            120             120       7.500%

                                                               First
                                                 Monthly      Payment   Maturity           Prepayment Provision           Defeasance
  #    Property Name (1)                         Payment       Date       Date    ARD (8)  as of Origination                Option
 ---   -----------------                         -------      -------   --------  -------  --------------------           ----------
 222   Skyline Professional Building             $10,746.69    7/1/98    6/1/13            L (14.5), O (0.5)                  Yes
 223   Southwood Acres MHP                       $ 9,899.14    9/1/98    8/1/08            L (9.5), O (0.5)                   Yes
 224   Nalbert Apartments                        $10,937.75   10/1/98    9/1/08            L (3), YM 1% (6.5), O (0.5)        No
 225   Ware's Van & Storage Co.                  $11,329.93   12/1/98   11/1/08            L (3), YM 1% (6.5), O (0.5)        No
 226   1220 South University Avenue              $ 9,959.40   11/1/98   10/1/08            L (5), YM 1% (4.5), O (0.5)        No
 227   49 Commerce Drive/81 Ethan Allen Drive    $13,273.64   11/1/98   10/1/13            L (14.5), O (0.5)                  Yes
 228   3211 Battleground                         $12,558.91    9/1/98    8/1/08            L (9.5), O (0.5)                   Yes
 229   Gardner Building                          $10,596.35   12/1/98   11/1/08            L (3.0), YM 1% (6.5), O (0.5)      No
 230   778 Main Street                           $10,018.22   12/1/98   11/1/08            L (9.5), O (0.5)                   Yes
 231   Walton Village Plaza Shopping Cener       $13,033.01   12/1/98   11/1/08            L (9.5), O (0.5)                   Yes
 232   Briarwood Apartments                      $ 9,193.61   11/1/98   10/1/08            L (9.5), O (0.5)                   Yes
 233   Rancho Santa Fe Shopping Center           $10,340.98   10/1/98    9/1/08            L (9.5), O (0.5)                   Yes
 234   Winston Place Apartments                  $ 9,358.96   10/1/98    9/1/08            L (9.5), O (0.5)                   Yes
 235   Hondo Park Apartments                     $ 9,624.55   12/1/98   11/1/08            L (9.5), O (0.5)                   Yes
 236   Allegheny Apartments                      $ 9,385.05    8/1/98    7/1/08            L (9.5), O (0.5)                   Yes
 237   Huntington North Apartments               $11,309.54   11/1/98   10/1/18            L (10), YM 1% (9.5), O (0.5)       No
 238   Rite Aid - Yarmouth                       $10,370.91   11/1/98   10/1/18            L (19.5), O (0.5)                  Yes
 239   Sylvan Apartments                         $ 9,071.07   11/1/98   10/1/08            L (9.5), O (0.5)                   Yes
 240   Finger Lakes/Farmington Court Apartments  $ 8,711.30   11/1/98   10/1/08            L (9.5), O (0.5)                   Yes
 241   Woodlake Resort Village Apartments        $ 9,607.51   10/1/98    9/1/08            L (3), YM 1% (6.5), O (0.5)        No
 242   Walnut Villas Apartments                  $ 9,098.99   10/1/98    9/1/08            L (9.5), O (0.5)                   Yes
 243   Portsmouth Place Apartments               $ 9,717.01    9/1/98    8/1/08            L (9.5), O (0.5)                   Yes
 244   70 Warren Avenue                          $10,138.96   11/1/98   10/1/08            L (3), YM 1% (6.5), O (0.5)        No
 245   Martinsville Plaza                        $ 8,918.21   10/1/98    9/1/08            L (9.5), O (0.5)                   Yes
 246   Route 66 Business World                   $ 9,769.46   12/1/98   11/1/08            L (9.5), O (0.5)                   No
 247   Woodwinds Condominiums                    $ 8,455.53   11/1/98   10/1/08            L (9.5), O (0.5)                   Yes
 248   Car Engineering Building                  $ 9,606.89   12/1/98   11/1/08            L (3.0), YM 1 % (6.5), O (0.5)     No
 249   Executive Townhomes                       $ 9,606.89   12/1/98   11/1/08            L (2), YM 1% (7.5), O (0.5)        No
 250   Parkside Place Apartments                 $10,274.89   12/1/98   11/1/08            L (3), YM 1% (6.5), O (0.5)        No
 251   College Square Apartments                 $ 7,611.24   12/1/98   11/1/08            L (9.5), O (0.5)                   Yes
 252   Hartford Crossing Shopping Center         $ 9,027.56    7/1/98    6/1/08            L (9.5), O (0.5)                   Yes
 253   Cypress Plaza Shopping Center             $15,221.71   10/1/98    9/1/08            L (9.5), O (0.5)                   Yes
 254   Sarasota Place Apartments                 $ 9,289.85    8/1/98    7/1/08            L (3), YM 1% (6.5), O (0.5)        No
 255   Clayton Forest Apartments                 $ 8,199.09   10/1/98    9/1/08            L (9.5), O (0.5)                   Yes
 256   Checker Auto Parts                        $ 9,993.62    9/1/98    8/1/18            L (19.5), O (0.5)                  Yes
 257   Southpointe Shopping Center               $13,143.06    9/1/98    8/1/10            L (11.5), O (0.5)                  Yes
 258   Maple Court Apartments                    $ 8,207.63   10/1/98    9/1/13            L (14.5), O (0.5)                  Yes
 259   Crestwood MHP                             $ 7,986.08    8/1/98    7/1/08            L (9.5), O (0.5)                   Yes
 260   Hyde Park Apartments                      $ 7,994.16    9/1/98    8/1/08            L (9.5), O (0.5)                   Yes
 261   Allen Medical Building                    $11,418.64    9/1/98    8/1/13            L (14.5), O (0.5)                  Yes
 262   Canyon View Offices                       $ 9,063.95   12/1/98   11/1/08            L (3), YM 1% (6.5), O (0.5)        No
 263   Firehouse Square                          $ 8,665.95   11/1/98   10/1/03            L (4.5), O (0.5)                   Yes
 264   Plymouth Place Plaza                      $ 8,720.12    9/1/98    8/1/08            L (9.5), O (0.5)                   Yes
 265   Meridian Mobile Home Park                 $ 8,558.06    9/1/98    8/1/08            L (9.5), O (0.5)                   Yes
 266   Country Mobile Estates                    $ 8,455.17    8/1/98    7/1/13            L (14.5), O (0.5)                  Yes
 267   Village Apartments                        $ 8,313.65   11/1/98   10/1/08            L (3), YM 1% (6.5), O (0.5)        No
 268   Ackels Mobile Home Park                   $ 7,358.69   12/1/98   11/1/08            L (9.5), O (0.5)                   Yes
 269   Redford Manor Apartments                  $ 7,328.56    9/1/98    8/1/08            L (9.5), O (0.5)                   Yes
 270   Doms Business Park                        $ 7,981.10   12/1/98   11/1/08            L (3), YM 1% (6.5), O (0.5)        No
 271   Bradfield Creek Apartments                $ 7,759.41   11/1/98   10/1/08            L (3), YM 1% (6.5), O (0.5)        No
 272   San Remo Apartments                       $ 6,933.12    9/1/98    8/1/08            L (9.5), O (0.5)                   Yes
 273   Consolidated Printing                     $ 8,013.24   12/1/98   11/1/08            L(2), YM 1% (7.5), O (0.5)         No
 274   Knightsbridge Apartments                  $ 7,228.43   12/1/98   11/1/08            L (3), YM 1% (6.5), O (0.5)        No
 275   Whispering Meadows                        $ 7,266.77   10/1/98    9/1/08            L (3), YM 1% (6.5), O (0.5)        No
 276   Buckingham Court Apartments               $ 6,910.16    8/1/98    7/1/08            L (9.5), O (0.5)                   Yes
 277   Homestead Apartments                      $ 6,686.64    8/1/98    7/1/08            L (9.5), O (0.5)                   Yes
 278   4th Avenue West Estates                   $ 8,904.63   11/1/98   10/1/13            L (14.5), O (0.5)                  Yes
 279   Long Point Plaza Apartments               $ 7,733.69   11/1/98   10/1/08            L (3), YM 1% (6.5), O (0.5)        No
 280   Treaty Oaks Apartments                    $ 7,020.42   12/1/98   11/1/08            L (3), YM 1% (6.5), O (0.5)        No
 281   Wilshire Estates MHP                      $ 8,661.49   10/1/98    9/1/13            L (14.5), O (0.5)                  Yes
 282   Hollywood Video                           $ 7,429.13   10/1/98    9/1/08            L (3), YM 1% (6.5), O (0.5)        No
 283   5 Milk Street                             $6,650.92    12/1/98   11/1/08            L (3.0), YM 1% (6.5), O(0.5)       No
 284   Cardi Building                            $6,650.92    12/1/98   11/1/08            L (3.0), YM 1 % (6.5), O (0.5)     No
 285   Boulevard of Chevy Chase Apartments       $6,096.91     8/1/98    7/1/08            L (9.5), O (0.5)                   Yes
 286   10 McKinley Street                        $6,281.43    12/1/98   11/1/08            L (3), YM 1% (6.5), O (0.5)        No
 287   Londonaire Townhouses                     $5,289.00    11/1/98   10/1/08            L (9.5), O (0.5)                   Yes
 288   Heon Court Apartments                     $5,936.95    11/1/98   10/1/08            L (3), YM 1% (6.5), O (0.5)        No
 289   One Cameron Place                         $6,096.68    12/1/98   11/1/08            L(9.5), O(0.5)                     No
 290   197 U.S. Route One                        $5,989.76    11/1/98   10/1/08            L (3), YM 1% (6.5), O (0.5)        No
 291   980 Forest Avenue                         $5,915.44    11/1/98   10/1/08            L (3), YM 1% (6.5), O (0.5)        No
 292   Chandler's Crossing Apartments            $5,870.36    10/1/98    9/1/08            L (3), YM 1% (6.5), O (0.5)        No
 293   Kingswood Apartments                      $6,463.83    11/1/98   10/1/08            L (3), YM 1% (6.5), O (0.5)        No
 294   4525-4535 McEwen Road                     $5,640.37    12/1/98   11/1/08            L (3), YM 1% (6.5), O (0.5)        No
 295   Doms Metroplex Park                       $5,542.43    12/1/98   11/1/08            L (3), YM 1% (6.5), O (0.5)        No


                      Characteristics of the Mortgage Loans


                                                  Original                        Percentage of
                                                  Principal      Cut-off Date       Initial
 #      Property Name (1)                          Balance       Balance (6))     Pool Balance
---     -----------------                        -----------     ------------     -------------
 296    Baxter Mills Apartments                    $740,000        $739,295           0.1%
 297    Seven Eleven                               $725,000        $724,270           0.1%
 298    Royal North Apartments                     $722,500        $721,149           0.1%
 299    3314 Mount Pleasant Apartments             $710,000        $708,625           0.1%
 300    Virginia Apartments                        $700,000        $700,000           0.1%
 301    Pagewood Oval Apartments                   $675,000        $673,543           0.1%
 302    Creekview Condominiums                     $630,000        $629,413           0.1%
 303    Park Hill Apartments                       $615,000        $614,536           0.1%
 304    Amherst Gardens                            $600,000        $599,409           0.1%
 305    Arlington Arms Apartments                  $585,000        $584,392           0.1%
 306    Rebecca Apartments                         $525,000        $522,720           0.0%
 307    Barstow Plaza                              $500,000        $500,000           0.0%
 308    Fleur de Lis Apartments                    $500,000        $498,725           0.0%
 309    2602 Penny Lane                            $484,000        $483,578           0.0%
 310    3246 Navarre Avenue                        $457,500        $457,074           0.0%
 311    Tara Apartments                            $450,000        $449,264           0.0%
 312    Mark V Apartments                          $420,000        $419,631           0.0%
 313    Hallmark Apartments                        $400,000        $399,261           0.0%
 314    Mirage Apartments                          $388,000        $387,276           0.0%
 315    Main Street Studios                        $380,000        $379,564           0.0%
 316    Summertree Apartments                      $371,000        $370,054           0.0%
 317    Prestige State Bank                        $360,000        $359,716           0.0%
 318    Masonic Temple                             $350,000        $349,696           0.0%


        Total/Weighted Average                1,153,256,500   1,150,838,323         100.0%
                                              ============================================
        Maximum:                                $75,000,000     $74,826,649           6.5%
        Minimum:                                    $67,475         $66,884           0.0%


                                                     Original        Remaining      Original         Remaining
                                                    Amortization    Amortization     Term to          Term to
                                                       Term            Term         Maturity        Maturity    Mortgage
   #    Property Name (1)                            (months)        (months)      (months)(7)     (months)(7)    Rate
  ---   -----------------                           ------------    ------------   -----------     -----------   ------
 296    Baxter Mills Apartments                         300             299            120              119      7.400%
 297    Seven Eleven                                    300             299            120              119      7.150%
 298    Royal North Apartments                          300             298            120              118      8.050%
 299    3314 Mount Pleasant Apartments                  300             298            120              118      7.870%
 300    Virginia Apartments                             300             300            120              120      7.375%
 301    Pagewood Oval Apartments                        300             298            120              118      7.300%
 302    Creekview Condominiums                          300             299            120              119      7.500%
 303    Park Hill Apartments                            360             359            120              119      6.350%
 304    Amherst Gardens                                 300             299            120              119      7.250%
 305    Arlington Arms Apartments                       300             299            120              119      7.000%
 306    Rebecca Apartments                              240             237            240              237      8.500%
 307    Barstow Plaza                                   300             300            120              120      7.850%
 308    Fleur de Lis Apartments                         300             297            120              117      8.320%
 309    2602 Penny Lane                                 300             299            120              119      7.790%
 310    3246 Navarre Avenue                             300             299            120              119      7.500%
 311    Tara Apartments                                 240             239            240              239      7.350%
 312    Mark V Apartments                               300             299            120              119      7.750%
 313    Hallmark Apartments                             300             298            120              118      8.110%
 314    Mirage Apartments                               300             298            120              118      8.060%
 315    Main Street Studios                             360             358            120              118      7.920%
 316    Summertree Apartments                           300             297            120              117      8.320%
 317    Prestige State Bank                             300             299            120              119      8.200%
 318    Masonic Temple                                  300             299            120              119      7.800%

        Total/Weighted Average                          315             312            130              127     7.1202%
                                                  ===================================================================
        Maximum:                                       360             360            300              299     8.5200%
        Minimum:                                       120             118             60               56     5.7800%



                                                         First
                                             Monthly    Payment   Maturity           Prepayment Provision           Defeasance
  #    Property Name (1)                     Payment      Date      Date    ARD (8)  as of Origination                Option
 ---   -----------------                     -------    -------   --------  -------  --------------------           ----------
 296   Baxter Mills Apartments              $5,420.49   11/1/98    10/1/08           L (3), YM 1% (6.5), O (0.5)       No
 297   Seven Eleven                         $5,193.73   11/1/98    10/1/08           L (3), YM 1% (6.5), O (0.5)       No
 298   Royal North Apartments               $5,600.32   10/1/98     9/1/08           L (3), YM 1% (6.5), O (0.5)       No
 299   3314 Mount Pleasant Apartments       $5,418.89   10/1/98     9/1/08           L (3), YM 1% (6.5), O (0.5)       No
 300   Virginia Apartments                  $5,116.16   12/1/98    11/1/08           L (3), YM 1% (6.5), O (0.5)       No
 301   Pagewood Oval Apartments             $4,900.71   10/1/98     9/1/08           L (3), YM 1% (6.5), O (0.5)       No
 302   Creekview Condominiums               $4,655.64   11/1/98    10/1/08           L (3), YM 1% (6.5), O (0.5)       No
 303   Park Hill Apartments                 $3,826.75   11/1/98    10/1/08           L (9.5), O (0.5)                  Yes
 304   Amherst Gardens                      $4,336.84   11/1/98    10/1/08           L (3), YM 1% (6.5), O (0.5)       No
 305   Arlington Arms Apartments            $4,134.66   11/1/98    10/1/08           L (3), YM 1% (6.5), O (0.5)       No
 306   Rebecca Apartments                   $4,556.07    9/1/98     8/1/18           L (3), YM 1% (6.5), O (10.5)      No
 307   Barstow Plaza                        $3,809.53   12/1/98    11/1/08           L (3), YM 1% (6.5), O (0.5)       No
 308   Fleur de Lis Apartments              $3,965.67    9/1/98     8/1/08           L (3), YM 1% (6.5), O (0.5)       No
 309   2602 Penny Lane                      $3,668.51   11/1/98    10/1/08           L (3), YM 1% (6.5), O (0.5)       No
 310   3246 Navarre Avenue                  $3,380.88   11/1/98    10/1/08           L (3), YM 1% (6.5), O (0.5)       No
 311   Tara Apartments                      $3,584.01   11/1/98    10/1/18           L (10), YM 1% (9.5), O (0.5)      No
 312   Mark V Apartments                    $3,172.38   11/1/98    10/1/08           L (3), YM 1% (6.5), O (0.5)       No
 313   Hallmark Apartments                  $3,116.47   10/1/98     9/1/08           L (3), YM 1% (6.5), O (0.5)       No
 314   Mirage Apartments                    $3,010.09   10/1/98     9/1/08           L (3), YM 1% (6.5), O (0.5)       No
 315   Main Street Studios                  $2,767.14   10/1/98     9/1/08           L (3), YM 1% (6.5), O (0.5)       No
 316   Summertree Apartments                $2,942.52    9/1/98     8/1/08           L (3), YM 1% (6.5), O (0.5)       No
 317   Prestige State Bank                  $2,826.40   11/1/98    10/1/08           L (3), YM 1% (6.5), O (0.5)       No
 318   Masonic Temple                       $2,655.15   11/1/98    10/1/08           L (3), YM 1% (6.5), O (0.5)       No


       Total/Weighted Average               $ 84,636   09/22/98   06/28/11
                                            ==============================
       Maximum:                             $526,740   12/01/98   10/01/23
       Minimum:                             $    586   01/01/98   07/01/03

(1A) The Mortgage Loans secured by 250 South Clinton, Steelway North & South, 1001 and 1011 AIP Drive, Northeast Industrial Building #21, 507 Plum Street, 3530 East Pike, Northeast Industrial Building #8, Northeast Industrial Building #22, 4, 5 & 8 Marway, 16725 Square Drive and One Clinton Square, respectively, are cross-collateralized and cross-defaulted.
(1B) The Mortgage Loans secured by The Hughes Center at Rancho Niguel and The Edwards Center at Rancho Niguel, respectively, are cross-collateralized and cross-defaulted.
(1C) The Mortgage Loans secured by Rivertree Court Shopping Center, Woodland Heights Shopping Center, Winnetka Commons Shopping Center, Berwyn Plaza Shopping Center and Walgreen's Store, respectively, are cross-collateralized and cross-defaulted in a 10 Year Interest Only Loan.
(1D) The Mortgage Loans secured by Blue Ash Portfolio, Springdale Office Center, Executive Center East and McDonald's, respectively, are cross-collateralized and cross-defaulted.
(1E) The Mortgage Loans secured by Storage Box / Stowaway Storage and Maplewood MHP, respectively, are cross-collateralized and cross-defaulted.
(1F) The Mortgage Loans secured by Run in Foods DP #4, Run in Foods Unit DP#7, Run in Foods #401, Run in Foods #406, Run in Foods #402, Run in Foods #403, Run in Foods # 404, Run in Foods Unit #410, respectively, are cross-collateralized and cross-defaulted. The appraised value of each such Mortgage Loan includes as estimated enterprise value and an appraised real estate value. The aggregate of the appraised real estate values of such Mortgage Loans is $8,910,000.
(1G) The Mortgage Loans secured by Super 8-Midtown, Super 8-East and Super 8-West, respectively, are cross-collateralized and cross-defaulted.
(1H) The Mortgage Loans secured by Mission Industrial Park and Jurupa Business Park, respectively, are cross-collateralized and cross-defaulted.
(1I) The Mortgage Loans secured by St. Charles Apartments and St. James Apartments, respectively, are cross-collateralized and cross-defaulted.
 (2) Embassy Crossing Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.
 (3) Green's Corner has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.
 (4) Windlands Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.
 (5) The Mortgage Loan secured by Rite Aid - Kennebunk provides for an increase in the amount of the monthly payment in June 2008. The Underwritten DSCR presented herein with respect to the mortgage loan is based on monthly payment in effect as of November 1, 1998.
 (6)     Assumes a Cut-off Date of November 1, 1998.
 (7) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.
 (8)     Anticipated Repayment Date.

                    Descriptions of the Mortgaged Properties

                                                                         Units/
                                                                        Sq. Ft./
                                                                         Rooms/      Fee Simple/
  #    Property Name (1)                         Property Type            Pads        Leasehold
 ---   -----------------                         -------------          --------     -----------
  1    Chanin Building                           Office                 848,562      Leasehold
  2    250 South Clinton Street (1A)             Office                 183,206      Fee/Leasehold
  3    Steelway North & South (1A)               Industrial             655,500         Fee
  4    1001 and 1011 AIP Drive (1A)              Industrial             285,466         Fee
  5    Northeast Industrial Building # 21 (1A)   Industrial             100,000         Fee
  6    507 Plum Street (1A)                      Office                  71,449         Fee
  7    3530 East Pike (1A)                       Industrial             300,000         Fee
  8    Northeast Industrial Building # 8 (1A)    Industrial             192,645         Fee
  9    Northeast Industrial Building #22 (1A)    Industrial             104,000         Fee
 10    4, 5 & 8 Marway Circle (1A)               Industrial             171,155         Fee
 11    16725 Square Drive (1A)                   Industrial             133,500         Fee
 12    One Clinton Square (1A)                   Office                  39,610         Fee
 13    The Hughes Center at Rancho Niguel (1B)   Retail                 120,867         Fee
 14    The Edwards Center at Rancho Niguel (1B)  Retail                  35,600         Fee
 15    Rivertree Court Shopping Center (1C)      Retail                 299,055         Fee
 16    Woodland Heights Shopping Center (1C)     Retail                 120,436         Fee
 17    Winnetka Commons Shopping Center (1C)     Retail                  42,415         Fee
 18    Berwyn Plaza Shopping Center (1C)         Retail                  18,132         Fee
 19    Walgreen's Store (1C)                     Retail                  15,856         Fee
 20    Heritage Point                            Multifamily                924         Fee
 21    Best Western Inn of Chicago               Hotel                      358         Fee
 22    Christiana Hilton Inn - Newark, DE        Hotel                      266         Fee
 23    Embassy Crossing Shopping Center (2)      Retail                 336,777         Fee
 24    Jefferson at Treetops                     Multifamily                240         Fee
 25    Dominion Tower & Parking Garage           Mixed Use              209,313         Fee
 26    Holiday Inn Hurstborne                    Hotel                      267         Fee
 27    Blue Ash Portfolio (1D)                   Mixed Use              232,526         Fee
 28    Springdale Office Center (1D)             Office                  88,040         Fee
 29    Executive Center East (1D)                Office                  25,591         Fee
 30    McDonald's (1D)                           Retail                  87,120         Fee
 31    11 Park Place                             Office                 189,530         Fee
 32    Twin Creeks Apartments                    Multifamily                240         Fee
 33    Storage Box / Stowaway Storage (1E)       Self Storage           148,992         Fee
 34    Maplewood MHP (1E)                        Manufactured Housing       268         Fee
 35    Corporate Office Park I and II            Office                 184,844         Fee
 36    Knights Bridge II Apartments              Multifamily                208         Fee
 37    Preston Stonebrook Center                 Retail                  61,853         Fee
 38    Run in Foods DP #4 (1F)                   Other                   11,163         Fee
 39    Run in Foods Unit DP#7 (1F)               Other                   12,069         Fee
 40    Run in Foods #401 (1F)                    Other                    6,837         Fee
 41    Run in Foods #406 (1F)                    Other                    5,386         Fee
 42    Run in Foods #402 (1F)                    Other                    9,292         Fee
 43    Run in Foods #403 (1F)                    Other                    3,912         Fee
 44    Run in Foods #404 (1F)                    Other                    3,933         Fee
 45    Run in Foods Unit #410 (1F)               Other                    3,825        Leasehold
 46    Super 8-Midtown (1G)                      Hotel                      243         Fee
 47    Super 8-East (1G)                         Hotel                      100         Fee
 48    Super 8-West (1G)                         Hotel                       98         Fee
 49    Wellington Woods & Lakes                  Multifamily                274         Fee
 50    Hampton Inn - Indianapolis, IN            Hotel                      180         Fee
 51    Chidlaw Building                          Office                 281,561         Fee
 52    Mahwah Business Park                      Industrial             401,074         Fee
 53    Grandview Garden Apartments               Multifamily                424         Fee
 54    Cornerstone Office Building               Office                  93,633         Fee
 55    160 Pine Street                           Office                  96,476         Fee
 56    River Run Apartments                      Multifamily                284         Fee
 57    180 North Michigan Avenue                 Office                 210,353         Fee
 58    Oak Hills Apartments                      Multifamily                244         Fee
 59    145 Rosemary Street                       Office                  86,269         Fee
 60    Holiday Inn - Youngstown, OH              Hotel                      153         Fee
 61    Tierra Verde Marine Center                Mixed Use               82,271      Fee/Leasehold
 62    MCOM Building                             Industrial             172,825         Fee
 63    Mayport Trace Apartments                  Multifamily                203         Fee
 64    Mercantile Bank Building                  Office                 109,271         Fee
 65    Brook Forest Apartments                   Multifamily                353         Fee
 66    Midfield Shopping Center                  Retail                 166,180         Fee
 67    Far East Plaza                            Retail                  46,300         Fee
 68    Highland Square Shopping Center           Retail                 214,550         Fee
 69    Spanish Villa Apartments                  Multifamily                232         Fee
 70    Green's Corner (3)                        Retail                 193,467         Fee
 71    Mountain Ridge Apartments                 Multifamily                236         Fee
 72    Radisson Suites                           Hotel                      153         Fee
 73    Holiday Campground                        Manufactured Housing       650         Fee



                                                   Later of        Occupancy
                                                  Year Built/       Rate at
  #    Property Name (1)                         Year Renovated     U/W (6)
 ---   -----------------                         --------------    ---------
  1    Chanin Building                                1997            96.0%
  2    250 South Clinton Street (1A)                  1991           100.0%
  3    Steelway North & South (1A)                    1978           100.0%
  4    1001 and 1011 AIP Drive (1A)                   1991           100.0%
  5    Northeast Industrial Building # 21 (1A)        1988           100.0%
  6    507 Plum Street (1A)                           1991           100.0%
  7    3530 East Pike (1A)                            1992           100.0%
  8    Northeast Industrial Building # 8 (1A)         1992           100.0%
  9    Northeast Industrial Building #22 (1A)         1989           100.0%
 10    4, 5 & 8 Marway Circle (1A)                    1975            98.0%
 11    16725 Square Drive (1A)                        1987           100.0%
 12    One Clinton Square (1A)                        1996           100.0%
 13    The Hughes Center at Rancho Niguel (1B)        1988           100.0%
 14    The Edwards Center at Rancho Niguel (1B)       1988           100.0%
 15    Rivertree Court Shopping Center (1C)           1988            99.0%
 16    Woodland Heights Shopping Center (1C)          1997            86.0%
 17    Winnetka Commons Shopping Center (1C)          1990           100.0%
 18    Berwyn Plaza Shopping Center (1C)              1983           100.0%
 19    Walgreen's Store (1C)                          1985           100.0%
 20    Heritage Point                                 1973            98.0%
 21    Best Western Inn of Chicago                    1981            N/A
 22    Christiana Hilton Inn - Newark, DE             1997            N/A
 23    Embassy Crossing Shopping Center (2)           1993            90.0%
 24    Jefferson at Treetops                          1996            93.0%
 25    Dominion Tower & Parking Garage                1989            99.0%
 26    Holiday Inn Hurstborne                         1986            N/A
 27    Blue Ash Portfolio (1D)                        1996            96.0%
 28    Springdale Office Center (1D)                  1973            96.0%
 29    Executive Center East (1D)                     1987           100.0%
 30    McDonald's (1D)                                1993           100.0%
 31    11 Park Place                                  1993            93.0%
 32    Twin Creeks Apartments                         1986           100.0%
 33    Storage Box/Stowaway Storage (1E)              1996            73.0%
 34    Maplewood MHP (1E)                             1972           100.0%
 35    Corporate Office Park I and II                 1985            88.0%
 36    Knights Bridge II Apartments                   1996            96.0%
 37    Preston Stonebrook Center                      1997            96.0%
 38    Run in Foods DP #4 (1F)                        1988           100.0%
 39    Run in Foods Unit DP#7 (1F)                    1990           100.0%
 40    Run in Foods #401 (1F)                         1988           100.0%
 41    Run in Foods #406 (1F)                         1988           100.0%
 42    Run in Foods #402 (1F)                         1984           100.0%
 43    Run in Foods #403 (1F)                         1985           100.0%
 44    Run in Foods #404 (1F)                         1976           100.0%
 45    Run in Foods Unit #410 (1F)                    1986           100.0%
 46    Super 8-Midtown (1G)                           1985            N/A
 47    Super 8-East (1G)                              1996            N/A
 48    Super 8-West (1G)                              1990            N/A
 49    Wellington Woods & Lakes                       1997            97.0%
 50    Hampton Inn - Indianapolis, IN                 1996            N/A
 51    Chidlaw Building                               1995            82.0%
 52    Mahwah Business Park                           1996            89.0%
 53    Grandview Garden Apartments                    1997            96.0%
 54    Cornerstone Office Building                    1996            92.0%
 55    160 Pine Street                                1987            98.0%
 56    River Run Apartments                           1997            92.0%
 57    180 North Michigan Avenue                      1985            97.0%
 58    Oak Hills Apartments                           1983            94.0%
 59    145 Rosemary Street                            1995            96.0%
 60    Holiday Inn - Youngstown, OH                   1990             N/A
 61    Tierra Verde Marine Center                     1994            90.0%
 62    MCOM Building                                  1997           100.0%
 63    Mayport Trace Apartments                       1988            93.0%
 64    Mercantile Bank Building                       1992            96.0%
 65    Brook Forest Apartments                        1969            89.0%
 66    Midfield Shopping Center                       1977            89.0%
 67    Far East Plaza                                 1980            94.0%
 68    Highland Square Shopping Center                1980           100.0%
 69    Spanish Villa Apartments                       1998            99.0%
 70    Green's Corner (3)                             1986            90.0%
 71    Mountain Ridge Apartments                      1993            94.0%
 72    Radisson Suites                                1989             N/A
 73    Holiday Campground                             1986            76.0%

                                                    Appraised      Cut-off Date      U/W            U/W
   #    Property Name (1)                             Value         LTV Ratio       NCF(7)        DSCR(8)
  ---   -----------------                           ---------      ------------     ------        -------
   1    Chanin Building                            $105,000,000        71.3%      $8,387,294      1.33x
   2    250 South Clinton Street (1A)              $ 20,700,000        80.0%      $2,093,634      1.51x
   3    Steelway North & South (1A)                $ 13,900,000        80.0%      $1,324,630      1.42x
   4    1001 and 1011 AIP Drive (1A)               $  9,100,000        80.0%      $  813,025      1.33x
   5    Northeast Industrial Building # 21 (1A)    $  6,600,000        80.0%      $  650,172      1.47x
   6    507 Plum Street (1A)                       $  6,500,000        80.0%      $  668,968      1.53x
   7    3530 East Pike (1A)                        $  5,750,000        80.0%      $  477,390      1.24x
   8    Northeast Industrial Building # 8 (1A)     $  5,400,000        80.0%      $  524,124      1.45x
   9    Northeast Industrial Building #22 (1A)     $  4,600,000        80.0%      $  430,785      1.40x
  10    4, 5 & 8 Marway Circle (1A)                $  4,425,000        80.0%      $  418,896      1.41x
  11    16725 Square Drive (1A)                    $  2,800,000        80.0%      $  270,593      1.44x
  12    One Clinton Square (1A)                    $  2,170,000        77.4%      $  170,590      1.21x
  13    The Hughes Center at Rancho Niguel (1B)    $ 28,500,000        80.7%      $2,387,689      1.35x
  14    The Edwards Center at Rancho Niguel (1B)   $  7,100,000        80.3%      $  611,938      1.40x
  15    Rivertree Court Shopping Center (1C)       $ 32,500,000        56.0%      $2,935,214      2.31x
  16    Woodland Heights Shopping Center (1C)      $  9,650,000        32.1%      $  516,533      2.38x
  17    Winnetka Commons Shopping Center (1C)      $  4,700,000        50.5%      $  394,135      2.37x
  18    Berwyn Plaza Shopping Center (1C)          $  1,900,000        38.9%      $  123,043      2.38x
  19    Walgreen's Store (1C)                      $  1,200,000        49.6%      $   98,931      2.38x
  20    Heritage Point                             $ 36,000,000        69.4%      $3,443,893      1.60x
  21    Best Western Inn of Chicago                $ 30,700,000        71.4%      $3,279,579      1.55x
  22    Christiana Hilton Inn - Newark, DE         $ 33,000,000        65.1%      $3,251,846      1.79x
  23    Embassy Crossing Shopping Center (2)       $ 25,000,000        80.0%      $2,239,065      1.36x
  24    Jefferson at Treetops                      $ 24,800,000        78.9%      $2,044,305      1.33x
  25    Dominion Tower & Parking Garage            $ 23,500,000        79.2%      $2,117,226      1.29x
  26    Holiday Inn Hurstborne                     $ 25,000,000        73.7%      $2,536,354      1.56x
  27    Blue Ash Portfolio (1D)                    $ 15,380,000        70.4%      $1,318,412      1.52x
  28    Springdale Office Center (1D)              $  5,380,000        69.9%      $  558,353      1.85x
  29    Executive Center East (1D)                 $  1,600,000        69.9%      $  161,426      1.80x
  30    McDonald's (1D)                            $    550,000        49.9%      $   38,933      1.77x
  31    11 Park Place                              $ 20,500,000        73.0%      $1,592,867      1.33x
  32    Twin Creeks Apartments                     $ 16,000,000        79.8%      $1,293,138      1.29x
  33    Storage Box/Stowaway Storage (1E)          $  8,850,000        69.4%      $  725,163      1.35x
  34    Maplewood MHP (1E)                         $  7,300,000        79.8%      $  601,539      1.30x
  35    Corporate Office Park I and II             $ 14,800,000        75.9%      $1,214,662      1.27x
  36    Knights Bridge II Apartments               $ 12,200,000        78.9%      $1,004,695      1.31x
  37    Preston Stonebrook Center                  $ 11,500,000        77.3%      $  950,413      1.40x
  38    Run in Foods DP #4 (1F)                    $  3,630,000        71.1%      $  412,783      1.52x
  39    Run in Foods Unit DP#7 (1F)                $  3,425,000        70.3%      $  385,173      1.52x
  40    Run in Foods #401 (1F)                     $  1,250,000        69.9%      $  139,435      1.52x
  41    Run in Foods #406 (1F)                     $  1,220,000        69.8%      $  136,676      1.52x
  42    Run in Foods #402 (1F)                     $  1,100,000        70.5%      $  124,248      1.52x
  43    Run in Foods #403 (1F)                     $    900,000        69.6%      $  100,780      1.53x
  44    Run in Foods #404 (1F)                     $    620,000        71.0%      $   70,467      1.52x
  45    Run in Foods Unit #410 (1F)                $     95,000        70.4%      $   11,043      1.57x
  46    Super 8-Midtown (1G)                       $ 10,350,000        55.9%      $1,035,700      1.92x
  47    Super 8-East (1G)                          $  2,900,000        55.1%      $  186,214      1.25x
  48    Super 8-West (1G)                          $  3,100,000        38.6%      $  271,737      2.43x
  49    Wellington Woods & Lakes                   $ 11,200,000        73.0%      $  893,565      1.37x
  50    Hampton Inn - Indianapolis, IN             $ 13,500,000        59.4%      $1,202,613      1.71x
  51    Chidlaw Building                           $ 11,350,000        70.3%      $  890,623      1.37x
  52    Mahwah Business Park                       $ 13,850,000        57.6%      $  867,326      1.25x
  53    Grandview Garden Apartments                $  9,775,000        79.2%      $  903,278      1.47x
  54    Cornerstone Office Building                $  9,600,000        78.1%      $  821,236      1.39x
  55    160 Pine Street                            $ 17,000,000        44.1%      $  842,920      1.38x
  56    River Run Apartments                       $  9,450,000        79.1%      $  818,454      1.37x
  57    180 North Michigan Avenue                  $  9,500,000        76.7%      $  801,532      1.36x
  58    Oak Hills Apartments                       $  9,200,000        78.3%      $  879,980      1.34x
  59    145 Rosemary Street                        $  9,600,000        72.8%      $  740,305      1.25x
  60    Holiday Inn - Youngstown, OH               $ 10,100,000        69.2%      $  863,480      1.39x
  61    Tierra Verde Marine Center                 $  9,300,000        73.9%      $  813,284      1.35x
  62    MCOM Building                              $  9,515,000        72.0%      $  929,357      1.40x
  63    Mayport Trace Apartments                   $  9,140,000        74.4%      $  728,348      1.35x
  64    Mercantile Bank Building                   $  9,250,000        73.3%      $  733,973      1.26x
  65    Brook Forest Apartments                    $ 11,300,000        58.3%      $  766,997      1.44x
  66    Midfield Shopping Center                   $  8,200,000        79.2%      $  682,357      1.36x
  67    Far East Plaza                             $  9,080,000        71.5%      $  805,777      1.48x
  68    Highland Square Shopping Center            $ 10,353,000        61.1%      $  875,698      1.58x
  69    Spanish Villa Apartments                   $  8,400,000        74.9%      $  732,501      1.37x
  70    Green's Corner (3)                         $  7,850,000        79.5%      $  675,021      1.28x
  71    Mountain Ridge Apartments                  $  7,790,000        79.4%      $  724,155      1.44x
  72    Radisson Suites                            $  9,500,000        63.5%      $1,060,022      1.64x
  73    Holiday Campground                         $  8,510,000        70.3%      $  709,750      1.41x

                    Descriptions of the Mortgaged Properties

                                                                         Units
                                                                        Sq. Ft./
                                                                         Rooms/      Fee Simple/
  #    Property Name (1)                         Property Type            Pads        Leasehold
 ---   -----------------                         -------------          --------     -----------
  74   Plantation Meadows Apartments              Multifamily               170          Fee
  75   Gresham Townhomes                          Multifamily                81          Fee
  76   Lakewood Apartments                        Multifamily               320          Fee
  77   Super 8  - Las Vegas, NV                   Hotel                     290          Fee
  78   Imperial Plaza Shopping Center             Retail                126,040          Fee
  79   Thunder Hollow                             Multifamily               160          Fee
  80   K-Mart                                     Retail                102,067          Fee
  81   Woodlake Village Apartments                Multifamily               237          Fee
  82   Trabuco Marketplace                        Retail                 26,697          Fee
  83   Indian Valley Apartments                   Multifamily               208          Fee
  84   Flamingo West Center                       Retail                 69,369          Fee
  85   Mill Creek Shopping Center                 Retail                 72,471          Fee
  86   High Vista Apartments                      Multifamily               242          Fee
  87   Woodland Office Center                     Office                 47,270          Fee
  88   Bayfair Apartments                         Multifamily               135          Fee
  89   University Green Apartments                Multifamily               194          Fee
  90   El Dorado Mobile Home Estates              Manufactured Housing      295          Fee
  91   Holiday Inn - Danbury, CT                  Hotel                     114          Fee
  92   Country Inn & Suites Hotel                 Hotel                     170          Fee
  93   Center Ridge Apartments                    Multifamily               224          Fee
  94   Marriott Commerce Building                 Office                 94,586          Fee
  95   Silicon Valley Inn & Suites                Hotel                     101          Fee
  96   Best Western  - Sunnyvale                  Hotel                      88          Fee
  97   Golden Valley Commons                      Retail                 37,955          Fee
  98   West Park Place                            Multifamily               131          Fee
  99   Naperville Office Court                    Office                 66,738          Fee
 100   Holiday Inn Express - Mountain  View, CA   Hotel                      58          Fee
 101   Best Buy / Drug Emporium                   Retail                 73,799          Fee
 102   Medical Arts Building                      Office                 88,804          Fee
 103   Comfort Inn - Sunnyvale                    Hotel                      52          Fee
 104   Holiday Inn Denver North/Coliseum          Hotel                     204          Fee
 105   Windlands Shopping Center (4)              Retail                106,634          Fee
 106   Northborough Woods Apartments              Multifamily               240          Fee
 107   Victory Townhomes                          Multifamily                45          Fee
 108   Madison Building                           Office                 94,490       Leasehold
 109   Dairy Plaza Shopping Center                Retail                 82,200          Fee
 110   Comfort Inn - Concord, NH                  Hotel                     100          Fee
 111   Peconic Plaza                              Retail                 38,108          Fee
 112   Bayou Village Apartments                   Multifamily               314          Fee
 113   Country Suites - Chattanooga, TN           Hotel                      82          Fee
 114   Southlake Plaza II                         Retail                 29,320          Fee
 115   531 West Deming                            Multifamily                90          Fee
 116   Camelot Apartments                         Multifamily               135          Fee
 117   Sevilla Apartments                         Multifamily               104          Fee
 118   The Way III Apartments                     Multifamily               200          Fee
 119   Glenview Office and Industrial Park        Mixed Use              83,285          Fee
 120   Hampton Inn - Decatur, AL                  Hotel                      91          Fee
 121   Mission Industrial Park (1H)               Industrial            100,602          Fee
 122   Jurupa Business Park (1H)                  Industrial             51,014          Fee
 123   Colony Square Shopping Center              Retail                 48,047          Fee
 124   Vintage Business Park                      Office                 27,563          Fee
 125   Bruno's Shopping Center                    Retail                 68,400          Fee
 126   Crossroads Shopping Center                 Retail                 44,800          Fee
 127   High Country Plaza                         Retail                 20,582          Fee
 128   Marina Del Rey Industrial                  Industrial             41,030          Fee
 129   St. Charles Apartments (1I)                Multifamily                42          Fee
 130   St. James Apartments (1I)                  Multifamily                36          Fee
 131   Plaza at Sunrise                           Retail                 41,825          Fee
 132   Shannon Arms III Apartments                Multifamily                80          Fee
 133   River Valley Square Shopping Center        Retail                 36,838          Fee
 134   Rio Commercial Center                      Mixed Use             106,150          Fee
 135   Alexis Apartments                          Multifamily                94          Fee
 136   Beltway Plaza 4710                         Office                 71,429          Fee
 137   Casa Linda MHP                             Manufactured Housing      107          Fee
 138   Mesa Ridge Apartments                      Multifamily               257          Fee
 139   Vintage Business Park II                   Office                 26,657          Fee
 140   Mountain Village Shopping Center           Retail                103,135          Fee
 141   Rock River Tower Apartments                Multifamily               110          Fee
 142   Durango Plaza Retail Center                Retail                 28,980          Fee
 143   Beatrice Avenue Industrial                 Industrial             44,750          Fee
 144   Miller Apartments                          Multifamily               120          Fee
 145   University Square Outlet Mall              Retail                 48,438          Fee
 146   Ridgewood Plaza Shopping Center            Retail                 36,455          Fee
 147   Chase Village Apartments                   Multifamily               128          Fee


                                                   Later of        Occupancy
                                                  Year Built/       Rate at
  #    Property Name (1)                         Year Renovated     U/W (6)
 ---   -----------------                         --------------    ---------
  74   Plantation Meadows Apartments                  1990           99.0%
  75   Gresham Townhomes                              1982           98.0%
  76   Lakewood Apartments                            1973           98.0%
  77   Super 8  - Las Vegas, NV                       1989            N/A
  78   Imperial Plaza Shopping Center                 1998           89.0%
  79   Thunder Hollow                                 1985           91.0%
  80   K-Mart                                         1992           99.0%
  81   Woodlake Village Apartments                    1995           96.0%
  82   Trabuco Marketplace                            1992          100.0%
  83   Indian Valley Apartments                       1997           95.0%
  84   Flamingo West Center                           1986           95.0%
  85   Mill Creek Shopping Center                     1996           99.0%
  86   High Vista Apartments                          1974           93.0%
  87   Woodland Office Center                         1985          100.0%
  88   Bayfair Apartments                             1974          100.0%
  89   University Green Apartments                    1987           99.0%
  90   El Dorado Mobile Home Estates                  1974           98.0%
  91   Holiday Inn - Danbury, CT                      1996            N/A
  92   Country Inn & Suites Hotel                     1997            N/A
  93   Center Ridge Apartments                        1996           95.0%
  94   Marriott Commerce Building                     1996          100.0%
  95   Silicon Valley Inn & Suites                    1996            N/A
  96   Best Western  - Sunnyvale                      1996            N/A
  97   Golden Valley Commons                          1996           97.0%
  98   West Park Place                                1984           95.0%
  99   Naperville Office Court                        1980           99.0%
 100   Holiday Inn Express - Mountain View, CA        1997            N/A
 101   Best Buy / Drug Emporium                       1993          100.0%
 102   Medical Arts Building                          1985           88.0%
 103   Comfort Inn - Sunnyvale                        1996            N/A
 104   Holiday Inn Denver North/Coliseum              1980            N/A
 105   Windlands Shopping Center (4)                  1975           98.0%
 106   Northborough Woods Apartments                  1992           98.0%
 107   Victory Townhomes                              1985          100.0%
 108   Madison Building                               1971           79.0%
 109   Dairy Plaza Shopping Center                    1996           95.0%
 110   Comfort Inn - Concord, NH                      1989            N/A
 111   Peconic Plaza                                  1987           97.0%
 112   Bayou Village Apartments                       1990           89.0%
 113   Country Suites - Chattanooga, TN               1994            N/A
 114   Southlake Plaza II                             1996          100.0%
 115   531 West Deming                                1965           98.0%
 116   Camelot Apartments                             1987           96.0%
 117   Sevilla Apartments                             1983           92.0%
 118   The Way III Apartments                         1997           99.0%
 119   Glenview Office and Industrial Park            1987           98.0%
 120   Hampton Inn - Decatur, AL                      1994            N/A
 121   Mission Industrial Park (1H)                   1975          100.0%
 122   Jurupa Business Park (1H)                      1987           91.0%
 123   Colony Square Shopping Center                  1988          100.0%
 124   Vintage Business Park                          1996           94.0%
 125   Bruno's Shopping Center                        1993          100.0%
 126   Crossroads Shopping Center                     1997          100.0%
 127   High Country Plaza                             1987          100.0%
 128   Marina Del Rey Industrial                      1985          100.0%
 129   St. Charles Apartments (1I)                    1996          100.0%
 130   St. James Apartments (1I)                      1996          100.0%
 131   Plaza at Sunrise                               1990           87.0%
 132   Shannon Arms III Apartments                    1985          100.0%
 133   River Valley Square Shopping Center            1991          100.0%
 134   Rio Commercial Center                          1980           99.0%
 135   Alexis Apartments                              1996           99.0%
 136   Beltway Plaza 4710                             1988           96.0%
 137   Casa Linda MHP                                 1975           98.0%
 138   Mesa Ridge Apartments                          1996           90.0%
 139   Vintage Business Park II                       1985          100.0%
 140   Mountain Village Shopping Center               1998          100.0%
 141   Rock River Tower Apartments                    1964           96.0%
 142   Durango Plaza Retail Center                    1997           77.0%
 143   Beatrice Avenue Industrial                     1996          100.0%
 144   Miller Apartments                              1978           97.0%
 145   University Square Outlet Mall                  1983           94.0%
 146   Ridgewood Plaza Shopping Center                1997           65.0%
 147   Chase Village Apartments                       1980           99.0%

                                                   Appraised      Cut-off Date      U/W            U/W
   #   Property Name (1)                            Value         LTV Ratio        NCF(7)        DSCR(8)
  ---  -----------------                           ---------      ------------     ------        -------
  74   Plantation Meadows Apartments              $ 7,300,000        80.0%       $  647,710       1.41x
  75   Gresham Townhomes                          $ 7,200,000        78.2%       $  604,764       1.36x
  76   Lakewood Apartments                        $ 9,300,000        60.1%       $  752,027       1.67x
  77   Super 8  - Las Vegas, NV                   $13,150,000        41.0%       $1,147,400       2.28x
  78   Imperial Plaza Shopping Center             $ 6,950,000        77.4%       $  563,328       1.31x
  79   Thunder Hollow                             $ 7,100,000        75.8%       $  560,489       1.30x
  80   K-Mart                                     $ 6,750,000        77.6%       $  616,502       1.20x
  81   Woodlake Village Apartments                $ 6,750,000        77.6%       $  538,702       1.33x
  82   Trabuco Marketplace                        $ 7,300,000        71.2%       $  582,125       1.47x
  83   Indian Valley Apartments                   $ 7,100,000        73.1%       $  585,852       1.42x
  84   Flamingo West Center                       $ 7,700,000        67.4%       $  804,767       1.81x
  85   Mill Creek Shopping Center                 $ 7,200,000        71.7%       $  653,397       1.29x
  86   High Vista Apartments                      $ 6,900,000        73.8%       $  625,704       1.54x
  87   Woodland Office Center                     $ 8,300,000        61.3%       $  554,375       1.31x
  88   Bayfair Apartments                         $ 7,000,000        72.6%       $  562,480       1.36x
  89   University Green Apartments                $ 6,300,000        79.3%       $  509,363       1.31x
  90   El Dorado Mobile Home Estates              $10,300,000        48.5%       $  839,709       2.20x
  91   Holiday Inn - Danbury, CT                  $ 7,330,000        68.0%       $  681,493       1.54x
  92   Country Inn & Suites Hotel                 $ 9,600,000        51.9%       $  738,031       1.38x
  93   Center Ridge Apartments                    $ 6,320,000        75.9%       $  531,420       1.36x
  94   Marriott Commerce Building                 $ 7,825,000        61.2%       $  601,615       1.37x
  95   Silicon Valley Inn & Suites                $ 8,550,000        55.0%       $  691,843       1.68x
  96   Best Western  - Sunnyvale                  $ 7,700,000        59.7%       $  694,251       1.71x
  97   Golden Valley Commons                      $ 6,100,000        74.5%       $  480,378       1.32x
  98   West Park Place                            $ 7,000,000        64.1%       $  577,860       1.54x
  99   Naperville Office Court                    $ 5,935,000        75.6%       $  546,704       1.50x
 100   Holiday Inn Express - Mountain View, CA    $ 7,000,000        62.8%       $  673,560       1.60x
 101   Best Buy / Drug Emporium                   $ 5,680,000        74.2%       $  499,976       1.36x
 102   Medical Arts Building                      $ 5,200,000        79.6%       $  432,481       1.25x
 103   Comfort Inn - Sunnyvale                    $ 5,900,000        69.5%       $  606,091       1.67x
 104   Holiday Inn Denver North/Coliseum          $12,000,000        34.0%       $  485,279       1.31x
 105   Windlands Shopping Center (4)              $ 4,900,000        79.6%       $  414,798       1.27x
 106   Northborough Woods Apartments              $ 5,500,000        70.6%       $  396,203       1.28x
 107   Victory Townhomes                          $ 4,850,000        79.1%       $  414,388       1.35x
 108   Madison Building                           $ 5,200,000        73.7%       $  399,771       1.20x
 109   Dairy Plaza Shopping Center                $ 4,700,000        79.7%       $  433,916       1.34x
 110   Comfort Inn - Concord, NH                  $ 5,000,000        74.9%       $  613,068       1.93x
 111   Peconic Plaza                              $ 4,950,000        74.1%       $  415,316       1.31x
 112   Bayou Village Apartments                   $ 4,900,000        73.4%       $  410,978       1.43x
 113   Country Suites - Chattanooga, TN           $ 5,330,000        66.5%       $  504,628       1.63x
 114   Southlake Plaza II                         $ 4,700,000        75.1%       $  437,246       1.51x
 115   531 West Deming                            $ 4,800,000        72.9%       $  390,537       1.43x
 116   Camelot Apartments                         $ 4,300,000        81.2%       $  396,220       1.41x
 117   Sevilla Apartments                         $ 4,400,000        79.3%       $  358,395       1.28x
 118   The Way III Apartments                     $ 5,150,000        67.7%       $  476,844       1.60x
 119   Glenview Office and Industrial Park        $ 4,500,000        76.8%       $  345,103       1.28x
 120   Hampton Inn - Decatur, AL                  $ 5,450,000        63.1%       $  531,020       1.44x
 121   Mission Industrial Park (1H)               $ 2,470,000        74.9%       $  236,480       1.54x
 122   Jurupa Business Park (1H)                  $ 2,060,000        75.0%       $  185,326       1.47x
 123   Colony Square Shopping Center              $ 4,950,000        68.5%       $  373,469       1.27x
 124   Vintage Business Park                      $ 4,755,000        71.2%       $  474,225       1.62x
 125   Bruno's Shopping Center                    $ 5,050,000        64.3%       $  385,943       1.24x
 126   Crossroads Shopping Center                 $ 4,160,000        77.1%       $  364,317       1.31x
 127   High Country Plaza                         $ 4,350,000        73.6%       $  376,116       1.49x
 128   Marina Del Rey Industrial                  $ 4,400,000        72.7%       $  361,154       1.42x
 129   St. Charles Apartments (1I)                $ 2,150,000        74.1%       $  191,952       1.32x
 130   St. James Apartments (1I)                  $ 1,900,000        83.8%       $  163,167       1.12x
 131   Plaza at Sunrise                           $ 4,875,000        62.4%       $  423,549       1.61x
 132   Shannon Arms III Apartments                $ 3,850,000        78.9%       $  335,465       1.37x
 133   River Valley Square Shopping Center        $ 3,900,000        76.1%       $  361,606       1.49x
 134   Rio Commercial Center                      $ 4,040,000        73.2%       $  339,988       1.35x
 135   Alexis Apartments                          $ 4,111,000        71.6%       $  327,592       1.37x
 136   Beltway Plaza 4710                         $ 4,000,000        73.0%       $  375,454       1.60x
 137   Casa Linda MHP                             $ 3,630,000        79.3%       $  315,848       1.34x
 138   Mesa Ridge Apartments                      $ 3,650,000        78.0%       $  303,816       1.23x
 139   Vintage Business Park II                   $ 3,833,000        74.3%       $  348,556       1.53x
 140   Mountain Village Shopping Center           $ 3,845,000        73.8%       $  321,965       1.32x
 141   Rock River Tower Apartments                $ 3,500,000        79.9%       $  301,933       1.44x
 142   Durango Plaza Retail Center                $ 4,830,000        57.9%       $  365,732       1.51x
 143   Beatrice Avenue Industrial                 $ 4,100,000        66.9%       $  345,962       1.44x
 144   Miller Apartments                          $ 4,150,000        65.4%       $  282,282       1.30x
 145   University Square Outlet Mall              $ 4,100,000        65.9%       $  315,462       1.40x
 146   Ridgewood Plaza Shopping Center            $ 4,900,000        55.0%       $  357,430       1.64x
 147   Chase Village Apartments                   $ 3,500,000        76.9%       $  293,486       1.32x

                                                                           Units
                                                                          Sq. Ft./
                                                                           Rooms/      Fee Simple/
  #    Property Name (1)                         Property Type              Pads        Leasehold
 ---   -----------------                         -------------            --------     -----------
148    Warsaw Village                            Retail                    60,300           Fee
149    Provident Place Office Building           Office                    40,394           Fee
150    920 Waukegan Road                         Office                    18,939           Fee
151    Amberley Suites                           Hotel                        110           Fee
152    Rite Aid - Kennebunk (5)                  Credit Tenant Lease       12,240           Fee
153    Stuart Towne Apartments                   Multifamily                   96           Fee
154    Santa Ana Villas                          Multifamily                  130           Fee
155    Orland Park Outlots                       Retail                    21,200           Fee
156    Brazos Square Shopping Center             Retail                    65,423           Fee
157    Community Mall                            Office                    38,746           Fee
158    Comfort Inn - Fife, WA                    Hotel                         70           Fee
159    Aspen Business Park                       Office                    51,500           Fee
160    Hampton Inn - Ft. Pierce, FL              Hotel                         72           Fee
161    Oak Tree Mobile Home Park                 Manufactured Housing         260           Fee
162    Walnut Square Apartments                  Multifamily                   92           Fee
163    Royal Oaks Mobile Home Park               Manufactured Housing         141           Fee
164    Plymouth Square Apartments                Multifamily                   68           Fee
165    Watchung View Apartments                  Multifamily                   68           Fee
166    Embassy Apartments                        Multifamily                  106           Fee
167    Best Buy - West Dundee                    Retail                    36,262           Fee
168    1400 Destrehan Avenue                     Industrial                87,609           Fee
169    Breckenridge Apartments                   Multifamily                   68           Fee
170    Rosemont Terrace Apartments               Multifamily                  100           Fee
171    Days Inn - Dover, DE                      Hotel                         81           Fee
172    Iberia Center                             Retail                     9,872           Fee
173    Shadydale Village Mobile Home Park        Manufactured Housing         214           Fee
174    Park Terrace Shopping Center              Retail                    24,813           Fee
175    Hanover Village Apartments                Multifamily                  152           Fee
176    Harlem Furniture                          Retail                    20,198           Fee
177    Travelodge Sea - Tac                      Hotel                         72           Fee
178    Tree Tops Apartments                      Multifamily                  102           Fee
179    Old Town Place Apartments                 Multifamily                   88           Fee
180    The Meadows Apartments                    Multifamily                   88           Fee
181    Chapman & Feldner Shopping Center         Retail                    15,557           Fee
182    BCH Office Building                       Office                    40,068           Fee
183    Colonial Pines MHP                        Manufactured Housing         176           Fee
184    NationsBank Professional Center           Office                    25,619           Fee
185    Belmeade Office Warehouse                 Mixed Use                 58,800           Fee
186    Central Building                          Office                    30,804           Fee
187    710 Amsterdam Avenue                      Multifamily                   18           Fee
188    Sandstone Apartments & Vista Norte
       Apartments                                Multifamily                   97           Fee
189    Highland Park Place II Shopping Center    Retail                    22,280           Fee
190    Salem Creek Apartments                    Multifamily                   78           Fee
191    Country Greens Apartments                 Multifamily                  116           Fee
192    Quail Ridge Apartments                    Multifamily                  104           Fee
193    Harold Gilstrap Shopping Center           Retail                    83,131       Leasehold
194    Sahara West Plaza                         Retail                    29,156           Fee
195    Walgreens at Mission & 23rd Street        Retail                    23,000           Fee
196    Comfort Inn - Bangor, ME                  Hotel                         96           Fee
197    Econolodge - Bangor, ME                   Hotel                        127           Fee
198    Point Clinton                             Office                    20,296           Fee
199    Rite Aid - North Conway                   Credit Tenant Lease       11,180           Fee
200    Ravenscroft Apartments                    Multifamily                   75           Fee
201    Coach Country Corral MHP                  Manufactured Housing          82           Fee
202    Taft and Cleveland Paradise Apartments    Multifamily                   70           Fee
203    Kerr Station Village                      Mixed Use                 37,297           Fee
204    700 1/2-708 Steamboat Road                Multifamily                   29           Fee
205    Tyrone Village MHP                        Manufactured Housing         110           Fee
206    Meadow Run Apartments                     Multifamily                   96           Fee
207    45 Church Street                          Office                    24,978           Fee
208    New Brunswick Apartments                  Multifamily                   71           Fee
209    Fiesta RV Resort                          Manufactured Housing         200           Fee
210    Cedar Place Office Park                   Office                    29,013           Fee
211    Oak Hollow Mobile Home Park               Manufactured Housing          88           Fee
212    Centerline Plaza Apartments               Multifamily                   61           Fee
213    Gottschalk's Department Store             Retail                    40,000           Fee
214    Southport Place                           Office                    16,182           Fee
215    Bell Building                             Office                    25,066           Fee
216    Days Inn - Bangor, ME                     Hotel                        101           Fee
217    Stratford Shopping Center                 Retail                    31,500           Fee
218    Country Aire Manor                        Manufactured Housing          69           Fee
219    Corlett Creek Apartments                  Multifamily                   77           Fee
220    Anchor Bay Apartments                     Multifamily                   58           Fee
221    Tall Pines Shopping Center                Retail                    50,246           Fee



                                                    Later of         Occupancy
                                                   Year Built/        Rate at
  #    Property Name (1)                          Year Renovated      U/W (6)
 ---   -----------------                          --------------     ---------
 148   Warsaw Village                                  1992           100.0%
 149   Provident Place Office Building                 1986           100.0%
 150   920 Waukegan Road                               1991           100.0%
 151   Amberley Suites                                 1998             N/A
 152   Rite Aid - Kennebunk (5)                        1998           100.0%
 153   Stuart Towne Apartments                         1968            97.0%
 154   Santa Ana Villas                                1972            94.0%
 155   Orland Park Outlots                             1996            86.0%
 156   Brazos Square Shopping Center                   1985            92.0%
 157   Community Mall                                  1978           100.0%
 158   Comfort Inn - Fife, WA                          1990             N/A
 159   Aspen Business Park                             1997            97.0%
 160   Hampton Inn - Ft. Pierce, FL                    1993             N/A
 161   Oak Tree Mobile Home Park                       1968            99.0%
 162   Walnut Square Apartments                        1973            98.0%
 163   Royal Oaks Mobile Home Park                     1962           100.0%
 164   Plymouth Square Apartments                      1992            98.0%
 165   Watchung View Apartments                        1996            96.0%
 166   Embassy Apartments                              1970            94.0%
 167   Best Buy - West Dundee                          1993           100.0%
 168   1400 Destrehan Avenue                           1980           100.0%
 169   Breckenridge Apartments                         1985            96.0%
 170   Rosemont Terrace Apartments                     1970            91.0%
 171   Days Inn - Dover, DE                            1997            N/A
 172   Iberia Center                                   1997           100.0%
 173   Shadydale Village Mobile Home Park              1973            93.0%
 174   Park Terrace Shopping Center                    1987            95.0%
 175   Hanover Village Apartments                      1972           100.0%
 176   Harlem Furniture                                1998           100.0%
 177   Travelodge Sea - Tac                            1997            N/A
 178   Tree Tops Apartments                            1983            88.0%
 179   Old Town Place Apartments                       1984           100.0%
 180   The Meadows Apartments                          1971            92.0%
 181   Chapman & Feldner Shopping Center               1985           100.0%
 182   BCH Office Building                             1977           100.0%
 183   Colonial Pines MHP                              1995            80.0%
 184   NationsBank Professional Center                 1982           100.0%
 185   Belmeade Office Warehouse                       1983           100.0%
 186   Central Building                                1989           100.0%
 187   710 Amsterdam Avenue                            1984           100.0%
 188   Sandstone Apartments & Vista Norte
       Apartments                                      1986            97.0%
 189   Highland Park Place II Shopping Center          1996           100.0%
 190   Salem Creek Apartments                          1986            97.0%
 191   Country Greens Apartments                       1974           100.0%
 192   Quail Ridge Apartments                          1996            94.0%
 193   Harold Gilstrap Shopping Center                 1982            97.0%
 194   Sahara West Plaza                               1974            97.0%
 195   Walgreens at Mission & 23rd Street              1998           100.0%
 196   Comfort Inn - Bangor, ME                        1996            N/A
 197   Econolodge - Bangor, ME                         1997            N/A
 198   Point Clinton                                   1992            94.0%
 199   Rite Aid - North Conway                         1998           100.0%
 200   Ravenscroft Apartments                          1965            92.0%
 201   Coach Country Corral MHP                        1971           100.0%
 202   Taft and Cleveland Paradise Apartments          1969           100.0%
 203   Kerr Station Village                            1987            91.0%
 204   700 1/2-708 Steamboat Road                      1960            97.0%
 205   Tyrone Village MHP                              1970            96.0%
 206   Meadow Run Apartments                           1980            98.0%
 207   45 Church Street                                1997            93.0%
 208   New Brunswick Apartments                        1932            97.0%
 209   Fiesta RV Resort                                1983            35.0%
 210   Cedar Place Office Park                         1986           100.0%
 211   Oak Hollow Mobile Home Park                     1960            99.0%
 212   Centerline Plaza Apartments                     1970            95.0%
 213   Gottschalk's Department Store                   1994           100.0%
 214   Southport Place                                 1985           100.0%
 215   Bell Building                                   1997           100.0%
 216   Days Inn - Bangor, ME                           1996            N/A
 217   Stratford Shopping Center                       1997           100.0%
 218   Country Aire Manor                              1984           100.0%
 219   Corlett Creek Apartments                        1997            99.0%
 220   Anchor Bay Apartments                           1970            93.0%
 221   Tall Pines Shopping Center                      1982            93.0%

                                                    Appraised      Cut-off Date      U/W        U/W
  #    Property Name (1)                              Value         LTV Ratio       NCF(7)     DSCR(8)
 ---   -----------------                            ---------      ------------     ------     -------
 148   Warsaw Village                              $3,635,000        72.9%       $317,284       1.48x
 149   Provident Place Office Building             $3,550,000        74.6%       $280,033       1.35x
 150   920 Waukegan Road                           $3,575,000        74.0%       $298,729       1.42x
 151   Amberley Suites                             $4,100,000        64.4%       $450,185       1.59x
 152   Rite Aid - Kennebunk (5)                    $2,860,000        91.3%       $248,105       1.12x
 153   Stuart Towne Apartments                     $3,266,000        79.1%       $290,983       1.23x
 154   Santa Ana Villas                            $3,535,000        72.1%       $284,014       1.44x
 155   Orland Park Outlots                         $3,700,000        67.3%       $273,197       1.33x
 156   Brazos Square Shopping Center               $4,700,000        53.0%       $412,383       1.95x
 157   Community Mall                              $3,700,000        67.0%       $396,980       1.28x
 158   Comfort Inn - Fife, WA                      $3,400,000        72.0%       $353,535       1.63x
 159   Aspen Business Park                         $3,260,000        74.3%       $255,209       1.30x
 160   Hampton Inn - Ft. Pierce, FL                $3,250,000        73.8%       $300,937       1.43x
 161   Oak Tree Mobile Home Park                   $3,590,000        66.8%       $302,298       1.53x
 162   Walnut Square Apartments                    $3,100,000        77.2%       $263,608       1.41x
 163   Royal Oaks Mobile Home Park                 $3,300,000        71.2%       $253,374       1.44x
 164   Plymouth Square Apartments                  $2,925,000        79.7%       $254,139       1.26x
 165   Watchung View Apartments                    $2,975,000        77.5%       $255,005       1.37x
 166   Embassy Apartments                          $2,925,000        77.5%       $271,706       1.63x
 167   Best Buy - West Dundee                      $4,000,000        56.2%       $333,746       1.84x
 168   1400 Destrehan Avenue                       $2,775,000        80.1%       $234,239       1.29x
 169   Breckenridge Apartments                     $2,950,000        72.2%       $227,096       1.37x
 170   Rosemont Terrace Apartments                 $3,010,000        70.6%       $234,290       1.38x
 171   Days Inn - Dover, DE                        $3,050,000        68.9%       $274,488       1.48x
 172   Iberia Center                               $3,000,000        70.0%       $249,946       1.49x
 173   Shadydale Village Mobile Home Park          $2,970,000        70.6%       $224,851       1.25x
 174   Park Terrace Shopping Center                $2,700,000        77.7%       $224,109       1.35x
 175   Hanover Village Apartments                  $3,450,000        60.7%       $250,903       1.50x
 176   Harlem Furniture                            $2,800,000        74.7%       $268,835       1.35x
 177   Travelodge Sea - Tac                        $3,100,000        67.5%       $301,595       1.57x
 178   Tree Tops Apartments                        $4,200,000        49.7%       $239,256       1.37x
 179   Old Town Place Apartments                   $2,850,000        72.9%       $267,705       1.56x
 180   The Meadows Apartments                      $2,630,000        78.3%       $214,137       1.30x
 181   Chapman & Feldner Shopping Center           $2,900,000        68.9%       $237,244       1.37x
 182   BCH Office Building                         $2,750,000        72.6%       $235,567       1.39x
 183   Colonial Pines MHP                          $2,890,000        69.0%       $210,868       1.33x
 184   NationsBank Professional Center             $2,650,000        73.5%       $209,516       1.37x
 185   Belmeade Office Warehouse                   $2,630,000        74.1%       $226,176       1.36x
 186   Central Building                            $3,000,000        64.2%       $243,777       1.31x
 187   710 Amsterdam Avenue                        $2,500,000        76.5%       $209,662       1.40x
 188   Sandstone Apartments & Vista Norte
       Apartments                                  $2,550,000        74.5%       $212,489       1.49x
 189   Highland Park Place II Shopping Center      $2,450,000        75.4%       $236,321       1.56x
 190   Salem Creek Apartments                      $2,375,000        77.7%       $225,165       1.49x
 191   Country Greens Apartments                   $2,420,000        76.1%       $234,150       1.48x
 192   Quail Ridge Apartments                      $2,410,000        76.2%       $195,528       1.34x
 193   Harold Gilstrap Shopping Center             $2,600,000        69.1%       $260,497       1.71x
 194   Sahara West Plaza                           $2,500,000        71.8%       $218,878       1.47x
 195   Walgreens at Mission & 23rd Street          $3,400,000        52.8%       $264,270       1.66x
 196   Comfort Inn - Bangor, ME                    $2,700,000        66.5%       $245,290       1.52x
 197   Econolodge - Bangor, ME                     $2,750,000        65.3%       $264,514       1.64x
 198   Point Clinton                               $2,400,000        74.7%       $211,385       1.22x
 199   Rite Aid - North Conway                     $1,960,000        89.3%       $172,524       1.06x
 200   Ravenscroft Apartments                      $2,350,000        74.3%       $179,789       1.35x
 201   Coach Country Corral MHP                    $2,375,000        73.4%       $198,945       1.32x
 202   Taft and Cleveland Paradise Apartments      $2,180,000        79.8%       $197,084       1.29x
 203   Kerr Station Village                        $2,650,000        64.2%       $188,451       1.32x
 204   700 1/2-708 Steamboat Road                  $2,200,000        77.3%       $198,831       1.35x
 205   Tyrone Village MHP                          $2,100,000        81.0%       $196,751       1.45x
 206   Meadow Run Apartments                       $2,100,000        80.7%       $208,972       1.51x
 207   45 Church Street                            $2,500,000        67.7%       $205,288       1.37x
 208   New Brunswick Apartments                    $2,425,000        69.0%       $197,755       1.47x
 209   Fiesta RV Resort                            $2,200,000        74.9%       $212,765       1.48x
 210   Cedar Place Office Park                     $2,400,000        68.7%       $183,644       1.39x
 211   Oak Hollow Mobile Home Park                 $2,300,000        71.6%       $200,748       1.45x
 212   Centerline Plaza Apartments                 $2,330,000        70.4%       $178,938       1.38x
 213   Gottschalk's Department Store               $2,300,000        70.0%       $195,623       1.37x
 214   Southport Place                             $2,150,000        74.4%       $185,686       1.26x
 215   Bell Building                               $2,140,000        74.7%       $174,229       1.36x
 216   Days Inn - Bangor, ME                       $2,285,000        69.9%       $221,866       1.56x
 217   Stratford Shopping Center                   $2,200,000        72.5%       $196,996       1.49x
 218   Country Aire Manor                          $2,050,000        77.8%       $164,663       1.27x
 219   Corlett Creek Apartments                    $1,960,000        80.4%       $190,460       1.46x
 220   Anchor Bay Apartments                       $2,160,000        72.1%       $163,121       1.32x
 221   Tall Pines Shopping Center                  $2,000,000        76.8%       $217,293       1.49x

                    Descriptions of the Mortgaged Properties

                                                                              Units/
                                                                             Sq. Ft./
                                                                              Rooms/      Fee Simple/
  #    Property Name (1)                              Property Type            Pads        Leasehold
 ---   -----------------                              -------------          --------     -----------
 222   Skyline Professional Building                  Office                 24,881           Fee
 223   Southwood Acres MHP                            Manufactured Housing      101           Fee
 224   Nalbert Apartments                             Multifamily                34           Fee
 225   Ware's Van & Storage Co.                       Industrial             56,600           Fee
 226   1220 South University Avenue                   Retail                 20,023           Fee
 227   49 Commerce Drive / 81 Ethan Allen Drive       Industrial             44,425           Fee
 228   3211 Battleground                              Retail                 10,000           Fee
 229   Gardner Building                               Industrial             56,400           Fee
 230   778 Main Street                                Office                 28,837          Fee
 231   Walton Village Plaza Shopping Cener            Retail                 40,126          Fee
 232   Briarwood Apartments                           Multifamily                70          Fee
 233   Rancho Santa Fe Shopping Center                Retail                 13,727          Fee
 234   Winston Place Apartments                       Multifamily                80          Fee
 235   Hondo Park Apartments                          Multifamily                67          Fee
 236   Allegheny Apartments                           Multifamily                54          Fee
 237   Huntington North Apartments                    Multifamily                48          Fee
 238   Rite Aid - Yarmouth                            Credit Tenant Lease    11,180       Leasehold
 239   Sylvan Apartments                              Multifamily                48          Fee
 240   Finger Lakes/Farmington Court Apartments       Multifamily                64          Fee
 241   Woodlake Resort Village Apartments             Multifamily                50          Fee
 242   Walnut Villas Apartments                       Multifamily               100          Fee
 243   Portsmouth Place Apartments                    Multifamily                48          Fee
 244   70 Warren Avenue                               Multifamily                36          Fee
 245   Martinsville Plaza                             Retail                 11,750          Fee
 246   Route 66 Business World                        Retail                 21,825          Fee
 247   Woodwinds Condominiums                         Multifamily                53          Fee
 248   Car Engineering Building                       Industrial             37,000       Leasehold
 249   Executive Townhomes                            Multifamily                61          Fee
 250   Parkside Place Apartments                      Multifamily                84          Fee
 251   College Square Apartments                      Multifamily                70          Fee
 252   Hartford Crossing Shopping Center              Retail                 40,272          Fee
 253   Cypress Plaza Shopping Center                  Retail                 91,637          Fee
 254   Sarasota Place Apartments                      Multifamily                48          Fee
 255   Clayton Forest Apartments                      Multifamily                64          Fee
 256   Checker  Auto Parts                            Retail                 14,000          Fee
 257   Southpointe Shopping Center                    Retail                 42,648          Fee
 258   Maple Court Apartments                         Multifamily                34          Fee
 259   Crestwood MHP                                  Manufactured Housing       60          Fee
 260   Hyde Park Apartments                           Multifamily                60          Fee
 261   Allen Medical Building                         Office                 15,000          Fee
 262   Canyon View Offices                            Office                 15,531          Fee
 263   Firehouse Square                               Retail                 21,020          Fee
 264   Plymouth Place Plaza                           Retail                 17,400          Fee
 265   Meridian Mobile Home Park                      Manufactured Housing       51          Fee
 266   Country Mobile Estates                         Manufactured Housing       78          Fee
 267   Village Apartments                             Multifamily               100       Leasehold
 268   Ackels Mobile Home Park                        Manufactured Housing      116          Fee
 269   Redford Manor Apartments                       Multifamily                32          Fee
 270   Doms Business Park                             Office                 25,854          Fee
 271   Bradfield Creek Apartments                     Multifamily                26          Fee
 272   San Remo Apartments                            Multifamily                16          Fee
 273   Consolidated Printing                          Industrial             21,600          Fee
 274   Knightsbridge Apartments                       Multifamily                54          Fee
 275   Whispering Meadows                             Multifamily                31          Fee
 276   Buckingham Court Apartments                    Multifamily                52          Fee
 277   Homestead Apartments                           Multifamily               100          Fee
 278   4th Avenue West Estates                        Manufactured Housing       35          Fee
 279   Long Point Plaza Apartments                    Multifamily                85          Fee
 280   Treaty Oaks Apartments                         Multifamily                48          Fee
 281   Wilshire Estates MHP                           Manufactured Housing      172          Fee
 282   Hollywood Video                                Retail                  7,000          Fee
 283   5 Milk Street                                  Office                 25,106          Fee
 284   Cardi Building                                 Office                 20,548          Fee
 285   Boulevard of Chevy Chase Apartments            Multifamily                14          Fee
 286   10 McKinley Street                             Office                 12,180          Fee
 287   Londonaire Townhouses                          Multifamily                48          Fee
 288   Heon Court Apartments                          Multifamily                24          Fee
 289   One Cameron Place                              Retail                  8,732           Fee
 290   197 U.S. Route One                             Mixed Use              22,965           Fee
 291   980 Forest Avenue                              Office                 19,108           Fee
 292   Chandler's Crossing Apartments                 Multifamily                46           Fee
 293   Kingswood Apartments                           Multifamily                32           Fee
 294   4525-4535 McEwen Road                          Industrial             36,122           Fee
 295   Doms Metroplex Park                            Industrial             23,573           Fee


                                                      Later of         Occupancy
                                                     Year Built/        Rate at
  #    Property Name (1)                            Year Renovated      U/W (6)
 ---   -----------------                            --------------     ---------
 222   Skyline Professional Building                     1989             99.0%
 223   Southwood Acres MHP                               1992             95.0%
 224   Nalbert Apartments                                1949            100.0%
 225   Ware's Van & Storage Co.                          1986            100.0%
 226   1220 South University Avenue                      1986            100.0%
 227   49 Commerce Drive / 81 Ethan Allen Drive          1997             93.0%
 228   3211 Battleground                                 1997            100.0%
 229   Gardner Building                                  1995            100.0%
 230   778 Main Street                                   1988            100.0%
 231   Walton Village Plaza Shopping Cener               1989            100.0%
 232   Briarwood Apartments                              1974             99.0%
 233   Rancho Santa Fe Shopping Center                   1996            100.0%
 234   Winston Place Apartments                          1975             98.0%
 235   Hondo Park Apartments                             1998             95.0%
 236   Allegheny Apartments                              1997            100.0%
 237   Huntington North Apartments                       1973            100.0%
 238   Rite Aid - Yarmouth                               1998            100.0%
 239   Sylvan Apartments                                 1997             96.0%
 240   Finger Lakes/Farmington Court Apartments          1966             98.0%
 241   Woodlake Resort Village Apartments                1994             94.0%
 242   Walnut Villas Apartments                          1971             99.0%
 243   Portsmouth Place Apartments                       1987            100.0%
 244   70 Warren Avenue                                  1993            100.0%
 245   Martinsville Plaza                                1994            100.0%
 246   Route 66 Business World                           1994            100.0%
 247   Woodwinds Condominiums                            1983             98.0%
 248   Car Engineering Building                          1997            100.0%
 249   Executive Townhomes                               1978             97.0%
 250   Parkside Place Apartments                         1997             99.0%
 251   College Square Apartments                         1971             97.0%
 252   Hartford Crossing Shopping Center                 1998             97.0%
 253   Cypress Plaza Shopping Center                     1967             75.0%
 254   Sarasota Place Apartments                         1991            100.0%
 255   Clayton Forest Apartments                         1993             94.0%
 256   Checker  Auto Parts                               1998            100.0%
 257   Southpointe Shopping Center                       1990             78.0%
 258   Maple Court Apartments                            1965            100.0%
 259   Crestwood MHP                                     1987            100.0%
 260   Hyde Park Apartments                              1965            100.0%
 261   Allen Medical Building                            1984            100.0%
 262   Canyon View Offices                               1977             95.0%
 263   Firehouse Square                                  1988             71.0%
 264   Plymouth Place Plaza                              1986            100.0%
 265   Meridian Mobile Home Park                         1981            100.0%
 266   Country Mobile Estates                            1968            100.0%
 267   Village Apartments                                1970             92.0%
 268   Ackels Mobile Home Park                           1995             99.0%
 269   Redford Manor Apartments                          1961            100.0%
 270   Doms Business Park                                1987            100.0%
 271   Bradfield Creek Apartments                        1982            100.0%
 272   San Remo Apartments                               1993            100.0%
 273   Consolidated Printing                             1998            100.0%
 274   Knightsbridge Apartments                          1989            100.0%
 275   Whispering Meadows                                1986            100.0%
 276   Buckingham Court Apartments                       1983            100.0%
 277   Homestead Apartments                              1972            100.0%
 278   4th Avenue West Estates                           1996            100.0%
 279   Long Point Plaza Apartments                       1960             95.0%
 280   Treaty Oaks Apartments                            1963             92.0%
 281   Wilshire Estates MHP                              1972            100.0%
 282   Hollywood Video                                   1997            100.0%
 283   5 Milk Street                                     1982            100.0%
 284   Cardi Building                                    1985            100.0%
 285   Boulevard of Chevy Chase Apartments               1989            100.0%
 286   10 McKinley Street                                1975             93.0%
 287   Londonaire Townhouses                             1998             92.0%
 288   Heon Court Apartments                             1997            100.0%
 289   One Cameron Place                                 1986            100.0%
 290   197 U.S. Route One                                1974             95.0%
 291   980 Forest Avenue                                 1976             91.0%
 292   Chandler's Crossing Apartments                    1998             98.0%
 293   Kingswood Apartments                              1968            100.0%
 294   4525-4535 McEwen Road                             1996            100.0%
 295   Doms Metroplex Park                               1990            100.0%


                                                    Appraised      Cut-off Date   U/W            U/W
   #    Property Name (1)                             Value         LTV Ratio    NCF(7)        DSCR(8)
  ---   -----------------                           ---------      ------------  ------        -------
 222   Skyline Professional Building               $2,050,000        74.2%       $184,180       1.43x
 223   Southwood Acres MHP                         $2,325,000        65.2%       $236,617       1.99x
 224   Nalbert Apartments                          $1,900,000        79.8%       $185,003       1.41x
 225   Ware's Van & Storage Co.                    $2,000,000        75.0%       $183,158       1.35x
 226   1220 South University Avenue                $2,350,000        63.8%       $167,102       1.40x
 227   49 Commerce Drive/81 Ethan Allen Drive      $2,000,000        74.8%       $215,809       1.35x
 228   3211 Battleground                           $2,000,000        74.5%       $182,744       1.21x
 229   Gardner Building                            $2,325,000        63.1%       $214,245       1.68x
 230   778 Main Street                             $1,950,000        74.4%       $156,331       1.30x
 231   Walton Village Plaza Shopping Cener         $3,575,000        40.6%       $269,224       1.72x
 232   Briarwood Apartments                        $2,050,000        70.7%       $173,713       1.57x
 233   Rancho Santa Fe Shopping Center             $2,040,000        70.9%       $153,310       1.24x
 234   Winston Place Apartments                    $1,850,000        77.7%       $162,495       1.45x
 235   Hondo Park Apartments                       $2,090,000        68.2%       $146,241       1.27x
 236   Allegheny Apartments                        $1,850,000        76.8%       $156,527       1.39x
 237   Huntington North Apartments                 $1,878,000        75.5%       $175,824       1.30x
 238   Rite Aid - Yarmouth                         $1,620,000        87.5%       $142,495       1.14x
 239   Sylvan Apartments                           $1,850,000        75.6%       $179,016       1.64x
 240   Finger Lakes/Farmington Court Apartments    $1,900,000        73.6%       $164,818       1.58x
 241   Woodlake Resort Village Apartments          $1,800,000        77.7%       $153,811       1.33x
 242   Walnut Villas Apartments                    $2,000,000        69.9%       $167,156       1.53x
 243   Portsmouth Place Apartments                 $1,750,000        79.7%       $166,053       1.42x
 244   70 Warren Avenue                            $1,730,000        79.2%       $171,244       1.41x
 245   Martinsville Plaza                          $2,050,000        65.8%       $134,690       1.26x
 246   Route 66 Business World                     $1,800,000        73.4%       $155,566       1.33x
 247   Woodwinds Condominiums                      $2,450,000        53.2%       $155,449       1.53x
 248   Car Engineering Building                    $1,750,000        74.3%       $174,441       1.51x
 249   Executive Townhomes                         $2,100,000        61.9%       $178,812       1.55x
 250   Parkside Place Apartments                   $1,800,000        72.2%       $164,658       1.34x
 251   College Square Apartments                   $2,100,000        61.9%       $177,402       1.94x
 252   Hartford Crossing Shopping Center           $1,760,000        73.6%       $135,737       1.25x
 253   Cypress Plaza Shopping Center               $5,010,000        25.7%       $361,394       1.98x
 254   Sarasota Place Apartments                   $1,625,000        78.1%       $155,842       1.40x
 255   Clayton Forest Apartments                   $1,600,000        78.0%       $129,267       1.31x
 256   Checker  Auto Parts                         $2,037,000        61.1%       $159,183       1.33x
 257   Southpointe Shopping Center                 $2,350,000        52.5%       $212,607       1.35x
 258   Maple Court Apartments                      $1,650,000        74.1%       $142,890       1.45x
 259   Crestwood MHP                               $1,700,000        71.9%       $125,378       1.31x
 260   Hyde Park Apartments                        $1,525,000        79.8%       $166,704       1.74x
 261   Allen Medical Building                      $1,950,000        62.3%       $176,220       1.29x
 262   Canyon View Offices                         $1,700,000        70.6%       $169,489       1.56x
 263   Firehouse Square                            $1,500,000        79.9%       $145,895       1.40x
 264   Plymouth Place Plaza                        $1,600,000        74.8%       $142,544       1.36x
 265   Meridian Mobile Home Park                   $1,630,000        73.4%       $127,952       1.25x
 266   Country Mobile Estates                      $2,300,000        50.9%       $190,203       1.87x
 267   Village Apartments                          $1,665,000        67.5%       $152,975       1.53x
 268   Ackels Mobile Home Park                     $2,500,000        44.0%       $246,133       2.79x
 269   Redford Manor Apartments                    $1,400,000        78.1%       $121,735       1.38x
 270   Doms Business Park                          $1,730,000        62.4%       $131,645       1.37x
 271   Bradfield Creek Apartments                  $1,540,000        68.1%       $130,983       1.41x
 272   San Remo Apartments                         $1,300,000        79.8%       $126,351       1.52x
 273   Consolidated Printing                       $1,400,000        73.2%       $135,244       1.41x
 274   Knightsbridge Apartments                    $1,260,000        79.4%       $115,110       1.33x
 275   Whispering Meadows                          $1,250,000        79.8%       $114,626       1.31x
 276   Buckingham Court Apartments                 $1,420,000        70.3%       $121,543       1.47x
 277   Homestead Apartments                        $1,300,000        76.7%       $102,777       1.28x
 278   4th Avenue West Estates                     $1,600,000        62.3%       $132,903       1.24x
 279   Long Point Plaza Apartments                 $1,240,000        77.3%       $123,475       1.33x
 280   Treaty Oaks Apartments                      $1,300,000        73.1%       $118,484       1.41x
 281   Wilshire Estates MHP                        $1,360,000        69.4%       $139,610       1.34x
 282   Hollywood Video                             $1,260,000        73.2%       $114,457       1.28x
 283   5 Milk Street                               $1,775,000        50.7%       $113,342       1.42x
 284   Cardi Building                              $1,300,000        69.2%       $106,667       1.34x
 285   Boulevard of Chevy Chase Apartments         $1,150,000        78.1%       $ 95,177       1.30x
 286   10 McKinley Street                          $1,160,000        73.3%       $ 96,493       1.28x
 287   Londonaire Townhouses                       $1,100,000        77.2%       $ 97,434       1.54x
 288   Heon Court Apartments                       $1,060,000        79.2%       $101,399       1.42x
 289   One Cameron Place                           $1,160,000        71.1%       $ 96,834       1.32x
 290   197 U.S. Route One                          $1,100,000        74.9%       $101,481       1.41x
 291   980 Forest Avenue                           $1,130,000        71.5%       $ 89,544       1.26x
 292   Chandler's Crossing Apartments              $1,000,000        79.8%       $ 94,648       1.34x
 293   Kingswood Apartments                        $1,150,000        68.2%       $ 95,122       1.23x
 294   4525-4535 McEwen Road                       $1,140,000        65.8%       $ 90,309       1.33x
 295   Doms Metroplex Park                         $1,330,000        56.4%       $ 89,803       1.35x

                                                                               Units/
                                                                              Sq. Ft./
                                                                               Rooms/      Fee Simple/
  #    Property Name (1)                               Property Type            Pads        Leasehold
 ---   -----------------                               -------------          --------     -----------
 296   Baxter Mills Apartments                         Multifamily                25           Fee
 297   Seven Eleven                                    Retail                  7,800           Fee
 298   Royal North Apartments                          Multifamily                85           Fee
 299   3314 Mount Pleasant Apartments                  Multifamily                36           Fee
 300   Virginia Apartments                             Multifamily                31           Fee
 301   Pagewood Oval Apartments                        Multifamily                30           Fee
 302   Creekview Condominiums                          Multifamily                22           Fee
 303   Park Hill Apartments                            Multifamily                32           Fee
 304   Amherst Gardens                                 Manufactured Housing       53           Fee
 305   Arlington Arms Apartments                       Multifamily                19           Fee
 306   Rebecca Apartments                              Multifamily                50           Fee
 307   Barstow Plaza                                   Retail                 64,874           Fee
 308   Fleur de Lis Apartments                         Multifamily                31           Fee
 309   2602 Penny Lane                                 Multifamily                20           Fee
 310   3246 Navarre Avenue                             Office                  9,816           Fee
 311   Tara Apartments                                 Multifamily                16           Fee
 312   Mark V Apartments                               Multifamily                16           Fee
 313   Hallmark Apartments                             Multifamily                16           Fee
 314   Mirage Apartments                               Multifamily                18           Fee
 315   Main Street Studios                             Multifamily                 5           Fee
 316   Summertree Apartments                           Multifamily                48           Fee
 317   Prestige State Bank                             Retail                  3,305           Fee
 318   Masonic Temple                                  Office                 17,074           Fee


       Total/Weighted Average

       Maximum:
       Minimum:


                                                                           Later of                               Occupancy
                                                                          Year Built/                              Rate at
  #    Property Name (1)                                                Year Renovated                             U/W (6)
 ---   -----------------                                                --------------                            ---------
 296   Baxter Mills Apartments                                              1990                                   100.0%
 297   Seven Eleven                                                         1996                                   100.0%
 298   Royal North Apartments                                               1997                                    98.0%
 299   3314 Mount Pleasant Apartments                                       1922                                   100.0%
 300   Virginia Apartments                                                  1996                                   100.0%
 301   Pagewood Oval Apartments                                             1998                                   100.0%
 302   Creekview Condominiums                                               1984                                   100.0%
 303   Park Hill Apartments                                                 1986                                   100.0%
 304   Amherst Gardens                                                      1950                                   100.0%
 305   Arlington Arms Apartments                                            1996                                   100.0%
 306   Rebecca Apartments                                                   1992                                    92.0%
 307   Barstow Plaza                                                        1974                                    85.0%
 308   Fleur de Lis Apartments                                              1973                                   100.0%
 309   2602 Penny Lane                                                      1995                                   100.0%
 310   3246 Navarre Avenue                                                  1988                                   100.0%
 311   Tara Apartments                                                      1980                                   100.0%
 312   Mark V Apartments                                                    1969                                   100.0%
 313   Hallmark Apartments                                                  1997                                   100.0%
 314   Mirage Apartments                                                    1998                                   100.0%
 315   Main Street Studios                                                  1997                                   100.0%
 316   Summertree Apartments                                                1974                                    96.0%
 317   Prestige State Bank                                                  1997                                   100.0%
 318   Masonic Temple                                                       1971                                    94.0%


       Total/Weighted Average                                               1988                                    95.9%
                                                                            ==============================================
       Maximum:                                                             1998         100.0%         100.0%     100.0%
       Minimum:                                                             1922          35.0%           0.0%      35.0%


                                                    Appraised      Cut-off Date   U/W            U/W
   #    Property Name (1)                             Value         LTV Ratio    NCF(7)        DSCR(8)
  ---   -----------------                           ---------      ------------  ------        -------
 296   Baxter Mills Apartments                       $925,000        79.9%        $92,454       1.42x
 297   Seven Eleven                                  $985,000        73.5%        $84,552       1.36x
 298   Royal North Apartments                        $980,000        73.6%        $92,310       1.37x
 299   3314 Mount Pleasant Apartments                $950,000        74.6%        $87,541       1.35x
 300   Virginia Apartments                           $880,000        79.5%        $87,729       1.43x
 301   Pagewood Oval Apartments                      $960,000        70.2%        $86,977       1.48x
 302   Creekview Condominiums                        $790,000        79.7%        $80,206       1.44x
 303   Park Hill Apartments                          $940,000        65.4%        $72,749       1.58x
 304   Amherst Gardens                             $1,000,000        59.9%        $94,905       1.82x
 305   Arlington Arms Apartments                     $740,000        79.0%        $66,559       1.34x
 306   Rebecca Apartments                            $700,000        74.7%        $72,425       1.32x
 307   Barstow Plaza                               $2,000,000        25.0%       $107,050       2.34x
 308   Fleur de Lis Apartments                       $625,000        79.8%        $60,581       1.27x
 309   2602 Penny Lane                               $605,000        79.9%        $61,456       1.40x
 310   3246 Navarre Avenue                           $610,000        74.9%        $51,751       1.28x
 311   Tara Apartments                               $630,000        71.3%        $54,332       1.26x
 312   Mark V Apartments                             $560,000        74.9%        $49,057       1.29x
 313   Hallmark Apartments                           $510,000        78.3%        $51,245       1.37x
 314   Mirage Apartments                             $485,000        79.9%        $46,134       1.28x
 315   Main Street Studios                           $600,000        63.3%        $42,386       1.28x
 316   Summertree Apartments                         $525,000        70.5%        $46,162       1.31x
 317   Prestige State Bank                           $500,000        71.9%        $43,276       1.28x
 318   Masonic Temple                                $560,000        62.4%        $44,497       1.40x


       Total/Weighted Average                  $   16,928,855        71.7%     $1,443,870       1.45x
                                               ======================================================
       Maximum:                                $  105,000,000        91.3%     $8,387,294       2.79x
       Minimum:                                $       95,000        25.0%     $   11,043       1.06x


 (1A) The Mortgage Loans secured by 250 South Clinton, Steelway North & South, 1001 and 1011 AIP Drive, Northeast Industrial Building #21, 507 Plum Street, 3530 East Pike, Northeast Industrial Building #8, Northeast Industrial Building #22, 4, 5 & 8 Marway, 16725 Square Drive and One Clinton Square, respectively, are cross-collateralized and cross-defaulted.
 (1B) The Mortgage Loans secured by The Hughes Center at Rancho Niguel and The Edwards Center at Rancho Niguel, respectively, are cross-collateralized and cross-defaulted.
 (1C) The Mortgage Loans secured by Rivertree Court Shopping Center, Woodland Heights Shopping Center, Winnetka Commons Shopping Center, Berwyn Plaza Shopping Center and Walgreen's Store, respectively, are cross-collateralized and cross-defaulted in a 10 Year Interest Only Loan.
 (1D) The Mortgage Loans secured by Blue Ash Portfolio, Springdale Office Center, Executive Center East and McDonald's, respectively, are cross-collateralized and cross-defaulted.
 (1E)  The Mortgage Loans secured by Storage Box/Stowaway Storage and
       Maplewood MHP, respectively, are cross-collateralized and cross-defaulted.
 (1F) The Mortgage Loans secured by Run in Foods DP #4, Run in Foods Unit DP#7, Run in Foods #401, Run in Foods #406, Run in Foods #402, Run in Foods #403, Run in Foods # 404, Run in Foods Unit #410, respectively, are cross-collateralized and cross-defaulted. The appraised value of each such Mortgage Loan includes as estimated enterprise value and an appraised real estate value. The aggregate of the appraised real estate values of such Mortgage Loans is $8,910,000.
 (1G) The Mortgage Loans secured by Super 8-Midtown, Super 8-East and Super 8-West, respectively, are cross-collateralized and cross-defaulted.
 (1H) The Mortgage Loans secured by Mission Industrial Park and Jurupa Business Park, respectively, are cross-collateralized and cross-defaulted.
 (1I) The Mortgage Loans secured by St. Charles Apartments and St. James Apartments, respectively, are cross-collateralized and cross-defaulted.
  (2) Embassy Crossing Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.
  (3) Green's Corner has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.
  (4) Windlands Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.
  (5) The Mortgage Loan secured by Rite Aid - Kennebunk provides for an increase in the amount of the monthly payment in June 2008. The Underwritten DSCR presented herein with respect to the mortgage loan is based on monthly payment in effect as of November 1, 1998.
  (6)  Does not include any Mortgage Loans secured by hotel properties.
  (7) Underwriting NCF reflects the Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
  (8) In the case of Rivertree Court Shopping Center, Woodland Heights Shopping Center, Winnetka Commons Shopping Center, Berwyn Plaza Shopping Center, Walgreen's Store, Embassy Crossing Shopping Center, Green's Corner and Windlands Shopping Center the U/W DSCR is based on the amount of the monthly payments in effect during the interest only period.

                            Mortgage Loans by State


                                                                           Weighted                         Weighted
                                              Percentage                   Average                           Average    Weighted
                                Aggregate     of Initial      Aggregate    Cut-off                Weighted  Occupancy   Average
                      Number   Cut-off Date     Pool          Appraised     Date      Aggregate   Average    Rate at   Year Built/
State                of Loans  Balance (1)     Balance          Value     LTV Ratio   U/W NCF (2) U/W DSCR    U/W (3) Renovated (4)
-----                -------- --------------  ----------   -------------- ---------  ------------ --------- --------- ------------
New York                 19   $  154,801,544     13.5%     $  208,145,000   74.6%    $ 17,859,305   1.38 x     97.1%     1992
California               40      146,280,556     12.7%        215,390,000   70.5%      17,483,012   1.43       97.2%     1987
Texas                    49      126,669,319     11.0%        169,520,000   75.2%      14,580,446   1.38       95.4%     1989
Florida                  28      124,531,155     10.8%        163,275,000   76.5%      14,349,634   1.35       92.1%     1989
Illinois                 19      114,954,487     10.0%        176,785,000   66.9%      15,740,589   1.67       97.7%     1982
Alabama                   8       41,466,616      3.6%         61,650,000   68.4%       5,435,689   1.38       91.5%     1988
Ohio                      8       35,221,293      3.1%         48,370,000   73.1%       4,240,107   1.47       97.2%     1991
Michigan                 15       33,480,789      2.9%         46,560,000   74.0%       4,007,915   1.46       96.5%     1988
Georgia                  10       32,127,477      2.8%         43,160,000   74.7%       3,624,479   1.33       96.1%     1990
New Jersey               15       30,109,909      2.6%         45,175,000   67.4%       3,589,442   1.36       95.5%     1983
Delaware                  3       25,094,202      2.2%         38,375,000   65.4%       3,762,951   1.78       95.0%     1997
Nevada                    7       24,488,918      2.1%         44,150,000   58.6%       3,845,644   1.84       94.2%     1984
Indiana                   6       24,269,700      2.1%         39,400,000   62.2%       3,208,427   1.58       89.4%     1987
Maine                    12       20,229,446      1.8%         27,878,000   73.8%       2,466,521   1.34       98.9%     1992
Kentucky                  2       18,699,449      1.6%         25,550,000   73.4%       2,575,287   1.56      100.0%     1986
Virginia                  6       15,808,290      1.4%         21,465,000   73.7%       1,812,860   1.41       98.4%     1989
Maryland                  5       15,466,886      1.3%         20,010,000   77.4%       1,725,680   1.37       96.8%     1994
Washington               10       15,306,626      1.3%         21,955,000   70.6%       1,941,817   1.45       96.6%     1983
Tennessee                 3       14,296,114      1.2%         19,745,000   72.7%       1,848,783   1.42       99.3%     1990
Colorado                  3       13,312,021      1.2%         25,387,000   58.3%       1,535,085   1.35       84.4%     1991
North Carolina            6       12,911,793      1.1%         19,495,000   67.7%       1,471,987   1.34       94.8%     1989
New Hampshire            10       11,674,965      1.0%         15,205,000   77.5%       1,553,062   1.54       99.7%     1989
New Mexico                4       11,527,526      1.0%         20,461,000   58.0%       1,821,243   1.74       99.0%     1990
Connecticut               4        9,978,097      0.9%         14,180,000   70.6%       1,271,298   1.43       96.6%     1988
Pennsylvania              2        9,375,638      0.8%         12,550,000   75.7%       1,063,928   1.37      100.0%     1987
Missouri                  2        8,955,903      0.8%         11,300,000   79.3%       1,069,982   1.51       96.5%     1993
Minnesota                 3        8,442,513      0.7%         12,850,000   67.7%       1,058,693   1.64       98.2%     1993
Massachusetts             2        8,363,379      0.7%         11,330,000   73.8%         911,549   1.28       96.7%     1995
Kansas                    2        8,222,475      0.7%         11,100,000   74.1%         896,468   1.29       96.3%     1989
South Carolina            3        7,484,601      0.7%          9,526,000   78.6%         864,272   1.33       98.5%     1983
Arkansas                  1        6,323,887      0.5%         10,353,000   61.1%         875,698   1.58      100.0%     1980
Alaska                    2        6,232,196      0.5%          8,588,000   72.6%         822,781   1.58       96.7%     1991
Wisconsin                 2        5,789,389      0.5%          9,100,000   63.6%         755,262   1.63       95.4%     1981
Louisiana                 3        3,091,236      0.3%          3,925,000   78.9%         340,982   1.29       99.5%     1978
Oregon                    1        2,350,000      0.2%          3,300,000   71.2%         253,374   1.44      100.0%     1962
Vermont                   1        1,495,445      0.1%          2,000,000   74.8%         215,809   1.35       93.0%     1997
Rhode Island              1        1,295,859      0.1%          1,760,000   73.6%         135,737   1.25       97.0%     1998
District of Columbia      1          708,625      0.1%            950,000   74.6%          87,541   1.35      100.0%     1922
                        ---   --------------    -----      --------------   ----     ------------   ----       ----      ----
Total/Weighted Average: 318   $1,150,838,323    100.0%     $1,639,918,000   71.7%    $141,103,339   1.45 x     95.9%     1988
                        ===   ==============    =====      ==============   ====     ============   ====       ====      ====

(1) Assumes a Cut-off Date of November 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3) Does not reflect any Mortgage Loans secured by hotel properties.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                         Mortgage Loans by Property Type


                                                                                                       Weighted
                                                 Aggregate        Percentage of        Aggregate        Average
                                  Number        Cut-off Date         Initial           Appraised      Cut-off Date     Aggregate
Property Type                    of Loans       Balance (1)       Pool Balance           Value         LTV Ratio       U/W NCF (2)
-------------                    --------       -----------       ------------           -----         ---------       -----------

Multifamily                         115      $  326,719,842           28.4%        $  441,050,000         74.6%     $  37,552,791
Office                               45         239,993,623           20.9%           337,988,000         71.8%        27,611,766
Retail                               67         237,764,987           20.7%           348,835,000         70.7%        29,454,872
Hotel                                28         156,283,925           13.6%           249,795,000         64.4%        23,466,619
Industrial                           22          76,729,036            6.7%           103,690,000         74.9%         9,172,468
Mixed Use                             8          47,203,923            4.1%            63,100,000         75.0%         5,450,121
Manufactured Housing                 21          45,599,793            4.0%            67,930,000         69.0%         5,725,810
Other                                 8           8,623,821            0.7%            12,240,000         70.5%         1,380,605
Self Storage                          1           6,140,513            0.5%             8,850,000         69.4%           725,163
Credit Tenant Lease                   3           5,778,860            0.5%             6,440,000         89.8%           563,124
                                    ---      --------------          -----         --------------         ----       ------------
Total/Weighted Average:             318      $1,150,838,323          100.0%        $1,639,918,000         71.7%      $141,103,339
                                    ===      ==============          =====         ==============         ====       ============

                                                Weighted
                                                 Average        Weighted
                                 Weighted       Occupancy        Average
                                  Average        Rate at       Year Built/
Property Type                    U/W DSCR        U/W (3)      Renovated (4)
-------------                   ---------       --------     --------------
Multifamily                        1.41 x         96.4%          1984
Office                             1.37           95.5%          1991
Retail                             1.51           95.7%          1990
Hotel                              1.64            -             1991
Industrial                         1.39           98.4%          1989
Mixed Use                          1.36           96.6%          1990
Manufactured Housing               1.53           92.5%          1977
Other                              1.52          100.0%          1987
Self Storage                       1.35           73.0%          1996
Credit Tenant Lease                1.11          100.0%          1998
                                   ----          -----           ----
Total/Weighted Average:            1.45 x         95.9%          1988
                                   ====          =====           ====

(1)  Assumes a Cut-off Date of November 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3)  Does not reflect any Mortgage Loans secured by hotel properties.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                   Underwriting Debt Service Coverage Ratios

                                                                                                                Weighted
                                                Aggregate           Percentage of          Aggregate            Average
      Range of              Number            Cut-off Date            Initial              Appraised          Cut-off Date
      U/W DSCRs            of Loans           Balance (1)           Pool Balance             Value              LTV Ratio
      ---------            --------           -----------           ------------             -----              ---------

1.060 x   -    1.190           4           $    7,371,003               0.6%          $    8,340,000              88.5%
1.200     -    1.290          50              157,251,987              13.7%             212,516,000              74.6%
1.300     -    1.390         105              453,304,314              39.4%             628,236,000              73.3%
1.400     -    1.490          70              196,457,907              17.1%             264,550,000              74.7%
1.500     -    1.590          42              149,170,940              13.0%             209,451,000              71.7%
1.600     -    1.690          18               80,056,381               7.0%             121,910,000              66.2%
1.700     -    1.790           7               38,832,197               3.4%              62,450,000              62.9%
1.800     -    1.890           6               14,083,601               1.2%              21,980,000              64.8%
1.900     -    1.990           6               16,129,410               1.4%              29,485,000              58.8%
2.000     -    2.790 x        10               38,180,583               3.3%              81,000,000              48.9%
                             ---           --------------             -----           --------------              ----
Total/Weighted Average:      318           $1,150,838,323             100.0%          $1,639,918,000              71.7%
                             ===           ==============             =====           ==============              ====

                                                                     Average         Weighted
                                                  Weighted         Occupancy          Average
      Range of               Aggregate             Average          Rate at         Year Built/
      U/W DSCRs             U/W NCF (2)           U/W DSCR          U/W (3)         Renovated (4)
      ---------             -----------           --------          -------         -------------

1.060 x   -    1.190      $    726,291             1.11 x           100.0%              1998
1.200     -    1.290        17,351,440             1.26              95.9%              1988
1.300     -    1.390        50,678,435             1.34              95.3%              1991
1.400     -    1.490        23,324,857             1.44              96.2%              1985
1.500     -    1.590        20,091,547             1.54              97.8%              1986
1.600     -    1.690        11,386,852             1.63              95.3%              1985
1.700     -    1.790         5,884,068             1.76              98.9%              1995
1.800     -    1.890         2,143,400             1.83              97.1%              1981
1.900     -    1.990         2,836,564             1.94              90.4%              1984
2.000     -    2.790 x       6,679,885             2.32              97.5%              1987
                          ------------             ----              ----               ----
Total/Weighted Average:   $141,103,339             1.45 x            95.9%              1988
                          ============             ====              ====               ====

Maximum Underwriting DSCR:                                                    2.79 x
Minimum Underwriting DSCR:                                                    1.06 x
Wtd. Avg. Underwriting DSCR:                                                  1.45 x

(1)  Assumes a Cut-off Date of November 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3)  Does not reflect any Mortgage Loans secured by hotel properties.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.



                        Cut-off Date Loan-to-Value Ratios


                                                                                                                Weighted
       Range of                                Aggregate           Percentage of           Aggregate             Average
     Cut-off Date           Number           Cut-off Date             Initial              Appraised          Cut-off Date
      LTV Ratios           of Loans           Balance (1)           Pool Balance             Value              LTV Ratio
      ----------           --------           -----------           ------------             -----              ---------

 25.00%   -    49.99%         14           $   34,285,947               3.0%          $   86,135,000              41.0%
 50.00%   -    59.99%         21               82,798,073               7.2%             147,985,000              56.1%
 60.00%   -    69.99%         67              204,717,299              17.8%             310,365,000              66.1%
 70.00%   -    74.99%        107              395,506,560              34.4%             546,159,000              72.4%
 75.00%   -    79.99%         86              297,118,620              25.8%             380,024,000              78.2%
 80.00%   -    91.30%         23              136,411,825              11.9%             169,250,000              80.6%
                             ---           --------------             -----           --------------              ----
Total/Weighted Average:      318           $1,150,838,323             100.0%          $1,639,918,000              71.7%
                             ===           ==============             =====           ==============              ====

                                                                     Weighted
                                                                      Average            Weighted
       Range of                                     Weighted         Occupancy            Average
     Cut-off Date               Aggregate            Average          Rate at          Year Built/
      LTV Ratios               U/W NCF (2)          U/W DSCR          U/W (3)          Renovated (4)
      ----------               -----------          --------          -------          -------------

 25.00%   -    49.99%        $  5,587,542             1.90 x            94.3%              1985
 50.00%   -    59.99%          12,102,194             1.77              92.7%              1990
 60.00%   -    69.99%          27,814,073             1.54              96.3%              1987
 70.00%   -    74.99%          47,193,682             1.40              95.6%              1989
 75.00%   -    79.99%          32,894,296             1.35              95.7%              1988
 80.00%   -    91.30%          15,511,552             1.39              98.3%              1989
                             ------------             ----              ----               ----
Total/Weighted Average:      $141,103,339             1.45 x            95.9%              1988
                             ============             ====              ====               ====

Maximum Cut-off Date LTV Ratio:                                               91.3%
Minimum Cut-off Date LTV Ratio:                                               25.0%
Wtd. Avg. Cut-off Date LTV Ratio:                                             71.7%

(1)  Assumes a Cut-off Date of November 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3)  Does not reflect any Mortgage Loans secured by hotel properties.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                         Original Amortization Terms (1)


                                                                                                                       Weighted
   Range of                                                                       Weighted                             Average
   Original                         Aggregate     Percentage of    Aggregate       Average                 Weighted    Occupancy
 Amortization           Number    Cut-off Date       Initial       Appraised    Cut-off Date   Aggregate    Average     Rate at
Terms (Months)         of Loans    Balance (2)     Pool Balance      Value       LTV Ratio    U/W NCF (3)  U/W DSCR    U/W (4)
--------------         --------   -----------      ------------      -----      ------------  -----------  --------    -------
120    -    239           15     $   39,716,454        3.5%       $  66,770,000     62.4%    $  6,084,866    1.42 x     96.7%
240    -    299           38         96,466,145        8.4%         144,656,000     68.8%      13,804,377    1.50       99.2%
300    -    311          122        404,230,431       35.1%         587,321,000     69.9%      50,418,569    1.45       95.6%
312    -    360          138        585,425,294       50.9%         791,221,000     74.8%      66,727,671    1.41       95.7%
                         ---     --------------       ----       --------------     ----     ------------    ----       ----
Total/Weighted Average:  313     $1,125,838,323       97.8%      $1,589,968,000     72.1%    $137,035,483    1.43 x     95.9%
                         ===     ==============       ====       ==============     ====     ============    =====      =====

   Range of                 Weighted
   Original                  Average
 Amortization              Year Built/
Terms (Months)            Renovated (5)
--------------            -------------
120    -    239              1991
240    -    299              1988
300    -    311              1990
312    -    360              1986
                             ----
Total/Weighted Average:      1988
                             ====



Maximum Original Amortization Term (Months):          360
Minimum Original Amortization Term (Months):          120
Wtd. Avg. Original Amortization Term (Months):        322



(1) Excludes Mortgage Loans that require payment of interest only until maturity.
(2) Assumes a Cut-off Date of November 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4) Does not reflect any Mortgage Loans secured by hotel properties.
(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.



                      Original Terms to Stated Maturity (1)


                                                                                                                    Weighted
                                                                            Weighted                                 Average
      Range of                     Aggregate   Percentage of   Aggregate     Average                    Weighted    Occupancy
   Original Terms       Number   Cut-off Date    Initial       Appraised   Cut-off Date   Aggregate     Average     Rate at
to Maturity (Months)   of Loans   Balance (2)  Pool Balance      Value      LTV Ratio    U/W NCF (3)    U/W DSCR     U/W (4)
--------------------   --------  ------------  ------------      -----     ------------  -----------    --------     -------
  60    -    108           4    $   14,628,403     1.3%     $   20,100,000     74.7%     $  1,697,612    1.32 x       89.6%
 109    -    120         267       996,231,849    86.6%      1,408,342,000      2.1%      120,456,729    1.45         95.7%
 121    -    204          29        84,763,343     7.4%        125,226,000     68.7%       11,144,637    1.44         97.8%
 205    -    300          18        55,214,729     4.8%         86,250,000     67.4%        7,804,361    1.51         99.4%
                         ---    --------------   -----      --------------     ----      ------------    ----         ----
Total/Weighted Average:  318    $1,150,838,323   100.0%     $1,639,918,000     71.7%     $141,103,339    1.45 x       95.9%
                         ===    ==============   =====      ==============     =====     ============    ====         ====

                           Weighted
      Range of              Average
   Original Terms         Year Built/
to Maturity (Months)     Renovated (5)
--------------------     -------------
  60    -    108             1984
 109    -    120             1988
 121    -    204             1990
 205    -    300             1994
                             ----
                             1988
                             ====



Maximum Original Term to Maturity (Months):        300
Minimum Original Term to Maturity (Months):         60
Wtd. Avg. Original Term to Maturity (Months):      130



(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Assumes a Cut-off Date of November 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4) Does not reflect any Mortgage Loans secured by hotel properties.
(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                        Remaining Amortization Terms (1)

                                                                                                              Weighted
                                                                             Weighted                          Average    Weighted
                                  Aggregate   Percentage of    Aggregate     Average                 Weighted Occupancy   Average
Range of Remaining      Number   Cut-off Date    Initial       Appraised   Cut-off Date  Aggregate   Average   Rate at  Year Built/
Amort. Terms (Months)  of Loans   Balance (2)  Pool Balance      Value       LTV Ratio   U/W NCF (3) U/W DSCR  U/W (4)  Renovated(5)
---------------------  --------  ------------ -------------    ---------   ------------  ----------  --------  -------- -----------
   118   -   177          4     $   6,211,994      0.5%     $   13,010,000     54.7%    $  1,147,201   1.44 x    90.5%     1979
   178   -   237         25        59,195,401      5.1%         89,412,000     67.5%       8,522,449   1.41      99.1%     1993
   238   -   273         22        66,580,075      5.8%        102,354,000     67.7%       9,654,386   1.53      99.1%     1986
   274   -   297         35       138,013,685     12.0%        204,403,000     69.5%      17,466,931   1.44      94.3%     1990
   298   -   333         90       271,411,875     23.6%        390,828,000     70.1%      33,631,955   1.45      96.2%     1991
   334   -   355         24       120,544,264     10.5%        158,330,000     76.5%      13,302,724   1.34      93.5%     1989
   356   -   360        113       463,881,029     40.3%        631,631,000     74.4%      53,309,837   1.43      96.2%     1986
                        ---    --------------     ----      --------------     ----     ------------   ----      ----      ----
Total/Weighted Average: 313     $1,125,838,323    97.8%     $1,589,968,000     72.1%    $137,035,483   1.43 x    95.9%     1988
                        ===     ==============    ====      ==============     ====     ============   ====      ====      ====

Maximum Remaining Amortization Term (Months):      360
Minimum Remaining Amortization Term (Months):      118
Wtd. Avg. Remaining Amortization Term (Months):    319


(1) Excludes Mortgage Loans that require payment of interest only until maturity.
(2) Assumes a Cut-off Date of November 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4) Does not reflect any Mortgage Loans secured by hotel properties.
(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.



                     Remaining Terms to Stated Maturity (1)


                                                                                                              Weighted
                                                                             Weighted                          Average   Weighted
Range of Remaining                Aggregate   Percentage of    Aggregate     Average                 Weighted Occupancy  Average
Terms to Stated         Number   Cut-off Date    Initial       Appraised   Cut-off Date   Aggregate  Average   Rate at  Year Built/
Maturity (Months)      of Loans   Balance (2)  Pool Balance      Value       LTV Ratio   U/W NCF (3) U/W DSCR  U/W (4)  Renovated(5)
---------------------  --------  ------------ -------------    ---------   ------------  ----------  -------- --------  ------------
   56    -    91          4     $  14,628,403      1.3%     $   20,100,000     74.7%    $  1,697,612   1.32 x    89.6%     1984
   92    -   127        267       996,231,849     86.6%      1,408,342,000     72.1%     120,456,729   1.45      95.7%     1988
  128    -   163          4        10,100,734      0.9%         16,015,000     63.7%       1,385,431   1.34      97.3%     1991
  164    -   187         24        72,415,800      6.3%        105,211,000     69.8%       9,425,460   1.44      97.8%     1989
  188    -   300         19        57,461,537      5.0%         90,250,000     66.9%       8,138,107   1.52      99.5%     1994
                        ---    --------------     ----      --------------     ----     ------------   ----      ----      ----
Total/Weighted Average: 318     $1,150,838,323   100.0%     $1,639,918,000     71.7%    $141,103,339   1.45 x    95.9%     1988
                        ===     ==============    ====      ==============     ====     ============   ====      ====      ====

Maximum Remaining Term to Maturity (Months):       299
Minimum Remaining Term to Maturity (Months):        56
Wtd. Avg. Remaining Term to Maturity (Months):     127

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Assumes a Cut-off Date of November 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4) Does not reflect any Mortgage Loans secured by hotel properties.
(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                                 Mortgage Rates


                                                                                                          Weighted
                                           Aggregate          Percentage of          Aggregate              Average
      Range of             Number         Cut-off Date           Initial             Appraised           Cut-off Date
   Mortgage Rates         of Loans        Balance (1)          Pool Balance            Value               LTV Ratio
   --------------         --------        -----------          ------------            -----               ---------
5.780%   -    6.499%         13         $   23,086,339             2.0%          $   31,983,000              73.5%
6.500%   -    6.749%         20             90,570,572             7.9%             123,370,000              74.7%
6.750%   -    6.999%         69            355,720,449            30.9%             491,821,000              72.9%
7.000%   -    7.249%         89            297,084,055            25.8%             451,586,000              68.4%
7.250%   -    7.499%         57            199,229,167            17.3%             281,788,000              71.4%
7.500%   -    7.999%         53            165,037,040            14.3%             232,205,000              72.9%
8.000%   -    8.520%         17             20,110,702             1.7%              27,165,000              74.2%
                            ---         --------------           -----           --------------              ----
Total/Weighted Average:     318         $1,150,838,323           100.0%          $1,639,918,000              71.7%
                            ===         ==============           =====           ==============              ====

                                                                   Weighted
                                                                   Average          Weighted
                                                  Weighted        Occupancy         Average
      Range of                Aggregate            Average         Rate at        Year Built/
   Mortgage Rates            U/W NCF (2)          U/W DSCR         U/W (3)       Renovated (4)
   --------------            -----------          --------         -------       -------------
5.780%   -    6.499%       $  2,762,047             1.56 x          98.0%            1980
6.500%   -    6.749%         10,183,590             1.44            97.9%            1987
6.750%   -    6.999%         41,475,746             1.40            96.0%            1991
7.000%   -    7.249%         37,537,505             1.53            94.8%            1988
7.250%   -    7.499%         25,676,149             1.45            93.7%            1988
7.500%   -    7.999%         20,660,340             1.44            98.2%            1985
8.000%   -    8.520%          2,807,962             1.42            97.5%            1987
                           ------------             ----            ----             ----
Total/Weighted Average:    $141,103,339             1.45 x          95.9%            1988
                           ============             ====            ====             ====

Maximum Mortgage Rate:                     8.520%          per annum
Minimum Mortgage Rate:                     5.780%          per annum
Wtd. Avg. Mortgage Rate:                   7.120%          per annum

(1)  Assumes a Cut-off Date of November 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3)  Does not reflect any Mortgage Loans secured by hotel properties.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.




                            Cut-off Date Balances (1)


                                                                                                                       Weighted
                                                        Aggregate           Percentage of           Aggregate            Average
            Range of                     Number        Cut-off Date           Initial              Appraised         Cut-off Date
       Cut-off Date Balances            of Loans        Balance (1)         Pool Balance             Value             LTV Ratio
       ---------------------            --------        -----------         ------------             -----             ---------
$   66,820     -          749,999          29         $   15,014,106             1.3%          $   23,325,000            68.8%
   750,000     -        1,249,999          46             46,431,094             4.0%              68,892,000            69.3%
 1,250,000     -        1,999,999          80            127,909,110            11.1%             182,168,000            71.9%
 2,000,000     -        2,999,999          52            128,671,273            11.2%             183,475,000            71.2%
 3,000,000     -        3,999,999          28             97,937,154             8.5%             139,075,000            72.4%
 4,000,000     -        4,999,999          18             82,226,680             7.1%             129,890,000            66.3%
 5,000,000     -        5,999,999          21            113,468,259             9.9%             162,360,000            71.7%
 6,000,000     -        9,999,999          28            200,699,738            17.4%             285,453,000            71.6%
10,000,000     -       14,999,999           5             60,897,135             5.3%              80,580,000            75.8%
15,000,000     -       19,999,999           5             91,355,236             7.9%             126,500,000            73.6%
20,000,000     -       24,999,999           4             86,401,890             7.5%             117,200,000            74.3%
25,000,000     -      $75,000,000           2             99,826,649             8.7%             141,000,000            70.8%
                                          ---         --------------           -----           --------------            ----
Total/Weighted Average:                  318          $1,150,838,323           100.0%          $1,639,918,000            71.7%
                                         ===          ==============           =====           ==============            ====

                                                                                Weighted
                                                                                Average         Weighted
                                                                 Weighted      Occupancy        Average
            Range of                        Aggregate            Average        Rate at        Year Built/
       Cut-off Date Balances               U/W NCF (2)           U/W DSCR       U/W (3)       Renovated (4)
       ---------------------               -----------           --------       -------       -------------
$   66,820     -          749,999       $  2,019,531              1.53 x         98.9%            1983
   750,000     -        1,249,999          6,118,158              1.47           97.3%            1983
 1,250,000     -        1,999,999         15,606,555              1.42           96.7%            1985
 2,000,000     -        2,999,999         15,726,696              1.45           96.0%            1986
 3,000,000     -        3,999,999         11,957,236              1.46           96.0%            1987
 4,000,000     -        4,999,999         10,591,568              1.49           97.4%            1991
 5,000,000     -        5,999,999         14,077,689              1.48           96.1%            1986
 6,000,000     -        9,999,999         23,546,098              1.39           93.4%            1991
10,000,000     -       14,999,999          6,743,709              1.36           95.4%            1988
15,000,000     -       19,999,999         11,726,733              1.60           97.6%            1990
20,000,000     -       24,999,999         11,158,179              1.51           95.3%            1990
25,000,000     -      $75,000,000         11,831,187              1.40           96.5%            1991
                                        ------------              ----           ----             ----
Total/Weighted Average:                 $141,103,339              1.45 x         95.9%            1988
                                        ============              ====           ====             ====

Maximum Cut-off Date Balance:                         $74,826,649
Minimum Cut-off Date Balance:                             $66,884
Average Cut-off Date Balance:                          $3,618,988

(1)  Assumes a Cut-off Date of November 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3)  Does not reflect any Mortgage Loans secured by hotel properties.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                        Years Built/Years Renovated (1)



                                                                                             Weighted
       Range of                             Aggregate      Percentage of     Aggregate        Average                     Weighted
         Years               Number       Cut-off Date        Initial        Appraised     Cut-off Date      Aggregate    Average
    Built/Renovated         of Loans       Balance (2)     Pool Balance        Value         LTV Ratio      U/W NCF (3)   U/W DSCR
    ---------------         --------       -----------     ------------        -----         ---------      -----------   --------
1922      -      1950           4        $    4,497,304        0.4%          $ 6,275,000       72.3%           $ 565,204      1.48 x
1951      -      1960           3             4,304,632        0.4%            5,740,000       75.1%             523,054      1.38
1961      -      1970          23            43,656,728        3.8%           65,271,000       69.9%           5,291,183      1.46
1971      -      1980          51           160,213,866       13.9%          232,956,000       70.8%          19,888,828      1.48
1981      -      1990         105           382,571,841       33.2%          548,978,000       71.5%          48,176,869      1.49
1991      -      1998         132           555,593,952       48.3%          780,698,000       72.2%          66,658,201      1.42
                              ---        --------------      -----        --------------       ----         ------------      ----
 Total/Weighted Average:      318        $1,150,838,323      100.0%       $1,639,918,000       71.7%        $141,103,339      1.45 x
                              ===        ==============      =====        ==============       ====         ============      ====

                                  Weighted
                                   Average       Weighted
       Range of                   Occupancy      Average
         Years                     Rate at      Year Built/
    Built/Renovated                U/W (4)     Renovated (1)
    ---------------               --------    -------------
1922      -      1950              98.9%          1939
1951      -      1960              97.3%          1960
1961      -      1970              94.8%          1967
1971      -      1980              97.1%          1975
1981      -      1990              96.3%          1986
1991      -      1998              95.3%          1995
                                   ----           ----
 Total/Weighted Average:           95.9%          1988
                                   ====           ====

Most Recent Year Built/Renovated:                 1998
Oldest Year Built/Renovated:                      1922
Wtd. Avg. Year Built/Renovated:                   1988

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.
(2) Assumes a Cut-off Date of November 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4) Does not reflect any Mortgage Loans secured by hotel properties.




                       Occupancy Rates at Underwriting (1)

                                                                                                              Weighted
           Range of                                   Aggregate         Percentage of      Aggregate           Average
           Occupancy                 Number          Cut-off Date          Initial         Appraised        Cut-off Date
         Rates at U/W               of Loans          Balance (2)       Pool Balance         Value            LTV Ratio
--------------------------------------------------------------------------------------------------------------------------
35.0%          -          69.9%          2          $  4,342,940          0.4%            $ 7,100,000           62.6%
70.0%          -          79.9%          7            22,475,379          2.0%             36,250,000           66.1%
80.0%          -          89.9%         14            66,603,579          5.8%            103,865,000           67.4%
90.0%          -         100.0%        267           901,132,500         78.3%          1,242,908,000           73.4%
                                       ---          ------------         ----         ---------------           ----
    Total/Weighted Average:            290          $994,554,398         86.4%        $ 1,390,123,000           72.8%
                                       ===          ============         ====         ===============           ====


                                                                      Weighted
                                                                       Average       Weighted
           Range of                                    Weighted        Occupancy      Average
           Occupancy                 Aggregate         Average          Rate at      Year Built/
         Rates at U/W               U/W NCF (3)        U/W DSCR         U/W (1)     Renovated (4)
-------------------------------     -----------        --------         -------     -------------
35.0%          -          69.9%        $ 570,195         1.58 x          53.6%          1992
70.0%          -          79.9%        2,920,312         1.40            75.6%          1987
80.0%          -          89.9%        7,599,205         1.40            87.3%          1988
90.0%          -         100.0%      106,547,008         1.42            97.3%          1988
                                   -------------         ----            ----           ----
    Total/Weighted Average:        $ 117,636,720         1.42 x          95.9%          1988
                                   =============         ====            ====           ====

Maximum Occupancy Rate at Underwriting:                        100.0%
Minimum Occupancy Rate at Underwriting:                         35.0%
Wtd. Avg. Occupancy Rate at Underwriting:                       95.9%

(1) Does not include any Mortgage Loans secured by hotel properties.
(2) Assumes a Cut-off Date of November 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                   Prepayment Provision as of the Cutoff Date

                                                                                 Weighted       Weighted
                                                                                  Average        Average
                                                                                 Remaining      Remaining          Weighted
           Range of                               Aggregate    Percentage of      Lockout      Lockout Plus         Average
     Remaining Terms to         Number of       Cut-off Date     Initial         Period      Plus YM Period        Maturity
 Stated Maturity (years) (1)      Loans          Balance (2)    Pool Balance      (years)         (years)          (years)
 ---------------------------      -----         ------------    ------------      -------     --------------       ---------
      4.0    -    4.9                2           $ 5,338,800        0.5%             4.2           4.2                 4.7
      6.0    -    6.9                2             9,289,603        0.8%             1.9           4.3                 6.3
      9.0    -    9.9              206           774,588,849       67.3%             8.8           9.3                 9.8
     10.0    -   10.9               62           223,241,114       19.4%             8.8           9.5                10.0
     11.0    -   11.9                3             8,502,620        0.7%            11.4          11.4                11.9
     14.0    -   14.9               24            72,415,800        6.3%            14.1          14.2                14.8
     16.0    -   16.9                1             2,246,808        0.2%            16.3          16.3                16.8
     17.0    -   17.9                1             5,238,817        0.5%            17.4          17.4                17.9
     19.0    -   19.9               16            43,683,689        3.8%            18.7          19.2                19.8
     24.0    -   24.9                1             6,292,223        0.5%            24.4          24.4                24.9
                                   ---        --------------      ------            ----          ----                ----
Total/Weighted Average:            318        $1,150,838,323      100.0%             9.6          10.1                10.6
                                   ===        ==============      ======            ====          ====                ====



(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Assumes a Cut-off Date of November 1, 1998.




                      Prepayment Type as of the Cutoff Date


                                                                                Weighted     Weighted
                                                                                Average       Average
                                                                               Remaining     Remaining      Weighted
                                                  Aggregate     Percentage of   Lockout       Lockout       Average
                                  Number of     Cut-off Date       Initial      Period     Plus YM Period   Maturity
    Prepayment Type (1)             Loans        Balance (2)     Pool Balance   (years)       (years)        (years)
    -------------------           ---------     ------------    -------------   -------    --------------   --------
Lockout                                3       $    4,233,622       0.4%         6.9           6.9             8.2
Lockout/Defeasance                   249        1,044,119,603      90.7%        10.2          10.2            10.7
Lockout/Yield Maintenance             66          102,485,098       8.9%         3.6           9.2             9.9
                                     ---       --------------     -----         ----          ----            ----
Total/Weighted Average:              318       $1,150,838,323     100.0%         9.6          10.1            10.6
                                     ===       ==============     =====         ====          ====            ====

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Assumes a Cut-off Date of November 1, 1998.

                      Mortgage Pool Prepayment Profile (1)




Prepayment Provision            % of Pool    % of Pool   % of Pool   % of Pool    % of Pool   % of Pool   % of Pool    % of Pool
As of Cut-off Date               Nov-98        Nov-99      Nov-00      Nov-01       Nov-02      Nov-03      Nov-04       Nov-05
---------------------------------------------------------------------------------------------------------------------------------

                    Lock out    100.0%      100.0%       99.4%        96.4%       94.6%       91.2%        91.2%       91.7%

        Yield Maint. Premium      0.0%        0.0%        0.6%         3.6%        5.4%        8.0%         8.0%        8.3%

 1% to 5% Prepayment Premium      0.0%        0.0%        0.0%         0.0%        0.0%        0.0%         0.0%        0.0%

                       Other      0.0%        0.0%        0.0%         0.0%        0.0%        0.0%         0.0%        0.0%

                 Open Period      0.0%        0.0%        0.0%         0.0%        0.0%        0.8%         0.8%        0.0%

=================================================================================================================================
                      Total:    100.0%      100.0%      100.0%       100.0%      100.0%      100.0%       100.0%      100.0%
=================================================================================================================================

                 Outstanding
               Balance (mm):    $1,150.8    $1,136.4    $1,121.1     $1,104.1    $1,085.9    $1,061.2     $1,040.5    $1,009.3


            Number of Loans:        318         318         318          318         318         316          316         314

Prepayment Provision           % of Pool   % of Pool    % of Pool   % of Pool   % of Pool   % of Pool    % of Pool   % of Pool
As of Cut-off Date               Nov-06      Nov-07       Nov-08      Nov-09      Nov-10      Nov-11       Nov-12      Nov-13
---------------------------------------------------------------------------------------------------------------------------------


                    Lock out   91.7%        91.0%       96.4%       96.3%       96.1%        96.1%       93.4%       96.0%

        Yield Maint. Premium    8.3%         8.3%        3.2%        3.3%        1.4%         1.3%        1.3%        3.1%

 1% to 5% Prepayment Premium    0.0%         0.0%        0.0%        0.0%        0.0%         0.0%        0.0%        0.0%

                       Other    0.0%         0.0%        0.0%        0.0%        0.0%         0.0%        0.0%        0.0%

                 Open Period    0.0%         0.7%        0.4%        0.4%        2.5%         2.6%        5.3%        0.9%

=================================================================================================================================
                      Total:  100.0%       100.0%      100.0%      100.0%      100.0%       100.0%      100.0%      100.0%
=================================================================================================================================

                 Outstanding
               Balance (mm):  $985.2       $959.3       $97.4       $90.0       $81.0       $74.7        $67.9       $25.6


            Number of Loans:     314          314          47          46          43          43           43          19

Prepayment Provision         % of Pool    % of Pool   % of Pool  % of Pool
As of Cut-off Date             Nov-14      Nov-15      Nov-16     Nov-17
----------------------------------------------------------------------------
                    Lock out  96.1%       95.9%       96.0%        96.6%

        Yield Maint. Premium   3.0%        3.2%        3.1%         2.6%

 1% to 5% Prepayment Premium   0.0%        0.0%        0.0%         0.0%

                       Other   0.0%        0.0%        0.0%         0.0%

                 Open Period   0.9%        0.9%        0.9%         0.8%

==============================================================================
                      Total: 100.0%      100.0%      100.0%       100.0%
==============================================================================

                 Outstanding
               Balance (mm): $22.0        $16.5       $12.3        $8.4


            Number of Loans:    19           18          17          17


(1) Calculated assuming that no Mortgage Loan prepays, defaults or is repurchased prior to stated maturity, except that the ARD Loans are assumed to pay in full on their respective Final Anticipated Repayment Dates. Otherwise calculated based on Modeling Assumptions to be set forth.